                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06603

                             Performance Funds Trust
               (Exact name of registrant as specified in charter)

                      3435 Stelzer Road, Columbus, OH 43219
               (Address of principal executive offices) (Zip code)

                      3435 Stelzer Road, Columbus, OH 43219
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-737-3676

                        Date of fiscal year end: 5/31/06

                        Date of reporting period: 5/31/06


ITEM 1. REPORTS TO STOCKHOLDERS.

[PERFORMANCE FUNDS LOGO]

Dear Shareholder:

ECONOMIC REVIEW

The U.S. economy continued to prod along during the Performance Funds' fiscal year ended May 31, 2006. The most recent evidence of growth can be seen in the latest Gross Domestic Product (GDP) report. GDP rose at a 5.3 % annual rate in the first quarter of 2006, according to the government's revised estimate, boosted by a rebound in vehicle sales, a pickup in business fixed investment, and stronger export growth. Growth, however, appears to have decelerated somewhat in the second quarter, partly reflecting the impact of higher gasoline prices. Unit motor vehicle sales slipped in April and May. Other areas of consumer spending growth have moderated. Job growth has continued and corporate layoff announcements in May were the lowest since November 2000. Weekly claims for unemployment insurance benefits are trending at a moderately low level. However, there have been scattered reports of skilled labor shortages in some regions and industries. Productivity growth has remained strong, helping to keep unit labor costs low over the last several quarters.

Average weekly earnings rose 4.0% in the 12 months ended May 31, 2006, but most of this increase has been offset by consumer price inflation. Higher gasoline prices have continued to have a larger impact on lower income households. As gasoline prices approached $3 per gallon, that impact was felt more broadly through the middle class, while upper income households remain unaffected.

The housing market has cooled, with sharp slowdowns in areas that had recently been the frothiest. Softer home sales are typically associated with slower consumer spending growth. However, the level of residential housing activity remains relatively strong by historical standards. Furthermore, cumulative gains in home equity remain very large and should continue to support consumer-spending growth to some extent.

Business cycles (expansions and recessions) are largely capital investment cycles. The near-term outlook remains promising. Growth in corporate profits and cash flows has been brisk. Generally, businesses are not highly leveraged (a situation that has typically led to significant problems in the past). Bank lending conditions for business borrowers are accommodative. Global demand for U.S. exports is improving. Still, capital investment decisions will be based partly on expectations of future demand. Business confidence has softened somewhat in the last month or so.

Core inflation has risen above the Fed's comfort range. Part of the recent pickup has been due to shelter costs. Owners' Equivalent Rent, which accounts for 23.4% of the overall CPI and 30.3% of the core figure, is based on surveys of what a homeowner would pay to rent similar properties. High housing prices and rising mortgage rates have led to increased rental demand (which is phased into the CPI over a period of months). Thus, core inflation may remain a bit elevated in the near term. Chairman Bernanke said that, "the Fed will be vigilant to ensure that the recent pattern of elevated monthly core inflation readings is not sustained." Higher core inflation, fears of energy price pass-throughs, and an uptick in inflation expectations have combined to push the Fed toward further increases in short-term rates. In April and early May, the Fed had indicated a desire to pause and asses the impact of previous monetary tightenings. However, Fed officials recently have suggested that inflation is now a much greater concern than slow economic growth.

At this point the consensus economic view is close to the Fed's scenario of a more moderate pace of growth through the remainder of the year and into 2007. However, the outlook remains very uncertain. The Fed's renewed resolve against inflation means that the Fed is likely to raise short-term interest rates more than the market expects. It also means a greater risk that the Fed will slow economic growth more than intended.

Sincerely,

/s/ Douglas H. Ralston
Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.
---------------

Trustmark Investment Advisors, Inc., a wholly-owned subsidiary of Trustmark National Bank, provides investment advisory and other services to the Funds and receives a fee for those services. This material is authorized for distribution only when preceded or accompanied by a prospectus. The Funds are distributed by Performance Funds Distributor, Inc.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC. THERE IS NO BANK GUARANTEE. MUTUAL FUNDS MAY LOSE VALUE. THE VIEWS EXPRESSED IN THIS SHAREHOLDER LETTER REFLECT THOSE OF THE PRESIDENT OF THE ADVISOR THROUGH THE YEAR ENDED MAY 31, 2006. THE PRESIDENT'S VIEWS ARE SUBJECT TO CHANGE BASED ON THE MARKET AND OTHER CONDITIONS.

PERFORMANCE FUNDS TRUST

ANNUAL REPORT -- MAY 31, 2006
--------------------------------------------------------------------------------
TABLE OF CONTENTS

Portfolio Reviews...........................................    1
Schedules of Portfolio Investments:
  The Money Market Fund.....................................   16
  The Short Term Government Income Fund.....................   17
  The Intermediate Term Income Fund.........................   19
  The Large Cap Equity Fund.................................   21
  The Mid Cap Equity Fund...................................   23
  The Leaders Equity Fund...................................   25
  The Strategic Dividend Fund...............................   27
  The Performance Advisor Growth Portfolio..................   29
  The Performance Advisor Moderate Portfolio................   30
  The Performance Advisor Conservative Portfolio............   31
Statements of Assets and Liabilities........................   32
Statements of Operations....................................   34
Statements of Changes in Net Assets.........................   36
Financial Highlights........................................   44
Notes to Financial Statements...............................   60
Report of Independent Registered Public Accounting Firm.....   69
Additional Information......................................   70
Expense Comparison..........................................   72
Annual Approval of Investment Advisory Contract.............   74
Other Information...........................................   76
Information about Trustees and Officers.....................   77

                      (This page intentionally left blank)

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE MONEY MARKET FUND

The Money Market Fund saw short-term interest rates continue to move higher during the past fiscal year. The Federal Reserve moved interest rates higher by 0.25% at each meeting during the past year. The Fed Funds target rate ended May 2006 at five percent from its starting point at the end of May 2005 of three percent. The Fund saw its yield move substantially higher during this time frame as the 7-day yield of the Fund ended the fiscal year at 4.54% from its starting yield at the end of May 2005 of 2.49% (Institutional shares). Yields on securities, such as commercial paper and agency discount notes, moved higher during this time frame as these rates are closely tied to the Fed Funds rate. The Fund maintained a relatively short average maturity during the past year due to the Federal Reserve actions. At the end of May 2006, the Fund had an average maturity of 32 days. The shorter average maturity allows the Fund to reinvest funds in higher rate securities more quickly after a Federal Reserve move which allows our shareholders to more quickly participate in the higher interest rate environment. The Fund will continue to keep a close watch on current economic conditions and Federal Reserve actions so as to best position shareholders going forward.

The Fund invests primarily in high-quality, short-term instruments such as U.S. Treasury obligations, U.S. Government Agency issues, bankers' acceptances, commercial paper, and repurchase agreements. The Fund is considered a first tier Fund as a result of the high quality of the Fund's holdings per the respective ratings from Standard and Poor's (A-1 or A-1+) and Moody's (P-1). An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund's objective is to maintain a stable NAV of $1.00 per share. This has been accomplished since the Fund's inception, but there can be no guarantee that it will be in the future.

Signed,

/s/ Kelly J. Collins
Kelly J. Collins
Portfolio Manager
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2006. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE SHORT TERM GOVERNMENT INCOME FUND

The Short Term Government Income Fund provided shareholders with a return of 1.48% (Institutional Class) for the fiscal year ended May 31, 2006.(1) Fixed income securities struggled to keep positive returns in the short end of the yield curve as the Federal Reserve moved interest rates higher at each meeting during the past year. Two-year Treasury notes ended the past fiscal year at 5.03% after beginning the year at 3.57%. This is the highest yield for the two-year note since December 2000. The yield curve also flattened considerably during the past twelve months as the spread between two-year and ten-year Treasury securities ended the period at less that ten basis points from a beginning spread of over forty basis points at the end of May 2005. The Fund continued to be short duration versus our benchmark during the past year in an effort to provide the best return possible for shareholders as interest rates moved higher during the period. New Federal Reserve Chief Ben Bernanke has stated on numerous occasions that the Fed will continue to be vigilant against inflation going forward which could mean more poor price action for the short end of the yield curve. Toward the end of the period, several inflation measures continued to move higher at the core level as energy and commodity price moves began to seep into these numbers. We will continue to pay close attention to economic and fiscal developments in the coming months to try and position the Fund in the best possible manner for our shareholder.

The Fund continues to use high quality investments for its shareholders such as U.S. Treasury securities, U.S. Agency and Mortgage related securities and high-grade corporate and municipal issues.

Signed,

/s/ Kelly J. Collins
Kelly J. Collins
Portfolio Manager
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2006. The manager's views are subject to change at any time based on the market and other conditions.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------

                     THE SHORT TERM GOVERNMENT INCOME FUND
                        PERFORMANCE (AS OF MAY 31, 2006)
                                  (UNAUDITED)
[LINE GRAPH]

                                                                                                   MERRILL LYNCH 1-3 YEAR U.S.
                                                                 INSTITUTIONAL CLASS SHARES          TREASURY/AGENCY INDEX(1)
                                                                 --------------------------        ---------------------------
5/96                                                                      1000000                            1000000
                                                                          1039400                            1043600
5/97                                                                      1057000                            1066800
                                                                          1094800                            1106000
5/98                                                                      1128300                            1141900
                                                                          1166400                            1187000
5/99                                                                      1179900                            1203600
                                                                          1200400                            1228100
5/00                                                                      1226400                            1252900
                                                                          1281300                            1313800
5/01                                                                      1342500                            1380700
                                                                          1394500                            1444500
5/02                                                                      1415200                            1469100
                                                                          1456100                            1517900
5/03                                                                      1479000                            1560500
                                                                          1474700                            1565700
5/04                                                                      1482300                            1575300
                                                                          1494800                            1590800
5/05                                                                      1507900                            1606100
                                                                          1512400                            1616500
5/06                                                                      1530104                            1638000

----------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
                                                       1 YEAR      5 YEAR      10 YEAR
----------------------------------------------------------------------------------------
 Class A Shares -- without Sales Charge                 1.30%       2.39%       4.08%
----------------------------------------------------------------------------------------
 Class A Shares -- with Sales Charge*                  -1.71%       1.77%       3.77%
----------------------------------------------------------------------------------------
 Institutional Class Shares                             1.48%       2.65%       4.35%
----------------------------------------------------------------------------------------
 Merrill Lynch 1-3 Year U.S. Treasury/Agency Index      1.98%       3.48%       5.06%
----------------------------------------------------------------------------------------

* REFLECTS MAXIMUM SALES CHARGE OF 3.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Merrill Lynch 1-3 Year U.S. Treasury/Agency Index is an unmanaged index comprised of U.S. Treasury issues, debt of U.S. Government agencies and corporate debt guaranteed by the U.S. Government. Maturities of the securities range from one to three years. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index although they can invest in the underlying securities.

    The total returns reflect a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE INTERMEDIATE TERM INCOME FUND

Since May 31, 2005 shares of the Intermediate Term Income Fund (Institutional Class) have returned -.22%.(1) This compares favorably to a -.98% return of the Merrill Lynch Government/Corporate Master Index. Our cautious portfolio stance has provided positive results in a bond market that has provided little opportunity.

In review of the fiscal year, the Fed has increased the target rate from 3.00% to 5.00%, and the 10-year US Treasury rate has increased 1.25% from 3.88% to 5.13%. Oil prices moved to new extreme highs, setting off renewed inflation fears. The stock market continued to advance on better earnings, and the consumer continued fervent support to the economy.

More Fed rate hikes are expected, as the new Chairman Ben Bernanke will endeavor to protect the Fed's credibility as an inflation fighter. The Fed may even be forced to raise rates in the face of an economic slowdown in order to keep inflation subdued. As painful as these recent moves have been to investors, keep in mind that the Fed is doing exactly what we bond investors need, that is, protecting us from inflation that devalues our future spending power. (see last year's letter to shareholders) We can't afford to allow inflation to eat into our future income. Even though further flattening or inverting of the yield curve could occur, we must realize that the latest increases in bond yields are more attractive as long as we know the Fed is diligently fighting future inflation. In a flat yield curve environment, it may be tempting to continue stay invested in shorter-term obligations. However, the recent increases, coupled with a hawkish Fed, may be the combination we need to feel more comfortable investing in longer-term obligations, and moving to a less cautious stance. We will remain cognizant of the fact that it may take bonds yields a while to adjust to a new level of rates. Soon, though, it will be time to look for opportunities arise to capture new yields for our shareholders.

The bond market is now full of potential opportunities such as mortgage related securities priced at a discount to par, high quality corporate issues, and of course, Treasury Notes. I find plain-old Treasury Notes particularly attractive again, as investors now don't give up significant spread to other sectors as before. And since, we have remained cautious through the last few difficult years, we are in a good position to capture new opportunities as they arise.

Signed,

/s/Jonathan Rogers
Jonathan Rogers, CFA
Trustmark National Bank
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2006. The manager's views are subject to change at any time based on the market and other conditions.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                       THE INTERMEDIATE TERM INCOME FUND
                        PERFORMANCE (AS OF MAY 31, 2006)
                                  (UNAUDITED)
[LINE GRAPH]

                                                                       INSTITUTIONAL                      MERRILL LYNCH
                                                                        CLASS SHARES                 GOVIT./CORP. MASTER INDEX(1)
                                                                       -------------                 ----------------------------
5/96                                                                      1000000.00                                  1000000.00
                                                                          1065900.00                                  1118210.00
5/97                                                                      1072000.00                                  1123500.00
                                                                          1139300.00                                  1201710.00
5/98                                                                      1183800.00                                  1252740.00
                                                                          1247600.00                                  1324810.00
5/99                                                                      1213000.00                                  1304250.00
                                                                          1208800.00                                  1309510.00
5/00                                                                      1221600.00                                  1330180.00
                                                                          1315300.00                                  1429990.00
5/01                                                                      1377800.00                                  1500470.00
                                                                          1461600.00                                  1593590.00
5/02                                                                      1492800.00                                  1617040.00
                                                                          1562500.00                                  1710090.00
5/03                                                                      1651200.00                                  1849480.00
                                                                          1626200.00                                  1815670.00
5/04                                                                      1638400.00                                  1823520.00
                                                                          1688400.00                                  1889710.00
5/05                                                                      1724000.00                                  1952010.00
                                                                          1713200.00                                  1862380.00
5/06                                                                      1720127.00                                  1855169.00

----------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
                                                       1 YEAR      5 YEAR      10 YEAR
----------------------------------------------------------------------------------------
 Class A Shares -- without Sales Charge                -0.39%       4.29%       5.31%
----------------------------------------------------------------------------------------
 Class A Shares -- with Sales Charge*                  -5.64%       3.18%       4.75%
----------------------------------------------------------------------------------------
 Class B Shares(2) -- without Sales Charge             -1.05%       3.53%       4.71%
----------------------------------------------------------------------------------------
 Class B Shares(2) -- with Sales Charge**              -5.81%       3.19%       4.71%
----------------------------------------------------------------------------------------
 Institutional Class Shares                            -0.22%       4.54%       5.57%
----------------------------------------------------------------------------------------
 Merrill Lynch Government/Corporate Master Index       -0.98%       5.19%       6.37%
----------------------------------------------------------------------------------------

*  REFLECTS MAXIMUM SALES CHARGE OF 5.25%.

** REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 5.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Merrill Lynch Government/Corporate Master Index (the "Index"), an unmanaged index, which is generally representative of the performance of corporate and U.S. Government bonds. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Class B Shares were not in existence prior to 10/2/98.

    Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares distribution fees, which if reflected, would have lowered performance.

    The total returns set forth reflects the waiver of a portion of the Fund's fees. Without the waiver of these fees, total returns for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE LARGE CAP EQUITY FUND

For the twelve months ended May 31, 2006, the Large Cap Equity Fund (the "Fund"), Institutional Class Shares returned 10.12%. This performance outpaced that of its benchmark, the S&P 500 Index, which advanced 8.63% during the period.(1) Much of this outperformance can be attributed to the overweight of both the Materials and Energy sectors within the Fund, which benefited from the rise in commodity prices and crude oil prices respectively.

The poorest performing stocks in the Fund were those whose business models are consumer driven. Specifically, Microsoft (-10.89%), Staples (-10.56%), Qualcomm (-6.62%), Newell Rubbermaid (-5.83%), and McGraw-Hill (-5.66%) all hindered the performance of the Fund. These consumer stocks lagged as the Fed continued to increase consumer-borrowing costs in the form of the Federal Funds Rate and as gas prices continued their march upward crimping consumers' discretionary spending habits. The positive performing stocks in the Fund were those that benefited from this rise in commodity and crude oil prices. Some of the largest advancers in the Fund came from the mining, transportation, and oil and gas exploration industries, in the form of Allegheny Technologies (132.9%), CSX Corp (53.66%), and Transocean (40.12%).(2)

In addition, a portion of the Fund's outperformance can be credited to the continued underweight of large-cap, growth companies that were the market winners of the late-1990s. All of the Fund's biggest advancers during the period continued to be those that receive a below median weight in the index. Until the trend decisively changes, the Fund will continue to look to this smaller area of the large-cap space for potential holdings. However, if the Fed should continue to increase rates beyond neutral, pushing the economy into a slowdown, these mega-cap, stable, consumer-driven stocks could become the market leaders of the next cycle. These companies generally produce goods and services that hold up in good economic conditions and bad and could present a profitable proposition in the future.

LISTED BELOW ARE THE TOP TEN EQUITY HOLDINGS OF THE FUND AS OF MAY 31, 2006(2):

 1.   Exxon Mobil Corporation            2.86%
 2.   General Electric Company           2.66%
 3.   Nucor Corporation                  2.34%
 4.   ConocoPhilips                      1.94%
 5.   Hewlett-Packard Company            1.88%
 6.   Occidental Petroleum
      Corporation                        1.83%
 7.   Allegheny Technologies, Inc.       1.73%
 8.   Burlington Northern Santa Fe
      Corporation                        1.62%
 9.   Microsoft Corporation              1.54%
10.   Citigroup, Inc.                    1.52%

Signed,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.

/s/ Douglas P. Muenzenmay
Doug P. Muenzenmay, CFA
Portfolio Manager
Trustmark Investment Advisors, Inc.

---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The Standard & Poor's 500 Stock Index (the "Index") is an unmanaged index that reflects the U.S. stock market as a whole. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Portfolio composition is subject to change. The ten largest equity holdings' percentages are based upon net assets as of May 31, 2006.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2006. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                           THE LARGE CAP EQUITY FUND
                        PERFORMANCE (AS OF MAY 31, 2006)
                                  (UNAUDITED)
[LINE GRAPH]

                                                                 INSTITUTIONAL CLASS SHARES                 S&P 500(1)
                                                                 --------------------------                 ----------
5/96                                                                      1000000                            1000000
                                                                          1157300                            1468630
5/97                                                                      1290600                            1662150
                                                                          1477000                            1887250
5/98                                                                      1710400                            2171680
                                                                          1845600                            2334210
5/99                                                                      2022500                            2628430
                                                                          2142700                            2821890
5/00                                                                      2130700                            2903600
                                                                          1993100                            2702650
5/01                                                                      1874500                            2597330
                                                                          1745300                            2372570
5/02                                                                      1620600                            2237970
                                                                          1445400                            1980930
5/03                                                                      1465800                            2057460
                                                                          1559900                            2279680
5/04                                                                      1657200                            2434400
                                                                          1787700                            2572520
5/05                                                                      1830000                            2634750
                                                                          1955400                            2172370
5/06                                                                      2015220                            2228963

----------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
                                                       1 YEAR      5 YEAR      10 YEAR
----------------------------------------------------------------------------------------
 Class A Shares -- without Sales Charge                 9.93%       1.22%       7.00%
----------------------------------------------------------------------------------------
 Class A Shares -- with Sales Charge*                   4.17%       0.14%       6.42%
----------------------------------------------------------------------------------------
 Class B Shares(2) -- without Sales Charge              9.04%       0.44%       6.39%
----------------------------------------------------------------------------------------
 Class B Shares(2) -- with Sales Charge**               4.42%       0.21%       6.39%
----------------------------------------------------------------------------------------
 Institutional Class Shares                            10.12%       1.46%       7.26%
----------------------------------------------------------------------------------------
 Standard & Poor's 500 Stock Index                      8.63%       1.96%       8.35%
----------------------------------------------------------------------------------------

         *  REFLECTS MAXIMUM SALES CHARGE OF 5.25%.

         ** REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF
            5.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Standard & Poor's 500 Stock Index (the "Index"), which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Class B Shares were not in existence prior to 10/2/98.

    Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares distribution fees, which if reflected, would have lowered performance.

    The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE MID CAP EQUITY FUND

For the twelve months ended May 31, 2006, the Mid Cap Equity Fund (the "Fund"), Institutional Class Shares returned 12.50% compared to the Standard & Poor's MidCap 400 Stock Index, which returned 15.58%.(1) Most of the underperformance can be attributed to holdings in the Consumer Discretionary sector, namely the Homebuilding and Retail Industries, two industries hurt by the slow down in consumer spending.

The most prominent theme during the period was the continued rise of crude oil prices, which rose 37% to close above $70 at the end of the twelve months. This fact coupled with the Federal Reserve raising their benchmark rate from 3% at the beginning of the period to 5% at the end, combined to dampen consumer-spending power. As a result some of the biggest decliners in the Fund came from industries that heavily rely on consumer spending, specifically, Toll Brothers (-41.9%), Urban Outfitters (-32.9%), Beazer Homes (-30.3%), and Williams Sonoma (-17.9%). On the positive side, the Fund was able to capture gains from companies that were involved in the energy space, either from coal production, oil and gas equipment services, or oil and gas refining. Peabody Energy (162.1%), Weatherford International (97.9%), and Valero Energy (79.5%), were three such companies that advanced the most during the fiscal year.(2)

The multi-year trend of mid-sized capitalization outperformance over larger capitalization stocks continued during the fiscal year. Until a structural change becomes evident, the Fund will continue to look to Industrials, Energy, and Materials to lead the way in the MidCap arena. However, in the event of an economic slowdown or an outright recession, then we would expect that more defensive and stable companies could emerge as the leaders of the next business cycle.

LISTED BELOW ARE THE TOP TEN EQUITY HOLDINGS OF THE FUND AS OF MAY 31, 2006(2):

 1.   Peabody Energy Corporation         3.34%
 2.   S&P 400 Mid-Cap Depositary
      Receipt                            2.55%
 3.   Valero Energy Corporation          2.35%
 4.   Precision Castparts Corporation    2.21%
 5.   Weatherford International, Inc.    2.19%
 6.   W.R. Berkley Corporation           2.17%
 7.   Cognizant Technology Solutions
      Corporation                        1.92%
 8.   Expeditors International of
      Washington, Inc.                   1.88%
 9.   XTO Energy, Inc.                   1.85%
10.   Fastenal Company                   1.77%

Signed,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The Standard & Poor's 400 Stock Index (the "Index") is an unmanaged capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the market capitalization is approximately $700 million. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Portfolio composition is subject to change. The ten largest equity holdings' percentages are based upon net assets as of May 31, 2006.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2006. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                            THE MID CAP EQUITY FUND
                        PERFORMANCE (AS OF MAY 31, 2006)
                                  (UNAUDITED)
[LINE GRAPH]

                                                                 INSTITUTIONAL CLASS SHARES             S&P MIDCAP 400(1)
                                                                 --------------------------             -----------------
5/96                                                                      1000000                            1000000
                                                                          1095900                            1379550
5/97                                                                      1226200                            1517890
                                                                          1433500                            1758270
5/98                                                                      1559200                            1971820
                                                                          1440600                            1941100
5/99                                                                      1542600                            2206970
                                                                          1657100                            2355890
5/00                                                                      1674500                            2680510
                                                                          1708500                            2724420
5/01                                                                      1760400                            2973230
                                                                          1630600                            2771930
5/02                                                                      1781900                            3044340
                                                                          1557400                            2598870
5/03                                                                      1665000                            2766140
                                                                          1972000                            3323630
5/04                                                                      2122100                            3505570
                                                                          2252300                            3778600
5/05                                                                      2396000                            3995710
                                                                          2615100                            3425650
5/06                                                                      2695410                            3594826

----------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
                                                       1 YEAR      5 YEAR      10 YEAR
----------------------------------------------------------------------------------------
 Class A Shares -- without Sales Charge                12.28%       8.64%      10.16%
----------------------------------------------------------------------------------------
 Class A Shares -- with Sales Charge*                   6.37%       7.47%       9.56%
----------------------------------------------------------------------------------------
 Class B Shares(2) -- without Sales Charge             11.53%       7.81%       9.51%
----------------------------------------------------------------------------------------
 Class B Shares(2) -- with Sales Charge**               6.74%       7.53%       9.51%
----------------------------------------------------------------------------------------
 Institutional Class Shares                            12.50%       8.89%      10.42%
----------------------------------------------------------------------------------------
 Standard & Poor's MidCap 400 Stock Index              15.58%       9.21%      13.65%
----------------------------------------------------------------------------------------

         *  REFLECTS MAXIMUM SALES CHARGE OF 5.25%.

         ** REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF
            5.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Standard & Poor's MidCap 400 Stock Index (the "Index"), which is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Class B Shares were not in existence prior to 10/2/98.

    Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares distribution fees, which if reflected, would have lowered performance.

    The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE LEADERS EQUITY FUND

For the twelve months ended May 31, 2006, the Leaders Equity Fund (the "Fund") Institutional Class Shares returned 20.22%,(1) while the Russell 1000 Index returned 9.38%(2) and the Russell 1000 Growth Index returned 6.14%.(3) A vast portion of this outperformance came from special emphasis placed on holdings in the Industrials, Energy, and Information Technology sectors.

Exploiting the prevailing trend of rising energy and commodity prices, the Fund's biggest gainers during the twelve months came from the Industrials and Energy sectors. These commodities driven, capital-intensive companies continued to be the leaders of the broader market, as well as global markets, as economies around the world ramped up capital spending on infrastructure to keep up with the pace of the flattening world. The biggest contributor was coal company Peabody Energy (165.7%), followed by Precision Castparts (62.3%), Baker Hughes (49.7%), Joy Global (47.3%), and Thomas & Betts (44.9%). Several Information Technology companies that led the innovation wave of the information technology space proved to be successes for the Fund. Notably, Corning (75.2%), NVIDIA (52.2%), and Transaction Systems Architects (33.7%) provided large advances.(4)

Not surprisingly, as discretionary consumer spending continued to be crimped by higher interest rates and rising prices at the pump, those companies whose earnings are more closely tied to consumer spending trends proved to be the laggards during the fiscal year. For example, a couple of the noteworthy decliners for the Fund included Pulte Homes (-17.5%), Smithfield Foods (-13.5%), and Claire's Stores (-13.5%). As always, the Fund will continue to focus on companies with strong earnings growth and good appreciation potential for the near-term.

LISTED BELOW ARE THE TOP TEN EQUITY HOLDINGS OF THE FUND AS OF MAY 31, 2006(4):

 1.   Peabody Energy Corporation         2.78%
 2.   Baker Hughes, Inc.                 2.57%
 3.   Thomas & Betts Corporation         2.56%
 4.   Transaction Systems Architects,
      Inc.                               2.47%
 5.   Schlumberger, Ltd.                 2.44%
 6.   NVIDIA Corporation                 2.31%
 7.   Monster Worldwide, Inc.            2.27%
 8.   Corning, Inc.                      2.25%
 9.   Cummins, Inc.                      2.25%
10.   Citrix Systems, Inc.               2.23%

Signed,

/s/ Douglas H. Ralston
Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.

/s/ Douglas P. Muenzenmay
Doug P. Muenzenmay, CFA
Portfolio Manager
Trustmark Investment Advisors, Inc.

---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Russell 1000 Index is an unmanaged capitalization weighted index which measures the performance of the 1,000 largest companies based on total market capitalization.

(3) The Russell 1000 Growth Index is an unmanaged index comprised of the securities in the Russell 1000 Index with a greater-than average growth orientation.

    The performance of these indices does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(4) Portfolio composition is subject to change. The ten largest equity holdings' percentages are based upon net assets as of May 31, 2006.

As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2006. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                            THE LEADERS EQUITY FUND
                        PERFORMANCE (AS OF MAY 31, 2006)
[LINE GRAPH]                      (UNAUDITED)

                                               INSTITUTIONAL CLASS SHARES        RUSSELL 1000(1)         RUSSELL 1000 GROWTH(2)
                                               --------------------------        ---------------         ----------------------
9/00                                                    1000000                      1000000                     1000000
11/00                                                    844300                       855900                      735400
5/01                                                     789200                       823800                      625200
11/01                                                    669200                       750400                      567800
5/02                                                     728200                       713900                      494700
11/02                                                    568200                       629900                      439000
5/03                                                     619200                       658900                      455900
11/03                                                    713200                       736600                      512500
5/04                                                     751200                       783400                      538100
11/04                                                    819300                       829800                      542400
5/05                                                     811200                       857300                      556000
11/05                                                    918300                       912400                      595200
5/06                                                     975298                       937700                      590100

-----------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
                                                       1 YEAR      5 YEAR    INCEPTION(#)
-----------------------------------------------------------------------------------------
 Class A Shares -- without Sales Charge                20.07%       4.12%       -0.65%
-----------------------------------------------------------------------------------------
 Class A Shares -- with Sales Charge*                  13.83%       2.99%       -1.57%
-----------------------------------------------------------------------------------------
 Class B Shares -- without Sales Charge                19.15%       3.27%       -1.42%
-----------------------------------------------------------------------------------------
 Class B Shares -- with Sales Charge**                 14.15%       2.92%       -1.59%
-----------------------------------------------------------------------------------------
 Institutional Class Shares                            20.22%       4.32%       -0.43%
-----------------------------------------------------------------------------------------
 Russell 1000 Index                                     9.38%       2.62%       -1.11%
-----------------------------------------------------------------------------------------
 Russell 1000 Growth Index                              6.14%      -1.15%       -8.76%
-----------------------------------------------------------------------------------------

*  REFLECTS MAXIMUM SALES CHARGE OF 5.25%.

** REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 5.00%.

# INCEPTION DATE OF THE LEADERS EQUITY FUND IS 9/1/00.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (the "Index"). The Russell 1000 Index is an unmanaged capitalization weighted index which measures the performance of the 1,000 largest companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

(2) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Growth (the "Growth Index"). The Russell 1000 Growth is an unmanaged capitalization weighted index containing those securities in the underlying Russell 1000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher growth rates. The Growth Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

    The total returns set forth reflect a reduction of a portion of the Fund's fees. Without the reduction of these fees, total returns for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE STRATEGIC DIVIDEND FUND

The Strategic Dividend Fund (the "Fund"), launched by the Performance Family of Funds in late 2004, is now in the middle of its second year. For the one year ended May 31, 2006, the Fund's Institutional Class Shares returned 8.67%(1) compared to the Dow Jones Select Dividend Index, which returned 7.54% during that same time period.(2) As in prior periods, outperformance is attributable to a combination of the Fund's superior dividend yield as compared to the Dow Jones Select Dividend Index and the Fund's overweighting of the outperforming energy and materials sectors and underweighting of the underperforming technology sector. The Fund continues to maintain an overall annual yield in excess of 4% and an average annual dividend growth rate exceeding 8%.

The holdings that performed particularly well during the period belonged to a variety of economic sectors, but were concentrated in the energy and materials sectors, both of which are over weighted in the Fund. Energy companies producing superior returns during the period include Global SantaFe Corp. (+73%), Valero Energy (+79.5%), and Diamond Offshore (+63%). In addition, Basic Materials companies Temple Inland and Alcoa each gained more than 20%, during the one year ended May 31, 2006.(3)

Assets in the Fund have continued to increase, with the Fund's total assets growing from approximately $20.4 million as of May 31, 2005, to more than $33 million as of May 31, 2006, an increase of over 61%.

  LISTED BELOW ARE THE TOP TEN EQUITY HOLDINGS OF THE FUND AT MAY 31, 2006(3):

 1.  Boston Properties, Inc.             2.2%
 2.  Public Storage, Inc.                2.2%
 3.  Union Pacific Corporation           2.1%
 4.  Altria Group, Inc.                  2.1%
 5.  Kerr-McGee Corporation              2.1%
 6.  Burlington Northern Santa Fe
     Corporation                         2.1%
 7.  Valero Energy Corporation           2.0%
 8.  Oklahoma Gas & Electric Company     2.0%
 9.  J.P. Morgan Chase Company           2.0%
10.  BP Amoco PLC                        2.0%

Signed,

/s/ L. Farrell Crane, Jr.
L. Farrell Crane, Jr.
Director of Research
Orleans Capital Management
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Dow Jones Select Dividend Index is an unmanaged index comprised of securities which have an annual average daily dollar trading volume of more than $1.5 million. The performance of this index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Portfolio composition is subject to change. The ten largest equity holdings' percentages are based upon net assets as of May 31, 2006.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2006. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------

                          THE STRATEGIC DIVIDEND FUND
                        PERFORMANCE (AS OF MAY 31, 2006)
                                  (UNAUDITED)
[LINE GRAPH]

                                                               INSTITUTIONAL CLASS SHARES      DOW JONES SELECT DIVIDEND INDEX(1)
                                                               --------------------------      ----------------------------------
11/8/04                                                                 1000000                              1000000
11/04                                                                   1007000                              1046640
12/04                                                                   1034200                              1060250
3/05                                                                    1031400                              1044180
6/05                                                                    1060300                              1083750
9/05                                                                    1090600                              1105150
12/05                                                                   1083800                              1100390
3/06                                                                    1127700                              1133670
5/06                                                                    1130696                              1148233

-------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
                                                               1 YEAR    INCEPTION(#)
-------------------------------------------------------------------------------------
 Class A Shares -- without Sales Charge                         8.53%       8.02%
-------------------------------------------------------------------------------------
 Class A Shares -- with Sales Charge*                           2.80%       4.37%
-------------------------------------------------------------------------------------
 Institutional Class Shares                                     8.67%       8.20%
-------------------------------------------------------------------------------------
 Dow Jones Select Dividend Index                                7.54%       9.12%
-------------------------------------------------------------------------------------

* REFLECTS MAXIMUM SALES CHARGE OF 5.25%.

# INCEPTION DATE OF THE STRATEGIC DIVIDEND FUND IS 11/9/04.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Dow Jones Select Dividend Index (the "Index"). The Dow Jones Select Dividend Index is an unmanaged index comprised of securities which have an annual average daily dollar trading volume of more than $1.5 million. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

    The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE ADVISOR LIFESTYLE SERIES

The Performance Advisor Lifestyle Series (PALS) continues to produce solid returns from the investment in the Performance Funds family. Each of the three fund-of-funds, Conservative, Moderate, and Growth performed in line with their given risk levels. In the fiscal year, the underlying equity funds significantly outperformed the bond funds adding to the previous year's positive returns.

The allocation changes for the year added to the returns for the Lifestyle funds. Most notably, the Strategic Dividend Fund was introduced to the mix of underlying funds used in each PALS fund. Positions of 20%, 15%, and 5% in the Conservative, Moderate, and Growth funds respectively were added to capitalize on the strength of dividend paying stocks and to further the risk/reward profile of each of these funds. Money was also shifted out of the Intermediate Term Income Fund and Large Cap Equity Fund and invested in the Leaders Equity Fund within the PALS Moderate and Growth Funds. This proved to be another value-added move as the Leaders Equity Fund was the best performing asset of the collection. As stocks appeared more attractive to bonds, the over-weighted positions in the equity funds remained the same.

As of May 31, 2006, the allocations for each fund were as follows:

                                                                CONSERVATIVE      MODERATE      GROWTH
ASSET                                                               FUND            FUND         FUND
-----                                                           ------------      --------      ------
The Money Market Fund                                                5%              0%           0%
The Short Term Government Income Fund                               40%             35%          20%
The Intermediate Term Income Fund                                   15%              0%           0%
The Large Cap Equity Fund                                           10%             15%          25%
The Mid Cap Equity Fund                                             10%             25%          30%
The Leaders Equity Fund                                              0%             10%          20%
The Strategic Dividend Fund                                         20%             15%           5%

The bullish stock market continued its uptrend to levels unseen before in the smaller indexes, while large cap companies followed in trend but trailed in relative strength. The S&P 500 Index was up +8.63%(1) for the year, while overall, the Performance equity funds (Institutional Class) returned +10.12%, +12.50%, +20.22% and +8.67% for the Large Cap Equity, Mid Cap Equity, Leaders Equity and Strategic Dividend funds, respectively. The over-weighting in these funds helped to add value compared to the broad market benchmark. Management has continued to maintain a larger allocation in the equity funds during the year.

As bond yields pushed higher across the yield curve, returns were subdued in the fixed income arena. The Short Term Government Income Fund and Intermediate Term Income Fund both fell victim to the price decline but managed to post solid relative (Institutional Class) returns (1.48% and -0.22%, respectively). A conservative posture within the fixed income market continued to be taken in order to minimize the volatility and guard against a loss of principal in a rising interest rate environment. Positions remain under-weighted in fixed income funds relative to their target allocations.

Signed,

/s/ Ben Edwards
Ben Edwards
Portfolio Manager
Trustmark Investment Advisors
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Money market funds offer low risk and low return potential.

(1) The Standard & Poor's 500 Stock Index (the "Index") is an unmanaged index that reflects the U.S. stock market as a whole. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2006. The manager's views are subject to change at any time based on the market and other conditions.

The total returns set forth reflects the waiver of a portion of the Fund's fees, without the waiver of these fees, total returns for the period would have been lower.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------

                      PERFORMANCE ADVISOR LIFESTYLE SERIES
                        PERFORMANCE (AS OF MAY 31, 2006)
[LINE GRAPH]                      (UNAUDITED)

                               ADVISOR LIFESTYLE   ADVISOR LIFESTYLE   ADVISOR LIFESTYLE
                                     GROWTH            MODERATE          CONSERVATIVE                        MERRILL LYNCH
                                   (C SHARES)         (C SHARES)          (C SHARES)          S&P 500(1)     GOV'T./CORP.(2)
                               -----------------   -----------------   -----------------    -------------    ---------------
8/04/03                              10000               10000               10000               10000             10000
8/03                                 10190               10150               10060             10059.5           10194.6
11/03                                10720               10610               10287             10267.1           10750.7
2/04                                 11170               10970               10564             10583.7           11681.8
5/04                                 11110               10900               10427             10311.5           11480.3
8/04                                 10940               10822               10433             10681.8           11361.5
11/04                                11630               11342               10706             10685.8           12131.7
2/05                                 11927               11577               10837               10806             12496
5/05                                 11876               11575               10871             11038.1           12425.1
8/05                                 12293               11859               11047               12787             11154
11/05                                12691               12121               11811               13155             10972
2/06                                 13172               12459               11342               13544             11084
5/06                                 13031               12400               11351               13497             10929




-------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------
                                                               1 YEAR    INCEPTION(#)
-------------------------------------------------------------------------------------
 The Performance Advisor Growth Portfolio
-------------------------------------------------------------------------------------
  Class C Shares -- without Sales Charge                        9.63%        9.82%
-------------------------------------------------------------------------------------
  Class C Shares -- with Sales Charge*                          8.72%        9.82%
-------------------------------------------------------------------------------------
 The Performance Advisor Moderate Portfolio
-------------------------------------------------------------------------------------
  Class C Shares -- without Sales Charge                        7.13%        7.91%
-------------------------------------------------------------------------------------
  Class C Shares -- with Sales Charge*                          6.13%        7.91%
-------------------------------------------------------------------------------------
 The Performance Advisor Conservative Portfolio
-------------------------------------------------------------------------------------
  Class C Shares -- without Sales Charge                        4.42%        4.59%
-------------------------------------------------------------------------------------
  Class C Shares -- with Sales Charge*                          3.43%        4.59%
-------------------------------------------------------------------------------------
 Standard & Poor's 500 Stock Index                              8.63%       11.17%
-------------------------------------------------------------------------------------
 Merrill Lynch Government/Corporate Master Index               -0.98%        3.19%
-------------------------------------------------------------------------------------

* REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

# INCEPTION DATE FOR ALL OF THE ADVISOR LIFESTYLE SERIES IS 8/4/03.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Standard & Poor's 500 Stock Index (the "S&P Index"), which represents the U.S. stock market as a whole. The S&P Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Portfolio's performance reflects the deduction of fees for these services.

(2) The Merrill Lynch Government/Corporate Master Index (the "ML Index") is an unmanaged index, which is generally representative of the performance of corporate and U.S. Government bonds. The ML Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Portfolio's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

    The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST
THE MONEY MARKET FUND
Schedule of Portfolio Investments
May 31, 2006

 PRINCIPAL
  AMOUNT           SECURITY DESCRIPTION          VALUE
 ---------         --------------------          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 66.1%
FEDERAL HOME LOAN BANK -- 34.4%
$20,000,000   4.88%**, 6/7/06...............  $ 19,983,733
 20,000,000   4.89%**, 6/9/06...............    19,978,267
 55,000,000   4.87%**, 6/14/06..............    54,903,258
 19,955,000   4.90%**, 6/21/06..............    19,900,623
 10,000,000   4.94%**, 6/23/06..............     9,969,811
 25,000,000   5.14%**, 6/28/06..............    24,907,094
  9,000,000   3.10%, 12/20/06...............     8,930,117
  5,000,000   4.63%, 1/17/07................     4,999,463
 10,000,000   4.80%, 2/26/07................     9,993,737
  5,000,000   5.00%, 3/20/07................     4,999,202
                                              ------------
                                               178,565,305
                                              ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 19.6%
 15,700,000   4.86%**, 6/6/06...............    15,689,392
 19,600,000   4.95%**, 6/8/06...............    19,581,135
 55,000,000   4.91%**, 6/13/06..............    54,910,449
  5,900,000   5.50%, 7/15/06................     5,906,862
  5,000,000   4.13%, 9/27/06................     5,000,000
                                              ------------
                                               101,087,838
                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.1%
 25,000,000   4.86%**, 6/1/06...............    25,000,000
 12,400,000   4.95%**, 6/14/06..............    12,377,835
 15,000,000   4.88%**, 6/22/06..............    14,957,300
  5,000,000   4.05%, 8/14/06................     5,000,000
  5,000,000   5.00%, 1/15/07................     4,995,036
                                              ------------
                                                62,330,171
                                              ------------
      TOTAL U.S. GOVERNMENT AGENCY
        OBLIGATIONS.........................   341,983,314
                                              ------------
COMMERCIAL PAPER** -- 24.3%
CONSUMER GOODS & SERVICES -- 3.6%
 18,500,000   Stanley Works, 4.87%,
                6/20/06.....................    18,452,450
                                              ------------
ENERGY -- 3.9%
 20,000,000   Chevron Funding Corporation,
                4.80%, 6/2/06...............    19,997,333
                                              ------------
FINANCIAL SERVICES -- 14.3%
 20,000,000   General Electric Capital
                Corporation, 4.99%,
                6/9/06......................    19,977,822
 12,000,000   Merrill Lynch & Company,
                4.99%, 6/8/06...............    11,988,357
  5,000,000   Merrill Lynch & Company,
                5.00%, 6/22/06..............     4,985,417
 22,500,000   National Rural Utilities,
                5.00%, 6/28/06..............    22,415,625
 15,000,000   Wells Fargo & Company, 4.96%,
                6/23/06.....................    14,954,533
                                              ------------
                                                74,321,754
                                              ------------

 PRINCIPAL
  AMOUNT           SECURITY DESCRIPTION          VALUE
 ---------         --------------------          -----
COMMERCIAL PAPER** (CONTINUED)
RETAIL -- 2.5%
$12,890,000   Wal-Mart Stores, Inc. 4.94%,
                6/27/06.....................  $ 12,844,011
                                              ------------
      TOTAL COMMERCIAL PAPER................   125,615,548
                                              ------------
CORPORATE BONDS -- 6.3%
FINANCIAL SERVICES -- 6.3%
  5,000,000   Bear Stearns Company, Inc.,
                5.23%*, 1/16/07.............     5,006,026
  5,000,000   First Union Corporation,
                7.50%, 7/15/06..............     5,020,234
  5,000,000   Goldman Sachs Group, Inc.,
                5.28%*, 10/27/06............     5,004,401
  7,339,000   MBNA America Bank NA, 6.50%,
                6/20/06.....................     7,345,947
  5,000,000   Merrill Lynch & Company,
                5.13%*, 9/18/06.............     5,003,682
  5,000,000   Wells Fargo & Company, 5.00%*,
                9/15/06.....................     5,002,085
                                              ------------
      TOTAL CORPORATE BONDS.................    32,382,375
                                              ------------
MUNICIPAL BONDS -- 1.3%
MISSISSIPPI -- 1.3%
  6,580,000   Mississippi Business Finance
                Corporation, 5.11%*,
                4/1/21......................     6,580,000
                                              ------------
      TOTAL MUNICIPAL BONDS.................     6,580,000
                                              ------------
REPURCHASE AGREEMENTS -- 2.2%
 11,320,885   Bank of America Securities,
                4.99%, 6/1/06, with a
                maturity value of
                $11,322,454 (fully
                collateralized by Federal
                Home Loan Mortgage
                Corporation notes with a
                maturity date of 11/23/35
                and a value of
                $11,547,303)................    11,320,885
                                              ------------
      TOTAL REPURCHASE AGREEMENTS...........    11,320,885
                                              ------------
      TOTAL INVESTMENTS
        (Cost $517,882,122)(a) -- 100.2%....   517,882,122



      LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.2%)....................     (925,109)
                                              ------------
      NET ASSETS -- 100.0%..................  $516,957,013
                                              ============

---------------

(a) Cost for federal income tax and financial reporting purposes is the same.

* Variable rate note. Rate disclosed represents the rate in effect at May 31, 2006.

** Discount note. Rate disclosed represents the effective yield at purchase date.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE SHORT TERM GOVERNMENT INCOME FUND
Schedule of Portfolio Investments
May 31, 2006

PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 93.0%
FEDERAL FARM CREDIT BANK -- 2.2%
$2,500,000   3.40%, 8/27/08.................  $  2,400,000
                                              ------------
FEDERAL HOME LOAN BANK -- 32.6%
 2,000,000   4.88%, 5/15/07.................     1,991,114
 3,000,000   3.88%, 6/8/07..................     2,955,000
 3,000,000   3.75%, 8/15/07.................     2,944,635
 3,000,000   3.80%, 8/24/07.................     2,945,154
 2,000,000   4.13%, 9/6/07..................     1,970,000
 2,000,000   4.13%, 10/19/07................     1,967,850
 2,500,000   4.13%, 10/26/07................     2,459,375
 2,000,000   4.63%, 1/18/08.................     1,977,996
 2,000,000   4.00%, 3/10/08.................     1,955,418
 3,000,000   4.75%, 3/14/08.................     2,970,360
 2,500,000   4.13%, 4/18/08.................     2,446,875
 3,000,000   5.13%, 6/18/08.................     2,993,003
 3,000,000   5.00%, 9/12/08.................     2,979,036
 3,000,000   4.75%, 12/12/08................     2,959,284
                                              ------------
                                                35,515,100
                                              ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 20.6%
 2,000,000   4.25%, 2/28/07.................     1,983,664
 2,000,000   4.50%, 4/18/07.................     1,983,262
 1,465,000   3.75%, 8/3/07..................     1,439,363
 2,000,000   4.00%, 8/10/07.................     1,969,384
 2,500,000   4.35%, 8/15/07.................     2,470,270
 2,500,000   4.00%, 8/17/07.................     2,459,375
 2,350,000   4.50%, 8/22/07.................     2,324,002
 2,000,000   5.13%, 4/18/08.................     1,992,794
 2,000,000   5.38%, 5/15/08.................     1,995,900
 3,000,000   3.88%, 6/15/08.................     2,917,499
 1,000,000   4.00%, 1/14/09.................       966,239
                                              ------------
                                                22,501,752
                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 23.5%
 2,000,000   3.13%, 4/5/07..................     1,963,482
 3,000,000   3.88%, 5/15/07.................     2,959,101
 2,000,000   4.25%, 9/28/07.................     1,970,250
 2,000,000   3.88%, 2/1/08..................     1,953,964
 2,000,000   4.40%, 2/4/08..................     1,970,310
 2,000,000   5.10%, 2/22/08.................     1,989,630
 3,000,000   3.00%, 7/16/08.................     2,861,250
 4,500,000   4.00%, 1/26/09.................     4,353,448
 2,830,000   3.60%, 3/3/09..................     2,706,188
 3,000,000   4.20%, 6/8/09..................     2,906,730
                                              ------------
                                                25,634,353
                                              ------------

PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
U.S. GOVERNMENT AGENCY MORTGAGES -- 14.1%
$   67,410   Federal Home Loan Mortgage
               Corporation, 3.50%, 3/25/09,
               Series 2003-92 PA............  $     67,180
 1,832,564   Federal Home Loan Mortgage
               Corporation, 5.00%, 9/15/12,
               Series 2702 WA...............     1,822,888
 1,367,258   Federal Home Loan Mortgage
               Corporation, 4.50%, 12/15/17,
               Series 2690 TB...............     1,361,283
   525,576   Federal Home Loan Mortgage
               Corporation, 4.50%, 3/25/21,
               Series 2003-26 AB............       523,234
 4,541,916   Federal Home Loan Mortgage
               Corporation, 4.00%, 5/15/22,
               Series 2693 JC...............     4,507,988
 2,420,122   Federal Home Loan Mortgage
               Corporation, 3.50%, 9/15/22,
               Series 2715 QB...............     2,374,865
 2,792,738   Government National Mortgage
               Association, 3.25%, 6/16/27,
               Series 2004-26 HD............     2,694,406
 2,159,179   Government National Mortgage
               Association, 3.47%, 4/20/34,
               Series 2004-22 BK............     2,058,475
                                              ------------
                                                15,410,319
                                              ------------
      TOTAL U.S. GOVERNMENT AGENCY
        OBLIGATIONS.........................   101,461,524
                                              ------------
CORPORATE BONDS -- 2.7%
FINANCIAL SERVICES -- 2.7%
 1,000,000   General Electric Capital
               Corporation, 8.75%,
               5/21/07......................     1,030,395
 1,000,000   International Lease Finance
               Corporation, 3.75%, 8/1/07...       978,118
 1,000,000   Landwirtschaftliche Rentenbank,
               5.16%, 2/27/09...............       990,190
                                              ------------
      TOTAL CORPORATE BONDS.................     2,998,703
                                              ------------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE SHORT TERM GOVERNMENT INCOME FUND
Schedule of Portfolio Investments (continued)
May 31, 2006

  SHARES          SECURITY DESCRIPTION           VALUE
  ------          --------------------           -----
INVESTMENT
COMPANIES -- 3.6%
 3,875,996   Performance Money Market Fund,
               Institutional Class(a).......  $  3,875,996
                                              ------------
      TOTAL INVESTMENT COMPANIES............     3,875,996
                                              ------------
      TOTAL INVESTMENTS
        (Cost $110,204,263) -- 99.3%........   108,336,223
      OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.7%.................       810,352
                                              ------------
      NET ASSETS -- 100.0%..................  $109,146,575
                                              ============

---------------

(a) Affiliated security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Schedule of Portfolio Investments
May 31, 2006

PRINCIPAL
  AMOUNT           SECURITY DESCRIPTION           VALUE
---------          --------------------           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 72.3%
FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 2.1%
$1,000,000   5.93%, 6/4/08...................  $ 1,011,390
                                               -----------
FEDERAL FARM CREDIT BANK -- 4.2%
 2,000,000   5.88%, 7/28/08..................    2,022,500
                                               -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 20.3%
 1,000,000   6.63%, 9/15/09..................    1,038,313
 3,000,000   4.50%, 11/15/13, Series 2770
               UH............................    2,947,770
 2,000,000   4.50%, 2/15/15, Series 2658
               PD............................    1,941,960
 3,000,000   4.50%, 7/15/15, Series 2633
               PC............................    2,914,350
 1,000,000   5.00%, 5/15/34, Series 2922
               QE............................      929,240
                                               -----------
                                                 9,771,633
                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.6%
 3,000,000   4.50%, 5/25/15, Series 2003-54
               TC............................    2,912,945
 1,000,000   4.00%, 11/25/18, Series 2003-112
               AN............................      887,750
   204,488   7.00%, 4/1/20, Pool #253299.....      210,549
    90,491   7.50%, 9/1/29, Pool #252717.....       93,999
 1,023,198   4.00%, 12/25/29, Series 2003-27
               EC............................      968,925
 3,000,000   5.00%, 8/25/30, Series 2003-54
               PE............................    2,893,537
 2,000,000   5.50%, 12/25/34, Series 2004-96
               QD............................    1,886,639
                                               -----------
                                                 9,854,344
                                               -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 13.1%
     3,430   9.00%, 3/15/20, Pool #271741....        3,697
   801,208   4.00%, 4/16/28, Series 2003-34
               PH............................      787,291
   196,332   7.00%, 10/15/29, Pool #510559...      202,990
   140,692   7.50%, 10/15/29, Pool #510534...      147,455
   270,697   8.00%, 2/15/30, Pool #529127....      288,985
 3,000,000   5.50%, 4/20/30, Series 2003-86
               QD............................    2,959,170
 2,000,000   5.50%, 3/20/34, Series 2004-27
               QD............................    1,922,700
                                               -----------
                                                 6,312,288
                                               -----------
TENNESSEE VALLEY AUTHORITY -- 12.0%
 2,000,000   7.14%, 5/23/12..................    2,170,000
 3,500,000   6.00%, 3/15/13..................    3,619,140
                                               -----------
                                                 5,789,140
                                               -----------
      TOTAL U.S. GOVERNMENT AGENCY
        OBLIGATIONS..........................   34,761,295
                                               -----------
CORPORATE BONDS -- 27.1%
AEROSPACE/DEFENSE -- 1.0%
   500,000   Rockwell International
               Corporation, 6.15%, 1/15/08...      505,000
                                               -----------

PRINCIPAL
  AMOUNT           SECURITY DESCRIPTION           VALUE
---------          --------------------           -----
CORPORATE BONDS (CONTINUED)
BEVERAGES -- 2.2%
$1,000,000   Coca-Cola Enterprises, 7.13%,
               9/30/09.......................  $ 1,046,250
                                               -----------
CHEMICALS -- 0.5%
   250,000   Air Products & Chemicals, Inc.,
               6.24%, 1/13/10................      255,000
                                               -----------
CONSUMER NON-DURABLE -- 0.6%
   250,000   Kimberly-Clark Corporation,
               6.88%, 2/15/14................      268,750
                                               -----------
ELECTRIC & ELECTRONIC EQUIPMENT -- 2.2%
 1,000,000   Emerson Electric, 7.13%,
               8/15/10.......................    1,058,750
                                               -----------
FINANCIAL SERVICES -- 9.4%
   500,000   Bankers Trust Corporation,
               7.50%, 11/15/15...............      546,250
   250,000   Chase Manhattan Corporation,
               6.50%, 1/15/09................      255,000
   500,000   CNA Financial Corporation,
               6.60%, 12/15/08...............      509,141
 1,000,000   Ford Motor Credit Corporation,
               7.75%, 2/15/07................    1,001,480
   650,000   General Electric Capital
               Corporation, 6.90%, 9/15/15...      694,687
   500,000   Household Finance Corporation,
               6.88%, 3/1/07.................      504,421
   500,000   ITT Hartford Corporation, 7.30%,
               11/1/15.......................      541,250
   500,000   John Deere Capital Corporation,
               6.00%, 2/15/09................      504,979
                                               -----------
                                                 4,557,208
                                               -----------
FOOD PRODUCTS & SERVICES -- 4.3%
 1,000,000   Campbell Soup Company, 6.75%,
               2/15/11.......................    1,041,250
 1,000,000   Heinz (H.J.) Company, 6.00%,
               3/15/08.......................    1,004,355
                                               -----------
                                                 2,045,605
                                               -----------
RAILROADS -- 2.2%
 1,000,000   Union Tank Car Company, 6.79%,
               5/1/10........................    1,042,500
                                               -----------
RETAIL -- 1.0%
   500,000   Sears Roebuck Acceptance
               Corporation, 6.70%,
               11/15/06......................      498,750
                                               -----------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Schedule of Portfolio Investments (continued)
May 31, 2006

PRINCIPAL
  AMOUNT           SECURITY DESCRIPTION           VALUE
---------          --------------------           -----
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS -- 2.6%
$  500,000   AT&T Corporation, 6.00%,
               3/15/09.......................  $   502,988
   250,000   Motorola, Inc., 6.50%, 3/1/08...      253,125
   250,000   SBC Communications Capital
               Corporation, 7.20%,
               10/15/26......................      248,750
   240,000   SBC Communications, Inc., 7.13%,
               8/1/07........................      243,600
                                               -----------
                                                 1,248,463
                                               -----------
UTILITIES -- 1.1%
   250,000   Northern States Power Company,
               7.13%, 7/1/25.................      273,437
   250,000   Scottish Power PLC, 6.63%,
               6/1/07........................      252,188
                                               -----------
                                                   525,625
                                               -----------
      TOTAL CORPORATE BONDS..................   13,051,901
                                               -----------

  SHARES           SECURITY DESCRIPTION           VALUE
--------           --------------------           -----
INVESTMENT COMPANIES -- 0.1%
    54,328   Performance Money Market Fund,
               Institutional Class(a)........  $    54,328
                                               -----------
      TOTAL INVESTMENT COMPANIES.............       54,328
                                               -----------
      TOTAL INVESTMENTS
        (Cost $47,956,401) -- 99.5%..........   47,867,524
      OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.5%..................      253,367
                                               -----------
      NET ASSETS -- 100.0%...................  $48,120,891
                                               ===========

---------------

(a) Affiliated security.

PLC -- Public Liability Company

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Schedule of Portfolio Investments
May 31, 2006

 SHARES           SECURITY DESCRIPTION            VALUE
 ------           --------------------            -----
COMMON STOCKS -- 89.7%
AEROSPACE/DEFENSE -- 3.8%
   12,000   Boeing Company...................  $   999,000
    8,000   Lockheed Martin Corporation......      579,920
    9,500   Northrop Grumman Corporation.....      614,460
   14,000   United Technologies
              Corporation....................      875,280
                                               -----------
                                                 3,068,660
                                               -----------
AGRICULTURAL PRODUCTS -- 1.0%
   19,000   Archer-Daniels-Midland Company...      789,830
                                               -----------
ANALYTICAL INSTRUMENTS -- 1.0%
   27,000   Applera Corporation -- Applied
              Biosystems Group...............      799,200
                                               -----------
AUTOMOTIVE -- 0.9%
    9,000   Johnson Controls, Inc. ..........      766,530
                                               -----------
BEVERAGES -- 1.0%
   11,000   Brown-Forman Corporation.........      839,300
                                               -----------
CHEMICALS -- 1.3%
   20,000   Praxair, Inc. ...................    1,054,000
                                               -----------
COMMERCIAL SERVICES -- 3.7%
   44,000   Convergys Corporation(a).........      820,160
   18,000   Monster Worldwide, Inc.(a).......      879,660
   18,000   Robert Half International,
              Inc. ..........................      738,720
   11,000   The McGraw-Hill Companies,
              Inc. ..........................      567,600
                                               -----------
                                                 3,006,140
                                               -----------
COMPUTER SOFTWARE -- 6.4%
   20,000   Citrix Systems, Inc.(a)..........      751,600
   47,000   Hewlett-Packard Company..........    1,521,860
   13,000   Intuit, Inc.(a)..................      718,770
   55,000   Microsoft Corporation............    1,245,750
   42,000   NVIDIA Corporation(a)............      965,160
                                               -----------
                                                 5,203,140
                                               -----------
CONSTRUCTION -- 6.1%
   22,000   Allegheny Technologies, Inc. ....    1,399,860
   15,000   Caterpillar, Inc. ...............    1,094,250
   18,000   Nucor Corporation................    1,894,860
    7,000   Vulcan Materials Company.........      546,350
                                               -----------
                                                 4,935,320
                                               -----------
CONSUMER GOODS & SERVICES -- 2.0%
   21,000   Newell Rubbermaid, Inc. .........      555,660
   19,207   Procter & Gamble Company.........    1,041,980
                                               -----------
                                                 1,597,640
                                               -----------

 SHARES           SECURITY DESCRIPTION            VALUE
 ------           --------------------            -----
COMMON STOCKS (CONTINUED)
DIVERSIFIED -- 6.7%
    9,000   Eaton Corporation................  $   661,860
    9,000   Emerson Electric Company.........      742,680
   63,000   General Electric Company.........    2,158,380
   13,000   Ingersoll-Rand Company, Ltd.,
              Class A........................      566,930
    7,000   Textron, Inc. ...................      636,510
   18,000   Thermo Electron Corporation(a)...      661,320
                                               -----------
                                                 5,427,680
                                               -----------
ELECTRONICS -- 2.4%
   15,000   International Game Technology....      558,450
   20,000   Jabil Circuit, Inc. .............      696,400
   19,000   Molex, Inc. .....................      674,500
                                               -----------
                                                 1,929,350
                                               -----------
ENERGY -- 5.6%
   11,000   ChevronTexaco Corporation........      657,690
   24,788   ConocoPhillips...................    1,568,833
   38,000   Exxon Mobil Corporation..........    2,314,580
                                               -----------
                                                 4,541,103
                                               -----------
FINANCIAL SERVICES -- 17.2%
   11,000   American Express Company.........      597,960
    2,200   Ameriprise Financial, Inc. ......      100,694
    8,000   Bear Stearns Companies, Inc. ....    1,070,000
   11,500   CIT Group, Inc. .................      591,100
   25,000   Citigroup, Inc. .................    1,232,499
   41,000   E*TRADE Financial
              Corporation(a).................      995,070
   25,000   JPMorgan Chase & Company.........    1,066,000
   16,000   Lehman Brothers Holdings,
              Inc. ..........................    1,065,760
   21,000   Mellon Financial Corporation.....      759,780
   11,000   Merrill Lynch & Co., Inc. .......      796,510
   13,000   Northern Trust Corporation.......      726,960
   11,000   PNC Financial Services Group,
              Inc. ..........................      758,010
   14,500   Prudential Financial, Inc. ......    1,104,175
   12,000   State Street Corporation.........      745,200
   12,000   T Rowe Price Group, Inc. ........      949,200
    5,000   The Goldman Sachs Group, Inc. ...      754,750
   10,000   Wells Fargo & Company............      663,700
                                               -----------
                                                13,977,368
                                               -----------
HEALTH CARE -- 1.6%
   12,000   Johnson & Johnson................      722,640
   13,000   Manor Care, Inc. ................      603,720
                                               -----------
                                                 1,326,360
                                               -----------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
May 31, 2006

 SHARES           SECURITY DESCRIPTION            VALUE
 ------           --------------------            -----
COMMON STOCKS (CONTINUED)
INSURANCE -- 3.1%
   18,000   Chubb Corporation................  $   909,540
   12,000   Lincoln National Corporation.....      674,160
   17,500   MetLife, Inc. ...................      900,725
                                               -----------
                                                 2,484,425
                                               -----------
MACHINERY -- 1.7%
    6,000   Cummins, Inc. ...................      661,260
    8,000   Deere & Company..................      684,800
                                               -----------
                                                 1,346,060
                                               -----------
MINING -- 0.6%
    9,000   Freeport-McMoRan Copper & Gold,
              Inc., Class B..................      503,910
                                               -----------
OIL/GAS -- 8.7%
   12,000   Anadarko Petroleum Corporation...      596,040
    9,000   Baker Hughes, Inc. ..............      776,700
   13,000   EOG Resources, Inc. .............      853,580
    8,000   Halliburton Company..............      596,720
   15,000   Marathon Oil Corporation.........    1,125,750
   15,000   Occidental Petroleum
              Corporation....................    1,486,350
   10,000   Schlumberger, Ltd. ..............      655,700
   12,000   Transocean, Inc.(a)..............      976,440
                                               -----------
                                                 7,067,280
                                               -----------
RAILROADS -- 3.7%
   17,000   Burlington Northern Santa Fe
              Corporation....................    1,315,970
   16,000   CSX Corporation..................    1,070,720
    7,000   Union Pacific Corporation........      649,600
                                               -----------
                                                 3,036,290
                                               -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
    8,000   Public Storage, Inc. ............      573,440
                                               -----------
RESTAURANTS -- 0.9%
   20,000   Darden Restaurants, Inc. ........      708,200
                                               -----------
RETAIL -- 3.7%
   11,000   Best Buy Co., Inc. ..............      583,000
   10,000   J.C. Penney Company, Inc. .......      607,600
   14,000   Office Depot, Inc.(a)............      581,980
   23,000   Staples, Inc. ...................      540,270
   15,000   Wal-Mart Stores, Inc. ...........      726,750
                                               -----------
                                                 3,039,600
                                               -----------

 SHARES           SECURITY DESCRIPTION            VALUE
 ------           --------------------            -----
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS -- 2.7%
   44,000   Corning, Inc.(a).................  $ 1,067,000
   24,000   QUALCOMM, Inc. ..................    1,085,040
                                               -----------
                                                 2,152,040
                                               -----------
TRANSPORTATION & SHIPPING -- 1.6%
    6,000   FedEx Corporation................      655,620
   12,000   Norfolk Southern Corporation.....      633,120
                                               -----------
                                                 1,288,740
                                               -----------
WASTE MANAGEMENT -- 0.9%
   19,000   Waste Management, Inc. ..........      695,780
                                               -----------
WHOLESALE DISTRIBUTION -- 0.7%
    8,000   W.W. Grainger, Inc. .............      577,280
                                               -----------
      TOTAL COMMON STOCKS....................   72,734,666
                                               -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.4%
FEDERAL HOME LOAN BANK -- 7.4%
6,000,000   4.87%, 6/1/06*...................    6,000,000
                                               -----------
      TOTAL U.S. GOVERNMENT AGENCY
        OBLIGATIONS..........................    6,000,000
                                               -----------
INVESTMENT COMPANIES -- 2.8%
2,288,826   Performance Money Market Fund,
              Institutional Class(b).........    2,288,826
                                               -----------
      TOTAL INVESTMENT COMPANIES.............    2,288,826
                                               -----------
      TOTAL INVESTMENTS (Cost
        $62,310,289) -- 99.9%................   81,023,492
      OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.1%..................       63,108
                                               -----------
      NET ASSETS -- 100.0%...................  $81,086,600
                                               ===========

---------------

(a) Non-income producing security.

(b) Affiliated security.

* Discount Note. Rate disclosed represents the effective yield at purchase date.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Schedule of Portfolio Investments
May 31, 2006


  SHARES          SECURITY DESCRIPTION           VALUE
  ------          --------------------           -----
COMMON STOCKS -- 93.7%
AUTOMOTIVE -- 0.8%
    25,000   O'Reilly Automotive, Inc.(a)...  $    792,250
                                              ------------
BUSINESS EQUIPMENT & SERVICES -- 3.4%
    16,000   DST Systems, Inc.(a)...........       940,800
    61,000   MPS Group, Inc.(a).............       917,440
    14,000   Omnicare, Inc. ................       649,040
    10,000   The Corporate Executive Board
               Company......................     1,017,200
                                              ------------
                                                 3,524,480
                                              ------------
CAPITAL GOODS -- 8.1%
    43,000   Fastenal Company...............     1,849,000
    20,000   Granite Construction, Inc. ....       826,600
    14,000   Martin Marietta Materials......     1,281,140
    40,000   Precision Castparts
               Corporation..................     2,305,200
    44,000   Weatherford International,
               Inc.(a)......................     2,289,760
                                              ------------
                                                 8,551,700
                                              ------------
CHEMICALS -- 1.0%
    27,000   Airgas, Inc. ..................     1,033,830
                                              ------------
COMMERCIAL SERVICES -- 1.1%
    22,000   Alliance Data Systems
               Corporation(a)...............     1,167,540
                                              ------------
COMPUTER SOFTWARE -- 1.9%
    26,000   SanDisk Corporation(a).........     1,463,020
    14,000   Transaction Systems Architects,
               Inc.(a)......................       546,840
                                              ------------
                                                 2,009,860
                                              ------------
CONSUMER GOODS & SERVICES -- 6.9%
    18,000   CheckFree Corporation(a).......       898,740
    14,000   Dun & Bradstreet
               Corporation(a)...............     1,020,180
    24,000   Gtech Holdings Corporation.....       829,200
     8,000   ITT Educational Services,
               Inc.(a)......................       520,000
    12,000   Jacobs Engineering Group,
               Inc.(a)......................       936,360
    12,000   Manpower, Inc. ................       789,960
    27,000   Republic Services, Inc. .......     1,101,600
    23,000   Thor Industries, Inc. .........     1,105,840
                                              ------------
                                                 7,201,880
                                              ------------
DIVERSIFIED -- 5.4%
    12,000   Carlisle Companies, Inc. ......       974,400
    22,000   Crane Company..................       883,960
    13,000   Harsco Corporation.............     1,053,260
    24,000   Roper Industries, Inc. ........     1,124,160


  SHARES          SECURITY DESCRIPTION           VALUE
  ------          --------------------           -----
COMMON STOCKS (CONTINUED)
DIVERSIFIED (CONTINUED)
    15,000   Thomas & Betts
               Corporation(a)...............  $    862,500
    12,000   Trinity Industries, Inc. ......       748,080
                                              ------------
                                                 5,646,360
                                              ------------
ELECTRONICS -- 5.0%
    17,000   Amphenol Corporation, Class
               A............................       944,350
   110,000   KEMET Corporation(a)...........     1,051,600
    46,000   MEMC Electronic Materials,
               Inc.(a)......................     1,610,920
    26,000   Microchip Technology, Inc. ....       891,800
    18,000   Plexus Corporation(a)..........       707,940
                                              ------------
                                                 5,206,610
                                              ------------
ENERGY -- 16.5%
    26,000   Arch Coal, Inc. ...............     1,257,100
    23,000   ENSCO International, Inc. .....     1,149,770
    19,000   Grant Prideco, Inc.(a).........       912,760
    11,000   Newfield Exploration
               Company(a)...................       470,030
    30,000   Noble Energy, Inc. ............     1,303,800
    32,000   Patterson-UTI Energy, Inc. ....       956,800
    56,000   Peabody Energy Corporation.....     3,491,040
    27,000   Pride International, Inc.(a)...       873,450
    13,000   Questar Corporation............       957,970
    39,000   Smith International, Inc. .....     1,597,440
    40,000   Valero Energy Corporation......     2,454,000
    47,000   XTO Energy, Inc. ..............     1,937,340
                                              ------------
                                                17,361,500
                                              ------------
FINANCIAL SERVICES -- 4.7%
    34,000   AmeriCredit Corporation(a).....       987,360
    24,000   Commerce Bancorp, Inc. ........       942,960
    19,000   Fidelity National Financial,
               Inc. ........................       788,310
    30,000   Jefferies Group, Inc. .........       877,200
    20,000   Leucadia National
               Corporation..................     1,280,800
                                              ------------
                                                 4,876,630
                                              ------------
HEALTH CARE -- 3.3%
    17,000   Covance, Inc.(a)...............     1,004,190
     8,000   Intuitive Surgical, Inc.(a)....       890,320
    14,000   Varian Medical Systems,
               Inc.(a)......................       656,600
    27,000   Vertex Pharmaceuticals,
               Inc.(a)......................       931,500
                                              ------------
                                                 3,482,610
                                              ------------
INSURANCE -- 8.3%
    22,000   American Financial Group,
               Inc. ........................       927,520
    39,000   Brown & Brown, Inc. ...........     1,188,330
    19,000   Hanover Insurance Group,
               Inc. ........................       899,650
    30,000   HCC Insurance Holdings,
               Inc. ........................       920,700

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
May 31, 2006


  SHARES          SECURITY DESCRIPTION           VALUE
  ------          --------------------           -----
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
    29,000   Ohio Casualty Corporation......  $    866,230
    16,000   Radian Group, Inc. ............       977,920
    14,000   StanCorp Financial Group,
               Inc. ........................       683,480
    66,000   W.R. Berkley Corporation.......     2,268,420
                                              ------------
                                                 8,732,250
                                              ------------
MACHINERY -- 2.5%
    25,000   Graco, Inc. ...................     1,149,250
    15,000   Joy Global, Inc. ..............       806,100
    13,000   Nordson Corporation............       606,450
                                              ------------
                                                 2,561,800
                                              ------------
OIL/GAS -- 3.0%
    19,000   Cameron International
               Corporation(a)...............       891,100
    21,000   FMC Technologies, Inc.(a)......     1,401,540
     2,801   Hugoton Royalty Trust..........        77,532
    23,000   Southwestern Energy
               Company(a)...................       742,900
                                              ------------
                                                 3,113,072
                                              ------------
REAL ESTATE INVESTMENT TRUSTS -- 3.1%
    21,000   AMB Property Corporation.......     1,038,030
    16,000   Developers Diversified Realty
               Corporation..................       818,400
    17,000   Rayonier, Inc. ................       661,130
    11,000   The Macerich Company...........       758,010
                                              ------------
                                                 3,275,570
                                              ------------
RENTAL & LEASING -- 1.8%
    21,000   GATX Corporation...............       911,610
    42,000   Rent-A-Center, Inc.(a).........       998,760
                                              ------------
                                                 1,910,370
                                              ------------
RETAIL -- 5.4%
    10,000   Abercrombie & Fitch Company....       578,500
    35,000   American Eagle Outfitters,
               Inc. ........................     1,142,750
    22,000   Barnes & Noble, Inc. ..........       839,960
    19,000   MSC Industrial Direct Company,
               Inc. Class A.................       878,370
    44,000   Payless ShoeSource, Inc.(a)....     1,173,920
    27,000   Williams-Sonoma, Inc. .........       976,050
                                              ------------
                                                 5,589,550
                                              ------------
TECHNOLOGY -- 5.2%
    16,000   AMETEK, Inc. ..................       730,080
    51,000   Cadence Design Systems,
               Inc.(a)......................       920,040
    34,000   Cognizant Technology Solutions
               Corporation, Class A(a)......     2,006,000

SHARES OR
PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
COMMON STOCKS (CONTINUED)
TECHNOLOGY (CONTINUED)
    19,000   Lam Research Corporation(a)....  $    851,010
    46,000   Western Digital
               Corporation(a)...............       936,100
                                              ------------
                                                 5,443,230
                                              ------------
TELECOMMUNICATIONS -- 1.8%
    23,000   CommScope, Inc.(a).............       672,290
    30,000   Harris Corporation.............     1,221,600
                                              ------------
                                                 1,893,890
                                              ------------
TRANSPORTATION -- 1.9%
    20,000   Expeditors International of
               Washington, Inc. ............     1,969,000
                                              ------------
TRANSPORTATION & SHIPPING -- 1.5%
    35,000   C.H. Robinson Worldwide,
               Inc. ........................     1,541,400
                                              ------------
WHOLESALE DISTRIBUTION -- 1.1%
    20,000   CDW Corporation................     1,118,600
                                              ------------
      TOTAL COMMON STOCKS...................    98,003,982
                                              ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.9%
Federal National Mortgage Association -- 2.9%
$3,000,000   4.83%, 7/12/06*................     2,982,984
                                              ------------
      TOTAL U.S. GOVERNMENT AGENCY
        OBLIGATIONS.........................     2,982,984
                                              ------------
DEPOSITARY RECEIPTS -- 2.6%
    19,000   S&P 400 Mid-Cap Depositary
               Receipt......................     2,665,700
                                              ------------
      TOTAL DEPOSITARY RECEIPTS.............     2,665,700
                                              ------------
INVESTMENT COMPANIES -- 0.8%
   827,790   Performance Money Market Fund,
               Institutional Class(b).......       827,790
                                              ------------
      TOTAL INVESTMENT COMPANIES............       827,790
                                              ------------
      TOTAL INVESTMENTS (Cost $83,729,036)--
        100.0%..............................   104,480,456
      LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.0%)....................      (40,728)
                                              ------------
      NET ASSETS -- 100.0%..................  $104,439,728
                                              ============

---------------

(a) Non-income producing security.

(b) Affiliated security.

* Discount Note. Rate disclosed represents the effective yield at purchase date.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LEADERS EQUITY FUND
Schedule of Portfolio Investments
May 31, 2006

 SHARES           SECURITY DESCRIPTION            VALUE
 ------           --------------------            -----
COMMON STOCKS -- 96.1%
AEROSPACE/DEFENSE -- 2.2%
   14,000   Boeing Company...................  $ 1,165,500
                                               -----------
AUTOMOTIVE -- 1.7%
   28,000   O'Reilly Automotive, Inc.(a).....      887,320
                                               -----------
BEVERAGES -- 2.0%
   14,000   Brown-Forman Corporation.........    1,068,200
                                               -----------
BUSINESS EQUIPMENT & SERVICES -- 2.1%
   11,000   The Corporate Executive Board
              Company........................    1,118,920
                                               -----------
CAPITAL GOODS -- 3.7%
   21,000   Granite Construction, Inc. ......      867,930
   19,000   Precision Castparts
              Corporation....................    1,094,970
                                               -----------
                                                 1,962,900
                                               -----------
CHEMICALS -- 1.9%
   27,000   Airgas, Inc. ....................    1,033,830
                                               -----------
COMMERCIAL SERVICES -- 4.1%
   19,000   Alliance Data Systems
              Corporation(a).................    1,008,330
   25,000   Monster Worldwide, Inc.(a).......    1,221,750
                                               -----------
                                                 2,230,080
                                               -----------
COMPUTER SOFTWARE -- 9.1%
   32,000   Citrix Systems, Inc.(a)..........    1,202,560
   34,000   Hewlett-Packard Company..........    1,100,920
   54,000   NVIDIA Corporation(a)............    1,240,920
   34,000   Transaction Systems Architects,
              Inc.(a)........................    1,328,040
                                               -----------
                                                 4,872,440
                                               -----------
CONSUMER GOODS & SERVICES -- 1.7%
   19,000   Thor Industries, Inc. ...........      913,520
                                               -----------
DIVERSIFIED -- 9.9%
   12,000   Emerson Electric Company.........      990,240
   14,000   Harsco Corporation...............    1,134,280
   20,000   Roper Industries, Inc. ..........      936,800
   10,000   Textron, Inc. ...................      909,300
   24,000   Thomas & Betts Corporation(a)....    1,380,000
                                               -----------
                                                 5,350,620
                                               -----------
ENERGY -- 2.8%
   24,000   Peabody Energy Corporation.......    1,496,160
                                               -----------

 SHARES           SECURITY DESCRIPTION            VALUE
 ------           --------------------            -----
COMMON STOCKS (CONTINUED)
FINANCIAL SERVICES -- 7.5%
   38,000   E*TRADE Financial
              Corporation(a).................  $   922,260
   16,000   Lehman Brothers Holdings,
              Inc. ..........................    1,065,760
   13,000   Prudential Financial, Inc. ......      989,950
    7,000   The Goldman Sachs Group, Inc. ...    1,056,650
                                               -----------
                                                 4,034,620
                                               -----------
HEALTH CARE -- 4.0%
   19,000   Gilead Sciences, Inc.(a).........    1,089,270
   29,000   Pharmaceutical Product
              Development, Inc. .............    1,053,570
                                               -----------
                                                 2,142,840
                                               -----------
INSURANCE -- 5.5%
   25,000   American Financial Group,
              Inc. ..........................    1,054,000
   16,000   Radian Group, Inc. ..............      977,920
   27,000   W.R. Berkley Corporation.........      927,990
                                               -----------
                                                 2,959,910
                                               -----------
MACHINERY -- 4.2%
   11,000   Cummins, Inc. ...................    1,212,310
   19,000   Joy Global, Inc. ................    1,021,060
                                               -----------
                                                 2,233,370
                                               -----------
OIL/GAS -- 9.1%
   16,000   Baker Hughes, Inc. ..............    1,380,800
   18,000   FMC Technologies, Inc.(a)........    1,201,320
   14,000   Marathon Oil Corporation.........    1,050,700
   20,000   Schlumberger, Ltd. ..............    1,311,400
                                               -----------
                                                 4,944,220
                                               -----------
RAILROADS -- 2.0%
   14,000   Burlington Northern Santa Fe
              Corporation....................    1,083,740
                                               -----------
RESTAURANTS -- 1.9%
   29,000   Starbucks Corporation(a).........    1,033,850
                                               -----------
RETAIL -- 5.5%
   15,000   J.C. Penney Company, Inc. .......      911,400
   28,000   Office Depot, Inc.(a)............    1,163,960
   38,000   Staples, Inc. ...................      892,620
                                               -----------
                                                 2,967,980
                                               -----------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LEADERS EQUITY FUND
Schedule of Portfolio Investments (continued)
May 31, 2006

 SHARES           SECURITY DESCRIPTION            VALUE
 ------           --------------------            -----
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS -- 3.4%
   31,000   Freescale Semiconductor, Inc.,
              Class B(a).....................  $   967,510
   34,000   National Semiconductor
              Corporation....................      873,120
                                               -----------
                                                 1,840,630
                                               -----------
TECHNOLOGY -- 2.0%
   18,000   Cognizant Technology Solutions
              Corporation, Class A(a)........    1,062,000
                                               -----------
TELECOMMUNICATIONS -- 5.9%
   50,000   Corning, Inc.(a).................    1,212,500
   21,000   Harris Corporation...............      855,120
   76,000   Tellabs, Inc.(a).................    1,086,800
                                               -----------
                                                 3,154,420
                                               -----------
TRANSPORTATION & SHIPPING -- 2.1%
   26,000   C.H. Robinson Worldwide, Inc. ...    1,145,040
                                               -----------

 SHARES           SECURITY DESCRIPTION            VALUE
 ------           --------------------            -----
COMMON STOCKS (CONTINUED)
UTILITIES -- 1.8%
   28,000   Alliant Energy Corporation.......  $   963,200
                                               -----------
      TOTAL COMMON STOCKS....................   51,665,310
                                               -----------
INVESTMENT COMPANIES -- 4.0%
2,152,529   Performance Money Market Fund,
              Institutional Class(b).........    2,152,529
                                               -----------
      TOTAL INVESTMENT COMPANIES.............    2,152,529
                                               -----------
      TOTAL INVESTMENTS (Cost $47,553,865) --
        100.1%...............................   53,817,839
      LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.1)%.....................      (62,779)
                                               -----------
      NET ASSETS -- 100.0%...................  $53,755,060
                                               ===========

---------------

(a) Non-income producing security.

(b) Affiliated security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Schedule of Portfolio Investments
May 31, 2006

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
COMMON STOCKS -- 93.6%
BUSINESS EQUIPMENT & SERVICES -- 1.4%
 11,900   Pitney Bowes, Inc. ...............  $   485,282
                                              -----------
CAPITAL GOODS -- 0.9%
 12,700   Nam Tai Electronics, Inc. ........      288,163
                                              -----------
CHEMICALS -- 3.1%
 12,000   Dow Chemical Company..............      478,440
 12,800   Du Pont (E.I.) De Nemours.........      544,384
  1,286   Tronox, Inc., Class B.............       16,628
                                              -----------
                                                1,039,452
                                              -----------
CONSUMER GOODS & SERVICES -- 3.8%
  6,900   3M Company........................      577,254
  9,500   Altria Group, Inc. ...............      687,325
                                              -----------
                                                1,264,579
                                              -----------
DIVERSIFIED -- 3.5%
 19,300   Alcoa, Inc. ......................      612,196
 16,400   General Electric Company..........      561,864
                                              -----------
                                                1,174,060
                                              -----------
ENERGY -- 19.8%
 12,000   BJ Services Company...............      439,800
  9,300   BP Amoco PLC -- ADR...............      657,510
 16,400   Chesapeake Energy Corporation.....      501,676
 10,500   ChevronTexaco Corporation.........      627,795
  6,900   Diamond Offshore Drilling,
            Inc. ...........................      591,606
  4,000   Eni SpA -- ADR....................      242,120
 22,800   Enterprise Products Partners,
            LP..............................      574,560
 10,000   GlobalSantaFe Corporation.........      601,300
  6,382   Kerr-Mcgee Corporation............      681,917
 12,200   Kinder Morgan Energy Partners,
            LP..............................      575,840
 20,200   Penn Virginia Resource Partners,
            LP..............................      521,362
 11,000   Valero Energy Corporation.........      674,850
                                              -----------
                                                6,690,336
                                              -----------
FINANCIAL SERVICES -- 17.5%
 12,400   Bank of America Corporation.......      600,160
 12,000   Citigroup, Inc. ..................      591,600
  9,700   Comerica, Inc. ...................      531,075
 21,500   Firstmerit Corporation............      494,715
 15,600   JPMorgan Chase & Company..........      665,184
 17,200   KeyCorp...........................      614,384
 19,700   People's Bank.....................      648,524
 13,000   San Juan Basin Royalty Trust......      483,470

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
COMMON STOCKS (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
 19,400   U.S. Bancorp......................  $   598,878
 14,000   Washington Mutual, Inc. ..........      642,740
                                              -----------
                                                5,870,730
                                              -----------
HEALTH CARE -- 6.4%
 12,700   Abbott Laboratories...............      542,290
 23,600   Bristol-Myers Squibb Company......      579,380
  8,800   Johnson & Johnson.................      529,936
 21,100   Pfizer, Inc. .....................      499,226
                                              -----------
                                                2,150,832
                                              -----------
INSURANCE -- 1.6%
  9,600   Allstate Corporation..............      528,096
                                              -----------
MACHINERY -- 1.1%
  7,000   Joy Global, Inc. .................      376,180
                                              -----------
PAPER PRODUCTS -- 1.9%
 15,200   Temple-Inland, Inc. ..............      653,752
                                              -----------
RAILROADS -- 4.1%
  8,800   Burlington Northern Santa Fe
            Corporation.....................      681,208
  7,450   Union Pacific Corporation.........      691,360
                                              -----------
                                                1,372,568
                                              -----------
RAW MATERIALS -- 1.5%
 21,300   Lyondell Petrochemical............      515,460
                                              -----------
REAL ESTATE INVESTMENT TRUSTS -- 11.3%
 12,700   AMB Property Corporation..........      627,761
  8,800   Boston Properties, Inc. ..........      744,920
 19,000   Equity Office Properties Trust....      639,350
 19,500   Health Care Property Investors,
            Inc. ...........................      509,925
 15,400   Plum Creek Timber Company,
            Inc. ...........................      550,550
 10,000   Public Storage, Inc. .............      716,800
                                              -----------
                                                3,789,306
                                              -----------
TELECOMMUNICATIONS -- 2.9%
 21,400   AT&T, Inc. .......................      557,684
 13,900   Verizon Communications............      433,819
                                              -----------
                                                  991,503
                                              -----------
TRANSPORTATION -- 0.8%
  7,600   Frontline, Ltd. ..................      249,052
    820   Ship Finance International,
            Ltd. ...........................       13,940
                                              -----------
                                                  262,992
                                              -----------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Schedule of Portfolio Investments (continued)
May 31, 2006

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
COMMON STOCKS (CONTINUED)
UTILITIES -- 12.0%
  8,000   Dominion Resources, Inc. .........  $   580,640
 21,800   Duke Energy Corporation...........      615,196
 18,800   Great Plains Energy, Inc. ........      523,956
 25,300   Nisource, Inc. ...................      550,781
 21,500   Oklahoma Gas & Electric Company...      669,295
 13,100   Progress Energy, Inc. ............      550,724
 17,200   Southern Company..................      549,884
                                              -----------
                                                4,040,476
                                              -----------
      TOTAL COMMON STOCKS...................   31,493,767
                                              -----------
EXCHANGE TRADED FUNDS -- 0.4%
  1,930   iShares Trust DJ Select
            Dividend........................      121,783
                                              -----------
      TOTAL EXCHANGE TRADED FUNDS...........      121,783
                                              -----------


SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES -- 5.8%
 46,200   John Hancock Bank and Thrift
            Opportunity Fund................  $   444,444
925,865   Performance Money Market Fund,
            Institutional Class(a)..........      925,865
 33,800   Pimco Corporate Opportunity
            Fund............................      576,628
                                              -----------
      TOTAL INVESTMENT COMPANIES............    1,946,937
                                              -----------
      TOTAL INVESTMENTS (Cost $31,919,802)--
        99.8%...............................   33,562,487
      OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.2%.................       60,594
                                              -----------
      NET ASSETS -- 100.0%..................  $33,623,081
                                              ===========

---------------

(a) Affiliated security, represents 2.75% of the Fund.

ADR -- American Depositary Receipt

LP -- Limited Partnership

PLC -- Public Liability Company

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE PERFORMANCE ADVISOR GROWTH PORTFOLIO
Schedule of Portfolio Investments
May 31, 2006

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES -- 100.2%
    137   Performance Intermediate Term
            Income Fund, Institutional
            Class(b).........................  $    1,366
124,198   Performance Large Cap Equity Fund,
            Institutional Class(b)...........   1,764,847
144,917   Performance Leaders Equity Fund,
            Institutional Class(a)(b)........   1,412,945
136,113   Performance Mid Cap Equity Fund,
            Institutional Class(b)...........   2,130,169
 54,616   Performance Money Market Fund,
            Institutional Class(b)...........      54,616
138,680   Performance Short Term Government
            Income Fund, Institutional
            Class(b).........................   1,339,650
 33,380   Performance Strategic Dividend
            Fund, Institutional Class(b).....     359,499
                                               ----------
      TOTAL INVESTMENT COMPANIES.............   7,063,092
                                               ----------
      TOTAL INVESTMENTS (Cost $6,881,224) --
        100.2%...............................   7,063,092
      LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.2%).....................     (10,622)
                                               ----------
      NET ASSETS -- 100.0%...................  $7,052,470
                                               ==========

---------------

(a) Non-income producing security.

(b) Affiliated security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE PERFORMANCE ADVISOR MODERATE PORTFOLIO
Schedule of Portfolio Investments
May 31, 2006

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES -- 99.7%
    518   Performance Intermediate Term
            Income Fund, Institutional
            Class(b)........................  $     5,159
105,917   Performance Large Cap Equity Fund,
            Institutional Class(b)..........    1,505,083
102,851   Performance Leaders Equity Fund,
            Institutional Class(a)(b).......    1,002,795
161,251   Performance Mid Cap Equity Fund,
            Institutional Class(b)..........    2,523,573
163,863   Performance Money Market Fund,
            Institutional Class(b)..........      163,863
353,700   Performance Short Term Government
            Income Fund, Institutional
            Class(b)........................    3,416,743
141,010   Performance Strategic Dividend
            Fund, Institutional Class(b)....    1,518,681
                                              -----------
      TOTAL INVESTMENT COMPANIES............   10,135,897
                                              -----------
      TOTAL INVESTMENTS (Cost $9,945,191) --
        99.7%...............................   10,135,897
      OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.3%.................       24,412
                                              -----------
      NET ASSETS -- 100.0%..................  $10,160,309
                                              ===========

---------------

(a) Non-income producing security.

(b) Affiliated security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO
Schedule of Portfolio Investments
May 31, 2006

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES -- 99.3%
 86,647   Performance Intermediate Term
            Income Fund, Institutional
            Class(a).........................  $  862,138
 40,315   Performance Large Cap Equity Fund,
            Institutional Class(a)...........     572,877
 36,744   Performance Mid Cap Equity Fund,
            Institutional Class(a)...........     575,051
282,316   Performance Money Market Fund,
            Institutional Class(a)...........     282,316
238,067   Performance Short Term Government
            Income Fund, Institutional
            Class(a).........................   2,299,723
107,919   Performance Strategic Dividend
            Fund, Institutional Class(a).....   1,162,290
                                               ----------
      TOTAL INVESTMENT COMPANIES.............   5,754,395
                                               ----------
      TOTAL INVESTMENTS (Cost $5,807,047) --
        99.3%................................   5,754,395
      OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.7%..................      36,288
                                               ----------
      NET ASSETS -- 100.0%...................  $5,790,683
                                               ==========

---------------

(a) Affiliated security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Assets and Liabilities
May 31, 2006

                                                                                 THE SHORT TERM      THE INTERMEDIATE
                                                                THE MONEY          GOVERNMENT          TERM INCOME
                                                               MARKET FUND        INCOME FUND              FUND
                                                               ------------      --------------      ----------------
ASSETS:
Investments in Unaffiliated securities, at value............   $517,882,122       $104,460,227         $47,813,196
Investments in Affiliated securities, at value..............             --          3,875,996              54,328
                                                               ------------       ------------         -----------
Total Investments, at value.................................    517,882,122        108,336,223          47,867,524
                                                               ------------       ------------         -----------
Cash........................................................            922                 --                  --
Interest and dividends receivable...........................      1,297,294          1,061,131             443,948
Receivable for capital shares issued........................             --             94,504                 325
Receivable for investments sold.............................             --                 --                  --
Prepaid expenses............................................         19,970              5,262               6,438
                                                               ------------       ------------         -----------
TOTAL ASSETS................................................    519,200,308        109,497,120          48,318,235
                                                               ------------       ------------         -----------
LIABILITIES:
Dividends payable...........................................      1,981,812            124,148             120,199
Payable to custodian........................................             --                 --                  --
Payable for capital shares redeemed.........................             --            148,335              36,619
Accrued expenses and other liabilities:
 Advisory...................................................        116,928             36,875              19,062
 Administration.............................................          6,431              1,463                 557
 Service Organization.......................................             --              6,891               2,703
 Accounting.................................................             --                 --                  91
 Distribution...............................................          7,997              1,331               1,695
 Custodian..................................................         17,989              3,688               1,658
 Transfer agent.............................................         13,332              4,613               4,920
 Trustee....................................................            134                 --                 297
 Chief Compliance Officer...................................          3,744              1,005                 420
 Other......................................................         94,928             22,196               9,123
                                                               ------------       ------------         -----------
TOTAL LIABILITIES...........................................      2,243,295            350,545             197,344
                                                               ------------       ------------         -----------
NET ASSETS..................................................   $516,957,013       $109,146,575         $48,120,891
                                                               ============       ============         ===========
COMPOSITION OF NET ASSETS:
Capital.....................................................   $516,966,416       $112,935,926         $51,025,530
Undistributed/(distributions in excess of) net investment
 income.....................................................             --             26,920              10,980
Accumulated net realized gains/(losses) from investment
 transactions...............................................         (9,403)        (1,948,231)         (2,826,742)
Net unrealized appreciation/(depreciation) from investment
 transactions...............................................             --         (1,868,040)            (88,877)
                                                               ------------       ------------         -----------
NET ASSETS..................................................   $516,957,013       $109,146,575         $48,120,891
                                                               ============       ============         ===========
INSTITUTIONAL CLASS SHARES:
Net Assets..................................................   $478,886,038       $102,892,198         $41,186,533
Shares Outstanding..........................................    478,883,886         10,654,216           4,139,004
Net Asset Value, Offering Price and Redemption Price per
 share......................................................   $       1.00       $       9.66         $      9.95
                                                               ============       ============         ===========
CLASS A SHARES:
Net Assets..................................................   $ 37,955,151       $  6,254,377         $ 6,627,662
Shares Outstanding..........................................     37,956,972            647,904             666,491
Net Asset Value and Redemption Price per share..............   $       1.00       $       9.65         $      9.94
                                                               ============       ============         ===========
Maximum sales charge........................................            N/A               3.00%               5.25%
                                                               ============       ============         ===========
Maximum Offering Price per share (Net Asset
 Value/(100%-maximum sales charge)..........................   $       1.00       $       9.95         $     10.49
                                                               ============       ============         ===========
CLASS B SHARES:
Net Assets..................................................   $    115,824                            $   306,696
Shares Outstanding..........................................        115,827                                 30,853
Net Asset Value, Offering Price and Redemption Price per
 share*.....................................................   $       1.00                            $      9.94
                                                               ============                            ===========
CLASS C SHARES:
Net Assets..................................................
Shares Outstanding..........................................
Net Asset Value, Offering Price and Redemption Price per
 share*.....................................................
Investments in Unaffiliated securities, at cost.............   $517,882,122       $106,328,267         $47,902,073
Investments in Affiliated securities, at cost...............             --          3,875,996              54,328
                                                               ------------       ------------         -----------
Total Investments, at cost..................................   $517,882,122       $110,204,263         $47,956,401
                                                               ============       ============         ===========

---------------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                                  THE PERFORMANCE   THE PERFORMANCE      THE PERFORMANCE
    THE LARGE CAP   THE MID CAP    THE LEADERS    THE STRATEGIC   ADVISOR GROWTH    ADVISOR MODERATE   ADVISOR CONSERVATIVE
     EQUITY FUND    EQUITY FUND    EQUITY FUND    DIVIDEND FUND      PORTFOLIO         PORTFOLIO            PORTFOLIO
    -------------   ------------   ------------   -------------   ---------------   ----------------   --------------------
     $78,734,666    $103,652,666   $51,665,310     $32,636,622      $       --        $        --           $       --
       2,288,826         827,790     2,152,529         925,865       7,063,092         10,135,897            5,754,395
     -----------    ------------   -----------     -----------      ----------        -----------           ----------
      81,023,492     104,480,456    53,817,839      33,562,487       7,063,092         10,135,897            5,754,395
     -----------    ------------   -----------     -----------      ----------        -----------           ----------
              --             496            --              60              --             16,828               39,752
         123,676          43,960        24,756         111,655           4,638             11,084               12,155
          32,009          69,625        25,055          11,350           1,794             22,902                  105
              --              --            --              --              --                 --                   --
          15,434          17,015        12,629           1,066             890                926                  855
     -----------    ------------   -----------     -----------      ----------        -----------           ----------
      81,194,611     104,611,552    53,880,279      33,686,618       7,070,414         10,187,637            5,807,262
     -----------    ------------   -----------     -----------      ----------        -----------           ----------
              --              --            --           1,694              --                 --                  300
              --              --            --              --             816                 --                   --
          18,732          52,631        57,556          36,618           3,600             10,557                5,028
          42,507          69,100        36,495          12,259           1,628              2,264                1,319
           1,090           1,392           614             444              69                 99                   57
           3,514           4,692         3,388              --              --                 --                   --
              --              --            --              --              18                 18                   --
           7,723           7,626         1,139             294           6,017              8,264                5,291
           2,834           3,685         1,877           1,144             130                181                  106
          14,054           8,038         6,923           2,529           2,040              1,850                1,295
              --             319            --              12              31                 47                   52
             825           1,050           522              --             123                 86                   51
          16,732          23,291        16,705           8,543           3,472              3,962                3,080
     -----------    ------------   -----------     -----------      ----------        -----------           ----------
         108,011         171,824       125,219          63,537          17,944             27,328               16,579
     -----------    ------------   -----------     -----------      ----------        -----------           ----------
     $81,086,600    $104,439,728   $53,755,060     $33,623,081      $7,052,470        $10,160,309           $5,790,683
     ===========    ============   ===========     ===========      ==========        ===========           ==========
     $45,459,338    $ 72,564,322   $44,503,009     $31,981,174      $5,686,867        $ 8,971,307           $5,559,569
          48,906              --            --         114,141              --                 --               (1,390)
      16,865,153      11,123,986     2,988,077        (114,919)      1,183,735            998,296              285,156
      18,713,203      20,751,420     6,263,974       1,642,685         181,868            190,706              (52,652)
     -----------    ------------   -----------     -----------      ----------        -----------           ----------
     $81,086,600    $104,439,728   $53,755,060     $33,623,081      $7,052,470        $10,160,309           $5,790,683
     ===========    ============   ===========     ===========      ==========        ===========           ==========
     $52,781,898    $ 74,275,397   $50,063,654     $32,249,989
       3,715,563       4,744,969     5,132,124       2,994,671
     $     14.21    $      15.65   $      9.75     $     10.77
     ===========    ============   ===========     ===========
     $25,970,786    $ 28,751,976   $ 3,183,014     $ 1,373,092
       1,845,128       1,882,306       330,638         127,411
     $     14.08    $      15.27   $      9.63     $     10.78
     ===========    ============   ===========     ===========
            5.25%           5.25%         5.25%           5.25%
     ===========    ============   ===========     ===========
     $     14.86    $      16.12   $     10.16     $     11.38
     ===========    ============   ===========     ===========
     $ 2,333,916    $  1,412,355   $   508,392
         174,917         100,912        55,198
     $     13.34    $      14.00   $      9.21
     ===========    ============   ===========
                                                                    $7,052,470        $10,160,309           $5,790,683
                                                                       587,512            881,944              556,411
                                                                    $    12.00        $     11.52           $    10.41
                                                                    ==========        ===========           ==========
     $60,021,463    $ 82,901,246   $45,401,336     $30,993,937      $       --        $        --           $       --
       2,288,826         827,790     2,152,529         925,865       6,881,224          9,945,191            5,807,047
     -----------    ------------   -----------     -----------      ----------        -----------           ----------
     $62,310,289    $ 83,729,036   $47,553,865     $31,919,802      $6,881,224        $ 9,945,191           $5,807,047
     ===========    ============   ===========     ===========      ==========        ===========           ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Operations
For the year ended May 31, 2006

                                                                             THE SHORT TERM      THE INTERMEDIATE
                                                             THE MONEY         GOVERNMENT          TERM INCOME
                                                            MARKET FUND       INCOME FUND              FUND
                                                            -----------      --------------      ----------------
INVESTMENT INCOME:
Interest..................................................  $20,684,219       $ 3,559,942          $ 3,274,152
Dividend..................................................           --                --                   --
Income from Affiliates....................................           --            95,227               26,590
                                                            -----------       -----------          -----------
  TOTAL INVESTMENT INCOME.................................   20,684,219         3,655,169            3,300,742
                                                            -----------       -----------          -----------
EXPENSES:
Advisory..................................................    1,547,991           395,831              299,407
Administration............................................      325,638            69,270               38,136
Distribution:
  Class A Shares..........................................      128,979            23,676               25,450
  Class B Shares..........................................        1,297                --                3,519
  Class C Shares..........................................           --                --                   --
Service Organization:
  Institutional Class Shares..............................           --            65,589               39,244
  Class A Shares..........................................           --                --                   --
Accounting................................................       42,522            41,767               48,701
Audit.....................................................       62,614            15,974                7,862
Custodian.................................................      206,400            39,584               23,953
Legal.....................................................       72,855            14,948                8,616
Registration and filing...................................       30,146             6,687                8,795
Chief Compliance Officer..................................       53,825            10,407                6,451
Shareholder reports.......................................       76,249            12,389                7,230
Transfer agent............................................       79,419            25,960               30,401
Trustee...................................................       56,394            10,908                6,879
Other.....................................................       78,363            19,846               14,751
                                                            -----------       -----------          -----------
  Total expenses before fee reductions....................    2,762,692           752,836              569,395
  Advisory reductions and/or reimbursements...............     (222,448)               --              (26,161)
  Administration reductions...............................           --                --                   --
  Distributor reductions..................................      (37,171)           (6,765)              (7,271)
  Custodian reductions....................................           --                --                   --
                                                            -----------       -----------          -----------
  NET EXPENSES............................................    2,503,073           746,071              535,963
                                                            -----------       -----------          -----------
NET INVESTMENT INCOME.....................................   18,181,146         2,909,098            2,764,779
                                                            -----------       -----------          -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains/(losses) from investment
  transactions............................................       (4,042)         (312,491)             281,127
Net realized gains/(losses) from investment transactions
  of affiliates...........................................           --                --                   --
Net realized gain distributions from investment
  companies...............................................           --                --                   --
Net change in unrealized appreciation/(depreciation) from
  investments.............................................           --        (1,107,355)          (3,194,716)
                                                            -----------       -----------          -----------
Net realized/unrealized gains/(losses) from investments...       (4,042)       (1,419,846)          (2,913,589)
                                                            -----------       -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS............  $18,177,104       $ 1,489,252          $  (148,810)
                                                            ===========       ===========          ===========

---------------
(a) The Distributor made a one time reimbursement of certain prior years Distribution fees during the period of $82,225, $80,981 and $78,001 to The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio and The Performance Advisor Conservative Portfolio, respectively.

                       See notes to financial statements.

                                                                THE PERFORMANCE   THE PERFORMANCE      THE PERFORMANCE
    THE LARGE CAP   THE MID CAP   THE LEADERS   THE STRATEGIC   ADVISOR GROWTH    ADVISOR MODERATE   ADVISOR CONSERVATIVE
     EQUITY FUND    EQUITY FUND   EQUITY FUND   DIVIDEND FUND      PORTFOLIO         PORTFOLIO            PORTFOLIO
    -------------   -----------   -----------   -------------   ---------------   ----------------   --------------------
     $     9,817    $    86,879   $    3,022     $       --       $       --         $       --           $      --
       1,166,658        902,729      386,696      1,040,731               --                 --                  --
          72,430        105,413       37,824         38,302          120,661            241,390             227,113
     -----------    -----------   ----------     ----------       ----------         ----------           ---------
       1,248,905      1,095,021      427,542      1,079,033          120,661            241,390             227,113
     -----------    -----------   ----------     ----------       ----------         ----------           ---------
         528,611        773,916      497,836        210,181           24,007             32,058              20,738
          61,671         72,232       31,382         17,590            5,472              7,313               4,738
          96,762         94,524        8,839          4,649               --                 --                  --
          25,148         13,689        4,862             --               --                 --                  --
              --             --           --             --           95,962            128,151              82,875
          40,188         52,393       34,727             --               --                 --                  --
              11             --           --             --               --                 --                  --
          45,050         45,776       43,450         38,592           33,028             33,028              32,908
          13,824         17,672        8,606          4,256            1,175              1,553                 883
          35,241         41,276       19,914         11,210            3,841              5,129               3,318
          13,251         15,664        9,530          4,260            1,449              1,909               1,237
          22,813         21,943       23,750          9,310            1,260              1,323               1,130
           9,443         10,923        5,215          2,261            1,081              1,364                 889
          11,021         12,824        7,449          3,503            1,185              1,591               1,038
          79,020         57,152       32,383         16,464           19,588             18,712              11,885
           9,771         11,664        5,404          3,025            1,136              1,481               1,001
          20,024         22,438       13,004          8,195            5,594              5,971               5,404
     -----------    -----------   ----------     ----------       ----------         ----------           ---------
       1,011,849      1,264,086      746,351        333,496          194,778            239,583             168,044
              --             --     (109,986)       (62,280)          (8,811)           (11,829)             (7,757)
              --             --           --             --             (670)              (901)               (591)
         (27,647)       (27,007)      (2,526)        (1,329)        (135,270)(a)       (131,561)(a)        (124,289)(a)
              --             --           --             --           (1,921)            (2,565)             (1,659)
     -----------    -----------   ----------     ----------       ----------         ----------           ---------
         984,202      1,237,079      633,839        269,887           48,106             92,727              33,748
     -----------    -----------   ----------     ----------       ----------         ----------           ---------
         264,703       (142,058)    (206,297)       809,146           72,555            148,663             193,365
     -----------    -----------   ----------     ----------       ----------         ----------           ---------
      17,650,353     14,053,567    6,377,501       (157,817)              --                 --                  --
              --             --           --             --          496,614            363,749              58,017
              --             --           --         49,886          714,273            685,827             229,895
      (9,202,047)    (2,069,479)   2,473,860      1,505,215         (316,815)          (228,049)            (85,939)
     -----------    -----------   ----------     ----------       ----------         ----------           ---------
       8,448,306     11,984,088    8,851,361      1,397,284          894,072            821,527             201,973
     -----------    -----------   ----------     ----------       ----------         ----------           ---------
     $ 8,713,009    $11,842,030   $8,645,064     $2,206,430       $  966,627         $  970,190           $ 395,338
     ===========    ===========   ==========     ==========       ==========         ==========           =========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets

                                                                                   THE SHORT TERM GOVERNMENT
                                                        THE MONEY MARKET FUND             INCOME FUND
                                                     ---------------------------   --------------------------
                                                       FOR THE        FOR THE        FOR THE        FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                       MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                         2006           2005           2006          2005
                                                     ------------   ------------   ------------   -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............................  $ 18,181,146   $  8,022,522   $  2,909,098   $ 2,124,988
  Net realized gains/(losses) from investment
    transactions...................................        (4,042)        (4,795)      (312,491)     (174,207)
  Change in unrealized appreciation/depreciation
    from investments...............................            --             --     (1,107,355)     (533,506)
                                                     ------------   ------------   ------------   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.....    18,177,104      8,017,727      1,489,252     1,417,275
                                                     ------------   ------------   ------------   -----------
DIVIDENDS:
  Net investment income:
    Institutional Class Shares.....................   (16,969,335)    (7,513,589)    (2,972,483)   (2,081,130)
    Class A Shares.................................    (1,208,881)      (506,688)      (204,686)     (216,888)
    Class B Shares.................................        (3,590)        (2,245)            --            --
  From net realized gains from investment
    transactions:
    Institutional Class Shares.....................            --             --             --            --
    Class A Shares.................................            --             --             --            --
    Class B Shares.................................            --             --             --            --
                                                     ------------   ------------   ------------   -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS....   (18,181,806)    (8,022,522)    (3,177,169)   (2,298,018)
                                                     ------------   ------------   ------------   -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....    30,574,211      6,556,180     26,142,106    (4,509,736)
                                                     ------------   ------------   ------------   -----------
CHANGE IN NET ASSETS...............................    30,569,509      6,551,385     24,454,189    (5,390,479)
NET ASSETS:
  Beginning of period..............................   486,387,504    479,836,119     84,692,386    90,082,865
                                                     ------------   ------------   ------------   -----------
  End of period....................................  $516,957,013   $486,387,504   $109,146,575   $84,692,386
                                                     ============   ============   ============   ===========
Undistributed (distributions in excess of) net
  investment income................................  $         --   $        660   $     26,920   $    31,772
                                                     ============   ============   ============   ===========

                       See notes to financial statements.

      THE INTERMEDIATE TERM
           INCOME FUND            THE LARGE CAP EQUITY FUND      THE MID CAP EQUITY FUND
    --------------------------   ---------------------------   ---------------------------
      FOR THE        FOR THE       FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
      MAY 31,        MAY 31,       MAY 31,        MAY 31,        MAY 31,        MAY 31,
        2006          2005           2006           2005           2006           2005
    ------------   -----------   ------------   ------------   ------------   ------------
    $  2,764,779   $ 3,592,109   $    264,703   $    902,754   $   (142,058)  $     97,645
         281,127       239,420     17,650,353     14,267,114     14,053,567     16,900,405
      (3,194,716)      109,403     (9,202,047)    (5,073,369)    (2,069,479)    (5,977,395)
    ------------   -----------   ------------   ------------   ------------   ------------
        (148,810)    3,940,932      8,713,009     10,096,499     11,842,030     11,020,655
    ------------   -----------   ------------   ------------   ------------   ------------
      (2,439,652)   (3,240,125)      (166,781)      (653,618)        (4,119)       (97,686)
        (327,638)     (343,552)       (48,764)      (226,909)            --        (29,014)
         (13,207)      (17,584)          (250)       (13,399)            --           (768)
              --            --     (8,343,526)    (8,620,018)   (10,042,031)    (7,784,578)
              --            --     (4,027,525)    (3,596,939)    (3,573,050)    (2,598,831)
              --            --       (382,058)      (380,796)      (199,256)      (124,218)
    ------------   -----------   ------------   ------------   ------------   ------------
      (2,780,497)   (3,601,261)   (12,968,904)   (13,491,679)   (13,818,456)   (10,635,095)
    ------------   -----------   ------------   ------------   ------------   ------------
     (20,506,040)   (5,848,777)    (6,788,711)    (4,769,631)    11,520,518      5,838,433
    ------------   -----------   ------------   ------------   ------------   ------------
     (23,435,347)   (5,509,106)   (11,044,606)    (8,164,811)     9,544,092      6,223,993
      71,556,238    77,065,344     92,131,206    100,296,017     94,895,636     88,671,643
    ------------   -----------   ------------   ------------   ------------   ------------
    $ 48,120,891   $71,556,238   $ 81,086,600   $ 92,131,206   $104,439,728   $ 94,895,636
    ============   ===========   ============   ============   ============   ============
    $     10,980   $    11,036   $     48,906   $         (2)  $         --   $         --
    ============   ===========   ============   ============   ============   ============

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets (continued)

                                                         THE LEADERS EQUITY FUND    THE STRATEGIC DIVIDEND FUND
                                                        -------------------------   ----------------------------
                                                          FOR THE       FOR THE       FOR THE         FOR THE
                                                        YEAR ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                          MAY 31,       MAY 31,       MAY 31,         MAY 31,
                                                           2006          2005           2006          2005(A)
                                                        -----------   -----------   ------------   -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $  (206,297)  $  (182,194)  $   809,146     $   255,457
  Net realized gains/(losses) from investment
    transactions......................................    6,377,501     3,773,689      (157,817)         73,393
  Net realized gains/(losses) from investment
    transactions of affiliates........................           --            --            --              --
  Net realized gain distributions from investment
    companies.........................................           --            --        49,886          18,378
  Change in unrealized appreciation/depreciation from
    investments.......................................    2,473,860      (760,105)    1,505,215         137,470
                                                        -----------   -----------   -----------     -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS........    8,645,064     2,831,390     2,206,430         484,698
                                                        -----------   -----------   -----------     -----------
DIVIDENDS:
  Net investment income:
    Institutional Class Shares........................           --            --      (654,499)       (248,593)
    Class A Shares....................................           --            --       (30,432)        (19,085)
    Class C Shares....................................           --            --            --              --
  From net realized gains from investment
    transactions:
    Institutional Class Shares........................           --            --       (94,229)             --
    Class A Shares....................................           --            --        (4,530)             --
    Class C Shares....................................           --            --            --              --
  Return of capital:
    Institutional Class Shares........................           --            --       (96,637)             --
    Class A Shares....................................           --            --        (4,112)             --
                                                        -----------   -----------   -----------     -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.......           --            --      (884,439)       (267,678)
                                                        -----------   -----------   -----------     -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........    2,478,013     7,398,824    11,856,620      20,227,450
                                                        -----------   -----------   -----------     -----------
CHANGE IN NET ASSETS..................................   11,123,077    10,230,214    13,178,611      20,444,470
NET ASSETS:
  Beginning of period.................................   42,631,983    32,401,769    20,444,470              --
                                                        -----------   -----------   -----------     -----------
  End of period.......................................  $53,755,060   $42,631,983   $33,623,081     $20,444,470
                                                        ===========   ===========   ===========     ===========
Undistributed (distributions in excess of) net
  investment income...................................  $        --   $        --   $   114,141     $   (39,722)
                                                        ===========   ===========   ===========     ===========

---------------

(a) Funds commenced operations on November 9, 2004.

                       See notes to financial statements.

    THE PERFORMANCE ADVISOR     THE PERFORMANCE ADVISOR    THE PERFORMANCE ADVISOR
        GROWTH PORTFOLIO          MODERATE PORTFOLIO        CONSERVATIVE PORTFOLIO
    ------------------------   -------------------------   ------------------------
      FOR THE      FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
      MAY 31,      MAY 31,       MAY 31,       MAY 31,       MAY 31,      MAY 31,
       2006          2005         2006          2005          2006          2005
    -----------   ----------   -----------   -----------   -----------   ----------
    $    72,555   $  (22,178)  $   148,663   $    37,334   $   193,365   $   57,114
             --           --            --            --            --           --
        496,614       (6,142)      363,749        (7,678)       58,017       (7,142)
        714,273      524,949       685,827       571,658       229,895      281,991
       (316,815)      56,559      (228,049)       75,275       (85,939)     (43,995)
    -----------   ----------   -----------   -----------   -----------   ----------
        966,627      553,188       970,190       676,589       395,338      287,968
    -----------   ----------   -----------   -----------   -----------   ----------
             --           --            --            --            --           --
             --           --            --            --            --           --
        (99,653)      (2,534)     (152,066)      (35,242)     (188,452)     (53,145)
             --           --            --            --            --           --
             --           --            --            --            --           --
       (516,462)    (145,974)     (613,080)     (126,339)     (276,591)    (142,631)
             --           --            --            --            --           --
             --           --            --            --            --           --
    -----------   ----------   -----------   -----------   -----------   ----------
       (616,115)    (148,508)     (765,146)     (161,581)     (465,043)    (195,776)
    -----------   ----------   -----------   -----------   -----------   ----------
     (2,744,687)   2,362,347    (3,226,083)    5,136,372    (2,759,306)   2,829,470
    -----------   ----------   -----------   -----------   -----------   ----------
     (2,394,175)   2,767,027    (3,021,039)    5,651,380    (2,829,011)   2,921,662
      9,446,645    6,679,618    13,181,348     7,529,968     8,619,694    5,698,032
    -----------   ----------   -----------   -----------   -----------   ----------
    $ 7,052,470   $9,446,645   $10,160,309   $13,181,348   $ 5,790,683   $8,619,694
    ===========   ==========   ===========   ===========   ===========   ==========
    $        --   $       --   $        --   $     1,222   $    (1,390)  $   (6,303)
    ===========   ==========   ===========   ===========   ===========   ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets (continued)

                                                                                               THE SHORT TERM
                                                           THE MONEY MARKET FUND           GOVERNMENT INCOME FUND
                                                     ---------------------------------   ---------------------------
                                                         FOR THE           FOR THE         FOR THE        FOR THE
                                                       YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                         MAY 31,           MAY 31,         MAY 31,        MAY 31,
                                                          2006              2005             2006           2005
                                                     ---------------   ---------------   ------------   ------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Proceeds from shares issued......................  $ 1,653,610,449   $ 1,589,148,331   $ 42,116,376   $ 29,412,101
  Dividends reinvested.............................           65,970            46,629      1,884,157      1,100,357
  Cost of shares redeemed..........................   (1,624,836,790)   (1,578,306,749)   (16,808,902)   (32,852,852)
                                                     ---------------   ---------------   ------------   ------------
Institutional Class Shares capital transactions....       28,839,629        10,888,211     27,191,631     (2,340,394)
                                                     ---------------   ---------------   ------------   ------------
CLASS A SHARES:
  Proceeds from shares issued......................       36,589,826        45,133,196        566,864      1,624,822
  Dividends reinvested.............................        1,134,505           443,515        206,988        210,442
  Cost of shares redeemed..........................      (35,975,815)      (49,866,132)    (1,823,377)    (4,004,606)
                                                     ---------------   ---------------   ------------   ------------
Class A Shares capital transactions................        1,748,516        (4,289,421)    (1,049,525)    (2,169,342)
                                                     ---------------   ---------------   ------------   ------------
CLASS B SHARES:
  Proceeds from shares issued......................            6,959            78,681
  Dividends reinvested.............................            3,483             1,545
  Cost of shares redeemed..........................          (24,376)         (122,836)
                                                     ---------------   ---------------
Class B Shares capital transactions................          (13,934)          (42,610)
                                                     ---------------   ---------------   ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....  $    30,574,211   $     6,556,180   $ 26,142,106   $ (4,509,736)
                                                     ===============   ===============   ============   ============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Issued...........................................    1,653,610,449   $ 1,589,148,331      4,324,932      2,984,846
  Reinvested.......................................           65,970            46,629        193,734        111,345
  Redeemed.........................................   (1,624,836,790)   (1,578,306,749)    (1,728,605)    (3,320,417)
                                                     ---------------   ---------------   ------------   ------------
Change in Institutional Class Shares...............       28,839,629        10,888,211      2,790,061       (224,226)
                                                     ---------------   ---------------   ------------   ------------
CLASS A SHARES:
  Issued...........................................       36,589,826        45,133,196         58,262        164,586
  Reinvested.......................................        1,134,505           443,515         21,279         21,295
  Redeemed.........................................      (35,975,815)      (49,866,132)      (187,350)      (405,776)
                                                     ---------------   ---------------   ------------   ------------
Change in Class A Shares...........................        1,748,516        (4,289,421)      (107,809)      (219,895)
                                                     ---------------   ---------------   ------------   ------------
CLASS B SHARES:
  Issued...........................................            6,959            78,681
  Reinvested.......................................            3,483             1,545
  Redeemed.........................................          (24,376)         (122,836)
                                                     ---------------   ---------------
Change in Class B Shares...........................          (13,934)          (42,610)
                                                     ---------------   ---------------   ------------   ------------
CHANGE IN SHARES...................................       30,574,211         6,556,180      2,682,252       (444,121)
                                                     ===============   ===============   ============   ============

                       See notes to financial statements.

       THE INTERMEDIATE TERM
            INCOME FUND            THE LARGE CAP EQUITY FUND      THE MID CAP EQUITY FUND
    ---------------------------   ---------------------------   ---------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
      MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,
        2006           2005           2006           2005           2006           2005
    ------------   ------------   ------------   ------------   ------------   ------------
    $  5,316,860   $ 19,973,106   $  4,634,477   $  9,573,786   $ 13,186,561   $ 13,816,892
         959,405      1,345,674      6,050,019      5,453,052      6,094,982      3,658,724
     (25,902,812)   (27,145,898)   (17,308,741)   (19,471,714)   (14,081,206)   (13,311,057)
    ------------   ------------   ------------   ------------   ------------   ------------
     (19,626,547)    (5,827,118)    (6,624,245)    (4,444,876)     5,200,337      4,164,559
    ------------   ------------   ------------   ------------   ------------   ------------
       1,111,745      2,719,969      1,780,350      4,146,219      6,870,817      4,616,795
         347,145        333,162      4,049,421      3,790,807      3,518,040      2,566,349
      (2,227,173)    (2,914,928)    (5,892,069)    (7,932,989)    (4,456,667)    (5,579,671)
    ------------   ------------   ------------   ------------   ------------   ------------
        (768,283)       138,203        (62,298)         4,037      5,932,190      1,603,473
    ------------   ------------   ------------   ------------   ------------   ------------
          59,949         66,952         79,982         20,830        335,468        226,620
           8,558          8,129        373,441        378,088        197,558        123,079
        (179,717)      (234,943)      (555,591)      (727,710)      (145,035)      (279,298)
    ------------   ------------   ------------   ------------   ------------   ------------
        (111,210)      (159,862)      (102,168)      (328,792)       387,991         70,401
    ------------   ------------   ------------   ------------   ------------   ------------
    $(20,506,040)  $ (5,848,777)  $ (6,788,711)  $ (4,769,631)  $ 11,520,518   $  5,838,433
    ============   ============   ============   ============   ============   ============
         520,501      1,905,729        310,704        621,624        803,500        885,439
          93,858        128,698        431,444        364,294        393,215        242,948
      (2,541,881)    (2,599,849)    (1,132,888)    (1,245,501)      (858,363)      (848,339)
    ------------   ------------   ------------   ------------   ------------   ------------
      (1,927,522)      (565,422)      (390,740)      (259,583)       338,352        280,048
    ------------   ------------   ------------   ------------   ------------   ------------
         109,353        260,092        119,245        270,759        430,479        299,013
          34,050         31,885        291,506        255,138        232,367        173,677
        (219,427)      (279,454)      (394,662)      (516,275)      (277,774)      (360,010)
    ------------   ------------   ------------   ------------   ------------   ------------
         (76,024)        12,523         16,089          9,622        385,072        112,680
    ------------   ------------   ------------   ------------   ------------   ------------
           5,885          6,417          5,467          1,356         22,125         15,352
             840            779         28,310         26,478         14,192          8,897
         (17,618)       (22,429)       (38,522)       (49,666)       (10,111)       (18,500)
    ------------   ------------   ------------   ------------   ------------   ------------
         (10,893)       (15,233)        (4,745)       (21,832)        26,206          5,749
    ------------   ------------   ------------   ------------   ------------   ------------
      (2,014,439)      (568,132)      (379,396)      (271,793)       749,630        398,477
    ============   ============   ============   ============   ============   ============

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets (continued)

                                                               THE LEADERS EQUITY FUND    THE STRATEGIC DIVIDEND FUND
                                                              -------------------------   ----------------------------
                                                                FOR THE       FOR THE       FOR THE         FOR THE
                                                              YEAR ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                MAY 31,       MAY 31,       MAY 31,         MAY 31,
                                                                 2006          2005           2006          2005(A)
                                                              -----------   -----------   ------------   -------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Proceeds from shares issued...............................  $ 8,072,518   $11,749,297   $16,112,477     $20,520,628
  Dividends reinvested......................................           --            --       366,826         107,863
  Cost of shares redeemed...................................   (6,405,964)   (5,349,187)   (4,702,239)     (1,609,552)
                                                              -----------   -----------   -----------     -----------
Institutional Class Shares capital transactions.............    1,666,554     6,400,110    11,777,064      19,018,939
                                                              -----------   -----------   -----------     -----------
CLASS A SHARES:
  Proceeds from shares issued...............................    1,235,558     1,271,883        69,885       1,211,599
  Dividends reinvested......................................           --            --        36,531          14,497
  Cost of shares redeemed...................................     (466,480)     (404,299)      (26,860)        (17,585)
                                                              -----------   -----------   -----------     -----------
Class A Shares capital transactions.........................      769,078       867,584        79,556       1,208,511
                                                              -----------   -----------   -----------     -----------
CLASS B SHARES:
  Proceeds from shares issued...............................       64,998       151,283
  Dividends reinvested......................................           --            --
  Cost of shares redeemed...................................      (22,617)      (20,153)
                                                              -----------   -----------
Class B Shares capital transactions.........................       42,381       131,130
                                                              -----------   -----------
CLASS C SHARES:
  Proceeds from shares issued...............................
  Dividends reinvested......................................
  Cost of shares redeemed...................................
Class C Shares capital transactions.........................
                                                              -----------   -----------   -----------     -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..............  $ 2,478,013   $ 7,398,824   $11,856,620     $20,227,450
                                                              ===========   ===========   ===========     ===========
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Issued....................................................      856,796     1,491,749     1,523,520       2,026,261
  Reinvested................................................           --            --        34,728          10,549
  Redeemed..................................................     (686,504)     (675,445)     (442,492)       (157,895)
                                                              -----------   -----------   -----------     -----------
Change in Institutional Class Shares........................      170,292       816,304     1,115,756       1,878,915
                                                              -----------   -----------   -----------     -----------
CLASS A SHARES:
  Issued....................................................      129,190       164,640         6,571         120,209
  Reinvested................................................           --            --         3,460           1,417
  Redeemed..................................................      (50,301)      (52,072)       (2,531)         (1,715)
                                                              -----------   -----------   -----------     -----------
Change in Class A Shares....................................       78,889       112,568         7,500         119,911
                                                              -----------   -----------   -----------     -----------
CLASS B SHARES:
  Issued....................................................        7,826        19,512
  Reinvested................................................           --            --
  Redeemed..................................................       (2,549)       (2,628)
                                                              -----------   -----------
Change in Class B Shares....................................        5,277        16,884
                                                              -----------   -----------
CLASS C SHARES:
  Issued....................................................
  Reinvested................................................
  Redeemed..................................................
Change in Class C Shares....................................
                                                              -----------   -----------   -----------     -----------
CHANGE IN SHARES............................................      254,458       945,756     1,123,256       1,998,826
                                                              ===========   ===========   ===========     ===========

---------------

(a) The Strategic Dividend Fund commenced November 9, 2004.

                       See notes to financial statements.

    THE PERFORMANCE ADVISOR    THE PERFORMANCE ADVISOR    THE PERFORMANCE ADVISOR
        GROWTH PORTFOLIO          MODERATE PORTFOLIO       CONSERVATIVE PORTFOLIO
    ------------------------   ------------------------   ------------------------
      FOR THE      FOR THE       FOR THE      FOR THE       FOR THE      FOR THE
    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
      MAY 31,      MAY 31,       MAY 31,      MAY 31,       MAY 31,      MAY 31,
       2006          2005         2006          2005         2006          2005
    -----------   ----------   -----------   ----------   -----------   ----------
    $ 1,587,305   $2,482,504   $ 2,375,866   $5,286,705   $ 1,277,572   $2,729,246
        608,125      144,627       733,143      150,398       461,683      187,738
     (4,940,117)    (264,784)   (6,335,092)    (300,731)   (4,498,561)     (87,514)
    -----------   ----------   -----------   ----------   -----------   ----------
     (2,744,687)   2,362,347    (3,226,083)   5,136,372    (2,759,306)   2,829,470
    -----------   ----------   -----------   ----------   -----------   ----------
    $(2,744,687)  $2,362,347   $(3,226,083)  $5,136,372   $(2,759,306)  $2,829,470
    ===========   ==========   ===========   ==========   ===========   ==========
        130,061      219,197       203,909      478,231       120,555      261,360
         50,873       12,650        63,897       13,390        44,059       18,015
       (403,633)     (23,124)     (541,513)     (27,032)     (427,171)      (8,345)
       (222,699)     208,723      (273,707)     464,589      (262,557)     271,030
    -----------   ----------   -----------   ----------   -----------   ----------
       (222,699)     208,723      (273,707)     464,589      (262,557)     271,030
    ===========   ==========   ===========   ==========   ===========   ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                                INVESTMENT ACTIVITIES                     DIVIDENDS
                                          NET ASSET    ----------------------------------------    -----------------------
                                           VALUE,         NET        NET REALIZED    TOTAL FROM       NET
                                          BEGINNING    INVESTMENT      GAINS ON      INVESTMENT    INVESTMENT      TOTAL
                                          OF PERIOD      INCOME      INVESTMENTS     ACTIVITIES      INCOME      DIVIDENDS
                                          ---------    ----------    ------------    ----------    ----------    ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2006...............    $1.00        $0.04           $--*          $0.04         $(0.04)      $(0.04)
  Year Ended May 31, 2005...............     1.00         0.02            --*           0.02          (0.02)       (0.02)
  Year Ended May 31, 2004...............     1.00         0.01            --*           0.01          (0.01)       (0.01)
  Year Ended May 31, 2003...............     1.00         0.01            --*           0.01          (0.01)       (0.01)
  Year Ended May 31, 2002...............     1.00         0.02            --*           0.02          (0.02)       (0.02)
CLASS A SHARES
  Year Ended May 31, 2006...............     1.00         0.03            --*           0.03          (0.03)       (0.03)
  Year Ended May 31, 2005...............     1.00           --*           --*             --*            --*          --*
  Year Ended May 31, 2004...............     1.00           --*           --*             --*            --*          --*
  Year Ended May 31, 2003...............     1.00         0.01            --*           0.01          (0.01)       (0.01)
  Year Ended May 31, 2002...............     1.00         0.02            --*           0.02          (0.02)       (0.02)
CLASS B SHARES
  Year Ended May 31, 2006...............     1.00         0.03            --*           0.03          (0.03)       (0.03)
  Year Ended May 31, 2005...............     1.00           --*           --*             --*            --*          --*
  Year Ended May 31, 2004...............     1.00           --*           --*             --*            --*          --*
  Year Ended May 31, 2003...............     1.00           --*           --*             --*            --*          --*
  Year Ended May 31, 2002...............     1.00         0.01            --*           0.01          (0.01)       (0.01)

---------------

*   Less than $0.005 per share.

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

                       See notes to financial statements.


                                                      RATIO OF      RATIO OF NET        RATIO OF
      NET ASSET     TOTAL RETURN    NET ASSETS AT     EXPENSES    INVESTMENT INCOME     EXPENSES
       VALUE,         (EXCLUDES     END OF PERIOD    TO AVERAGE      TO AVERAGE        TO AVERAGE
    END OF PERIOD   SALES CHARGE)      (000'S)       NET ASSETS      NET ASSETS       NET ASSETS(A)
    -------------   -------------   --------------   ----------   -----------------   -------------
        $1.00           3.58%          $478,886         0.47%           3.54%             0.51%
         1.00           1.55            450,051         0.48            1.54              0.59
         1.00           0.60            439,167         0.45            0.60              0.58
         1.00           1.11            478,796         0.44            1.12              0.57
         1.00           2.26            533,027         0.42            2.26              0.56
         1.00           3.32             37,955         0.72            3.28              0.86
         1.00           1.30             36,207         0.73            1.26              0.94
         1.00           0.33             40,497         0.70            0.35              0.93
         1.00           0.86             52,470         0.69            0.89              0.92
         1.00           2.01             76,525         0.67            2.02              0.91
         1.00           2.81                116         1.22            2.77              1.51
         1.00           1.30                130         0.73            1.24              1.59
         1.00           0.33                172         0.73            0.33              1.58
         1.00           0.39                362         1.15            0.39              1.57
         1.00           1.24                311         1.42            1.18              1.56

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE SHORT TERM GOVERNMENT INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

                                                               INVESTMENT ACTIVITIES                      DIVIDENDS
                                                    -------------------------------------------    -----------------------
                                       NET ASSET                   NET REALIZED
                                        VALUE,         NET        AND UNREALIZED     TOTAL FROM       NET
                                       BEGINNING    INVESTMENT    GAINS/(LOSSES)     INVESTMENT    INVESTMENT      TOTAL
                                       OF PERIOD      INCOME      ON INVESTMENTS     ACTIVITIES      INCOME      DIVIDENDS
                                       ---------    ----------    ---------------    ----------    ----------    ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2006............   $ 9.83        $0.29           $(0.15)          $0.14         $(0.31)      $(0.31)
  Year Ended May 31, 2005............     9.94         0.25            (0.08)           0.17          (0.28)       (0.28)
  Year Ended May 31, 2004............    10.20         0.25            (0.23)           0.02          (0.28)       (0.28)
  Year Ended May 31, 2003............    10.11         0.33             0.12            0.45          (0.36)       (0.36)
  Year Ended May 31, 2002............    10.02         0.44             0.09            0.53          (0.44)       (0.44)

CLASS A SHARES
  Year Ended May 31, 2006............     9.82         0.28            (0.15)           0.13          (0.30)       (0.30)
  Year Ended May 31, 2005............     9.93         0.23            (0.09)           0.14          (0.25)       (0.25)
  Year Ended May 31, 2004............    10.19         0.21            (0.21)           0.00          (0.26)       (0.26)
  Year Ended May 31, 2003............    10.11         0.31             0.11            0.42          (0.34)       (0.34)
  Year Ended May 31, 2002............    10.02         0.42             0.09            0.51          (0.42)       (0.42)

---------------

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) No voluntary waivers during this period.

                       See notes to financial statements.

                                                      RATIO OF      RATIO OF NET        RATIO OF
      NET ASSET     TOTAL RETURN    NET ASSETS AT     EXPENSES    INVESTMENT INCOME     EXPENSES
       VALUE,         (EXCLUDES     END OF PERIOD    TO AVERAGE      TO AVERAGE        TO AVERAGE      PORTFOLIO
    END OF PERIOD   SALES CHARGE)      (000'S)       NET ASSETS      NET ASSETS       NET ASSETS(A)   TURNOVER(B)
    -------------   -------------   --------------   ----------   -----------------   -------------   -----------
       $ 9.66            1.48%         $102,892         0.74%           2.95%                 (c)        35.38%
         9.83            1.72            77,271         0.76            2.62                  (c)        68.96
         9.94            0.22            80,391         0.73            2.50                  (c)        35.79
        10.20            4.51            85,962         0.71            3.22                  (c)        43.36
        10.11            5.42            88,846         0.71            4.40                  (c)        39.48

         9.65            1.30             6,254         0.93            2.75              1.02%          35.38
         9.82            1.46             7,422         1.01            2.37              1.11           68.96
         9.93           (0.03)            9,691         0.98            2.22              1.08           35.79
        10.19            4.16            13,388         0.97            2.91              1.07           43.36
        10.11            5.16             9,486         0.96            4.14              1.06           39.48

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                               INVESTMENT ACTIVITIES                      DIVIDENDS
                                                    -------------------------------------------    -----------------------
                                       NET ASSET                   NET REALIZED
                                        VALUE,         NET        AND UNREALIZED     TOTAL FROM       NET
                                       BEGINNING    INVESTMENT    GAINS/(LOSSES)     INVESTMENT    INVESTMENT      TOTAL
                                       OF PERIOD      INCOME      ON INVESTMENTS     ACTIVITIES      INCOME      DIVIDENDS
                                       ---------    ----------    ---------------    ----------    ----------    ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2006............   $10.45        $0.48           $(0.50)          $(0.02)       $(0.48)      $(0.48)
  Year Ended May 31, 2005............    10.39         0.48             0.05             0.53         (0.47)       (0.47)
  Year Ended May 31, 2004............    10.96         0.51            (0.59)           (0.08)        (0.49)       (0.49)
  Year Ended May 31, 2003............    10.44         0.58             0.50             1.08         (0.56)       (0.56)
  Year Ended May 31, 2002............    10.19         0.60             0.23             0.83         (0.58)       (0.58)

CLASS A SHARES
  Year Ended May 31, 2006............    10.44         0.46            (0.50)           (0.04)        (0.46)       (0.46)
  Year Ended May 31, 2005............    10.38         0.45             0.06             0.51         (0.45)       (0.45)
  Year Ended May 31, 2004............    10.95         0.51            (0.62)           (0.11)        (0.46)       (0.46)
  Year Ended May 31, 2003............    10.43         0.55             0.50             1.05         (0.53)       (0.53)
  Year Ended May 31, 2002............    10.18         0.58             0.23             0.81         (0.56)       (0.56)

CLASS B SHARES
  Year Ended May 31, 2006............    10.43         0.38            (0.49)           (0.11)        (0.38)       (0.38)
  Year Ended May 31, 2005............    10.38         0.37             0.05             0.42         (0.37)       (0.37)
  Year Ended May 31, 2004............    10.95         0.40            (0.59)           (0.19)        (0.38)       (0.38)
  Year Ended May 31, 2003............    10.43         0.47             0.51             0.98         (0.46)       (0.46)
  Year Ended May 31, 2002............    10.18         0.49             0.24             0.73         (0.48)       (0.48)

---------------

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                                                      RATIO OF      RATIO OF NET        RATIO OF
      NET ASSET     TOTAL RETURN    NET ASSETS AT     EXPENSES    INVESTMENT INCOME     EXPENSES
       VALUE,         (EXCLUDES     END OF PERIOD    TO AVERAGE      TO AVERAGE        TO AVERAGE      PORTFOLIO
    END OF PERIOD   SALES CHARGE)      (000'S)       NET ASSETS      NET ASSETS       NET ASSETS(A)   TURNOVER(B)
    -------------   -------------   --------------   ----------   -----------------   -------------   -----------
       $ 9.95           (0.22)%        $41,187          0.87%           4.65%             0.92%           1.56%
        10.45            5.22           63,370          0.83            4.50              0.88            6.71
        10.39           (0.77)          68,896          0.82            4.72              0.87           20.22
        10.96           10.64           77,737          0.80            5.48              0.85           16.97
        10.44            8.34           85,922          0.79            5.78              0.84            7.02

         9.94           (0.39)           6,628          1.04            4.48              1.19            1.56
        10.44            4.96            7,751          1.08            4.25              1.23            6.71
        10.38           (1.03)           7,578          1.07            4.50              1.22           20.22
        10.95           10.37           11,324          1.05            5.21              1.20           16.97
        10.43            8.07           10,646          1.04            5.58              1.19            7.02

         9.94           (1.05)             307          1.79            3.73              1.84            1.56
        10.43            4.07              436          1.83            3.52              1.88            6.71
        10.38           (1.77)             591          1.82            3.72              1.87           20.22
        10.95            9.59              716          1.79            4.57              1.84           16.97
        10.43            7.31              370          1.79            4.88              1.84            7.02

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                     INVESTMENT ACTIVITIES                              DIVIDENDS
                                          -------------------------------------------    ---------------------------------------
                             NET ASSET       NET         NET REALIZED
                              VALUE,      INVESTMENT    AND UNREALIZED     TOTAL FROM       NET
                             BEGINNING     INCOME/      GAINS/(LOSSES)     INVESTMENT    INVESTMENT    NET REALIZED      TOTAL
                             OF PERIOD      (LOSS)      ON INVESTMENTS     ACTIVITIES      INCOME         GAINS        DIVIDENDS
                             ---------    ----------    ---------------    ----------    ----------    ------------    ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31,
    2006...................   $15.12        $ 0.05          $ 1.44           $ 1.49        $(0.04)        $(2.36)       $(2.40)
  Year Ended May 31,
    2005...................    15.75          0.16            1.43             1.59         (0.15)         (2.07)        (2.22)
  Year Ended May 31,
    2004...................    15.19          0.15            1.77             1.92         (0.14)         (1.22)        (1.36)
  Year Ended May 31,
    2003...................    18.37          0.15           (1.97)           (1.82)        (0.15)         (1.21)        (1.36)
  Year Ended May 31,
    2002...................    23.25          0.12           (3.11)           (2.99)        (0.11)         (1.78)        (1.89)

CLASS A SHARES
  Year Ended May 31,
    2006...................    15.01          0.03            1.43             1.46         (0.03)         (2.36)        (2.39)
  Year Ended May 31,
    2005...................    15.66          0.12            1.43             1.55         (0.13)         (2.07)        (2.20)
  Year Ended May 31,
    2004...................    15.12          0.10            1.77             1.87         (0.11)         (1.22)        (1.33)
  Year Ended May 31,
    2003...................    18.29          0.12           (1.96)           (1.84)        (0.12)         (1.21)        (1.33)
  Year Ended May 31,
    2002...................    23.18          0.06           (3.09)           (3.03)        (0.08)         (1.78)        (1.86)

CLASS B SHARES
  Year Ended May 31,
    2006...................    14.42         (0.08)           1.36             1.28            --          (2.36)        (2.36)
  Year Ended May 31,
    2005...................    15.18            --            1.38             1.38         (0.07)         (2.07)        (2.14)
  Year Ended May 31,
    2004...................    14.73         (0.01)           1.72             1.71         (0.04)         (1.22)        (1.26)
  Year Ended May 31,
    2003...................    17.92            --           (1.93)           (1.93)        (0.05)         (1.21)        (1.26)
  Year Ended May 31,
    2002...................    22.86         (0.09)          (3.04)           (3.13)        (0.03)         (1.78)        (1.81)

---------------

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) No voluntary waivers during this period.

                       See notes to financial statements.


                                                      RATIO OF       RATIO OF NET        RATIO OF
      NET ASSET     TOTAL RETURN    NET ASSETS AT     EXPENSES        INVESTMENT         EXPENSES
       VALUE,         (EXCLUDES     END OF PERIOD    TO AVERAGE    INCOME/(LOSS) TO     TO AVERAGE      PORTFOLIO
    END OF PERIOD   SALES CHARGE)      (000'S)       NET ASSETS   AVERAGE NET ASSETS   NET ASSETS(A)   TURNOVER(B)
    -------------   -------------   --------------   ----------   ------------------   -------------   -----------
       $14.21          10.12%          $52,782          1.04%            0.38%                 (c)        79.00%
        15.12           10.43           62,083          1.03             1.02                  (c)        78.95
        15.75           13.06           68,743          1.01             0.03                  (c)        36.91
        15.19           (9.55)          81,858          1.02             1.04                  (c)         3.83
        18.37          (13.58)          93,095          0.95             0.57                  (c)         8.28

        14.08            9.93           25,971          1.21             0.20              1.31%          79.00
        15.01           10.16           27,457          1.27             0.77              1.37           78.95
        15.66           12.73           28,495          1.26             0.67              1.36           36.91
        15.12           (9.76)          30,070          1.27             0.78              1.37            3.83
        18.29          (13.75)          39,586          1.20             0.32              1.30            8.28

        13.34            9.04            2,334          1.96           (0.54)                  (c)        79.00
        14.42            9.34            2,591          2.03             0.02                  (c)        78.95
        15.18           11.92            3,058          2.01           (0.08)                  (c)        36.91
        14.73          (10.48)           3,333          2.02             0.02                  (c)         3.83
        17.92          (14.41)           4,770          1.95           (0.43)                  (c)         8.28

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                     INVESTMENT ACTIVITIES                              DIVIDENDS
                                          -------------------------------------------    ---------------------------------------
                             NET ASSET       NET         NET REALIZED
                              VALUE,      INVESTMENT    AND UNREALIZED     TOTAL FROM       NET
                             BEGINNING     INCOME/      GAINS/(LOSSES)     INVESTMENT    INVESTMENT    NET REALIZED      TOTAL
                             OF PERIOD      (LOSS)      ON INVESTMENTS     ACTIVITIES      INCOME         GAINS        DIVIDENDS
                             ---------    ----------    ---------------    ----------    ----------    ------------    ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31,
    2006...................   $15.97        $(0.01)         $ 1.98           $ 1.97        $   --*        $(2.29)       $(2.29)
  Year Ended May 31,
    2005...................    15.96          0.03            1.92             1.95         (0.02)         (1.92)        (1.94)
  Year Ended May 31,
    2004...................    12.53         (0.04)           3.47             3.43            --             --            --
  Year Ended May 31,
    2003...................    13.41         (0.01)          (0.87)           (0.88)           --             --            --
  Year Ended May 31,
    2002...................    15.59         (0.01)           0.08             0.07            --          (2.25)        (2.25)

CLASS A SHARES
  Year Ended May 31,
    2006...................    15.66         (0.04)           1.94             1.90            --          (2.29)        (2.29)
  Year Ended May 31,
    2005...................    15.72          0.01            1.87             1.88         (0.02)         (1.92)        (1.94)
  Year Ended May 31,
    2004...................    12.37         (0.07)           3.42             3.35            --             --            --
  Year Ended May 31,
    2003...................    13.27         (0.04)          (0.86)           (0.90)           --             --            --
  Year Ended May 31,
    2002...................    15.49         (0.03)           0.06             0.03            --          (2.25)        (2.25)

CLASS B SHARES
  Year Ended May 31,
    2006...................    14.62         (0.14)           1.81             1.67            --          (2.29)        (2.29)
  Year Ended May 31,
    2005...................    14.90         (0.12)           1.77             1.65         (0.01)         (1.92)        (1.93)
  Year Ended May 31,
    2004...................    11.81         (0.11)           3.20             3.09            --             --            --
  Year Ended May 31,
    2003...................    12.79         (0.13)          (0.85)           (0.98)           --             --            --
  Year Ended May 31,
    2002...................    15.11         (0.12)           0.05            (0.07)           --          (2.25)        (2.25)

---------------

*  Less than $0.005 per share.

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) No voluntary waivers during this period.

                       See notes to financial statements.

                                                      RATIO OF      RATIO OF NET        RATIO OF
      NET ASSET     TOTAL RETURN    NET ASSETS AT     EXPENSES    INVESTMENT INCOME     EXPENSES
       VALUE,         (EXCLUDES     END OF PERIOD    TO AVERAGE      TO AVERAGE        TO AVERAGE      PORTFOLIO
    END OF PERIOD   SALES CHARGE)      (000'S)       NET ASSETS      NET ASSETS       NET ASSETS(A)   TURNOVER(B)
    -------------   -------------   --------------   ----------   -----------------   -------------   -----------
       $15.65           12.50%         $74,275          1.14%           (0.08)%               (c)        79.67%
        15.97           12.90           70,363          1.15             0.18                 (c)        78.09
        15.96           27.45           65,878          1.14            (0.18)                (c)        18.89
        12.53           (6.56)          61,177          1.16            (0.12)                (c)         0.00
        13.41            1.22           72,308          1.14            (0.05)                (c)        38.78

        15.27           12.28           28,752          1.32            (0.26)            1.42%          79.67
        15.66           12.69           23,440          1.40            (0.06)            1.50           78.09
        15.72           27.08           21,766          1.39            (0.43)            1.49           18.89
        12.37           (6.78)          17,652          1.41            (0.37)            1.51            0.00
        13.27            0.96           20,949          1.38            (0.33)            1.36           38.78

        14.00           11.53            1,412          2.06            (1.01)                (c)        79.67
        14.62           11.81            1,092          2.15            (0.82)                (c)        78.09
        14.90           26.16            1,027          2.15            (1.17)                (c)        18.89
        11.81           (7.66)             379          2.16            (1.12)                (c)         0.00
        12.79            0.26              492          2.14            (1.06)                (c)        38.78

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LEADERS EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                               INVESTMENT ACTIVITIES                      DIVIDENDS
                                                    -------------------------------------------    -----------------------
                                       NET ASSET       NET         NET REALIZED
                                        VALUE,      INVESTMENT    AND UNREALIZED     TOTAL FROM       NET
                                       BEGINNING     INCOME/      GAINS/ (LOSSES)    INVESTMENT    INVESTMENT      TOTAL
                                       OF PERIOD      (LOSS)      ON INVESTMENTS     ACTIVITIES      INCOME      DIVIDENDS
                                       ---------    ----------    ---------------    ----------    ----------    ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2006............    $8.11        $(0.04)         $ 1.68           $ 1.64        $  --         $  --
  Year Ended May 31, 2005............     7.51         (0.02)           0.62             0.60           --            --
  Year Ended May 31, 2004............     6.19         (0.04)           1.36             1.32           --            --
  Year Ended May 31, 2003............     7.28         (0.04)          (1.05)           (1.09)          --*           --*
  Year Ended May 31, 2002............     7.89         (0.04)          (0.57)           (0.61)          --            --

CLASS A SHARES
  Year Ended May 31, 2006............     8.02         (0.05)           1.66             1.61           --            --
  Year Ended May 31, 2005............     7.45         (0.05)           0.62             0.57           --            --
  Year Ended May 31, 2004............     6.14         (0.06)           1.37             1.31           --            --
  Year Ended May 31, 2003............     7.24         (0.06)          (1.04)           (1.10)          --*           --*
  Year Ended May 31, 2002............     7.87         (0.05)          (0.58)           (0.63)          --            --

CLASS B SHARES
  Year Ended May 31, 2006............     7.73         (0.12)           1.60             1.48           --            --
  Year Ended May 31, 2005............     7.23         (0.09)           0.59             0.50           --            --
  Year Ended May 31, 2004............     6.02         (0.12)           1.33             1.21           --            --
  Year Ended May 31, 2003............     7.15         (0.10)          (1.03)           (1.13)          --*           --*
  Year Ended May 31, 2002............     7.84         (0.11)          (0.58)           (0.69)          --            --

---------------

*   Less than $0.005 per share.

(a) During the period, certain fees were contractually reduced. If such contractual fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.


                                                      RATIO OF      RATIO OF NET        RATIO OF
      NET ASSET     TOTAL RETURN    NET ASSETS AT     EXPENSES    INVESTMENT INCOME     EXPENSES
       VALUE,         (EXCLUDES     END OF PERIOD    TO AVERAGE      TO AVERAGE        TO AVERAGE      PORTFOLIO
    END OF PERIOD   SALES CHARGE)      (000'S)       NET ASSETS      NET ASSETS       NET ASSETS(A)   TURNOVER(B)
    -------------   -------------   --------------   ----------   -----------------   -------------   -----------
        $9.75           20.22%         $50,064          1.25%           (0.39)%           1.48%         141.77%
         8.11            7.99           40,227          1.25            (0.49)            1.55          219.39
         7.51           21.32           31,127          1.25            (0.72)            1.57          196.42
         6.19          (14.97)          22,313          1.25            (0.67)            1.68          185.64
         7.28           (7.33)          22,943          1.25            (0.68)            1.74          152.13

         9.63           20.07            3,183          1.50            (0.66)            1.75          141.77
         8.02            7.65            2,019          1.50            (0.70)            1.90          219.39
         7.45           21.34            1,036          1.50            (0.97)            1.92          196.42
         6.14          (15.19)             812          1.50            (0.93)            2.03          185.64
         7.24           (8.01)           1,049          1.50            (0.94)            2.08          152.13

         9.21           19.15              508          2.25            (1.39)            2.40          141.77
         7.73            6.92              386          2.25            (1.46)            2.55          219.39
         7.23           20.10              239          2.25            (1.71)            2.57          196.42
         6.02          (15.80)             178          2.25            (1.68)            2.68          185.64
         7.15           (8.80)             236          2.25            (1.68)            2.74          152.13

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                 INVESTMENT ACTIVITIES                               DIVIDENDS
                                       -----------------------------------------   ---------------------------------------------
                           NET ASSET      NET        NET REALIZED
                            VALUE,     INVESTMENT   AND UNREALIZED    TOTAL FROM      NET                     NET
                           BEGINNING    INCOME/     GAINS/ (LOSSES)   INVESTMENT   INVESTMENT   RETURN OF   REALIZED     TOTAL
                           OF PERIOD     (LOSS)     ON INVESTMENTS    ACTIVITIES     INCOME      CAPITAL     GAINS     DIVIDENDS
                           ---------   ----------   ---------------   ----------   ----------   ---------   --------   ---------
INSTITUTIONAL CLASS
  SHARES
  Year Ended May 31,
    2006.................   $10.23       $0.31           $0.57          $0.88        $(0.27)     $(0.03)     $(0.04)    $(0.34)
  Period Ended May 31,
    2005(e)..............    10.00        0.16            0.24           0.40         (0.17)         --          --      (0.17)

CLASS A SHARES
  Year Ended May 31,
    2006.................    10.23        0.30            0.57           0.87         (0.25)      (0.03)      (0.04)     (0.32)
  Period Ended May 31,
    2005(e)..............    10.00        0.15            0.24           0.39         (0.16)         --          --      (0.16)

---------------

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were contractually reduced. If such contractual fee reductions had not occurred, the ratio would be as indicated.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Fund commenced operations on November 9, 2004.

                       See notes to financial statements.


                                                       RATIO OF        RATIO OF NET          RATIO OF
      NET ASSET     TOTAL RETURN    NET ASSETS AT      EXPENSES      INVESTMENT INCOME       EXPENSES
       VALUE,         (EXCLUDES     END OF PERIOD     TO AVERAGE        TO AVERAGE          TO AVERAGE        PORTFOLIO
    END OF PERIOD   SALES CHARGE)      (000'S)       NET ASSETS(B)     NET ASSETS(B)     NET ASSETS(B)(C)   TURNOVER(A)(D)
    -------------   -------------   --------------   -------------   -----------------   ----------------   --------------
       $10.77           8.67%          $32,250           0.95%             2.89%               1.17%             8.92%
        10.23           3.94            19,218           0.95              3.14                1.47              9.13

        10.78           8.53             1,373           1.20              2.73                1.52              8.92
        10.23           3.91             1,227           1.20              2.94                1.84              9.13

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                      INVESTMENT ACTIVITIES                               DIVIDENDS
                                      -----------------------------------------------------   ---------------------------------
                                      NET ASSET      NET        NET REALIZED
                                       VALUE,     INVESTMENT   AND UNREALIZED    TOTAL FROM      NET         NET
                                      BEGINNING    INCOME/     GAINS/(LOSSES)    INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                      OF PERIOD     (LOSS)     ON INVESTMENTS    ACTIVITIES     INCOME      GAINS     DIVIDENDS
                                      ---------   ----------   ---------------   ----------   ----------   --------   ---------
THE PERFORMANCE ADVISOR GROWTH PORTFOLIO
CLASS C SHARES
  Year Ended May 31, 2006...........   $11.66       $ 0.08          $1.03          $1.11        $(0.12)     $(0.65)    $(0.77)
  Year Ended May 31, 2005...........    11.11        (0.02)          0.78           0.76            --*      (0.21)     (0.21)
  Period Ended May 31, 2004(d)......    10.00        (0.06)          1.17           1.11            --          --         --

THE PERFORMANCE ADVISOR MODERATE PORTFOLIO
CLASS C SHARES
  Year Ended May 31, 2006...........    11.41         0.13           0.67           0.80         (0.13)      (0.56)     (0.69)
  Year Ended May 31, 2005...........    10.90         0.04           0.63           0.67         (0.03)      (0.13)     (0.16)
  Period Ended May 31, 2004(d)......    10.00        (0.02)          0.92           0.90            --          --         --

THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO
CLASS C SHARES
  Year Ended May 31, 2006...........    10.53         0.25           0.21           0.46         (0.24)      (0.34)     (0.58)
  Year Ended May 31, 2005...........    10.40         0.08           0.36           0.44         (0.08)      (0.23)     (0.31)
  Period Ended May 31, 2004(d)......    10.00         0.03           0.40           0.43         (0.03)         --      (0.03)

---------------

*   Less than $0.005 per share.

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reimbursed. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d) Fund commenced operations on August 5, 2003.

(e) The Distributor made a one time reimbursement of prior period Distribution fees during the year. Excluding the reimbursement, Total Return would have been 8.78%, 6.48% and 3.51% for the Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio and The Performance Advisor Conservative Portfolio, respectively. Expense and investment income ratios disclosed do not include the effect of this reimbursement. Including this reimbursement, the net Ratio of Expenses to Average Net Assets was 0.50%, 0.72% and 0.41% for The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio and The Performance Advisor Conservative Portfolio, respectively and the Ratio of Net Investment Income to Average Net Assets was 0.76%, 1.16% and 2.33%, respectively.

                       See notes to financial statements.


                                                          RATIO OF         RATIO OF NET          RATIO OF
      NET ASSET       TOTAL RETURN     NET ASSETS AT      EXPENSES      INVESTMENT INCOME/       EXPENSES
       VALUE,          (EXCLUDES       END OF PERIOD     TO AVERAGE     (LOSS) TO AVERAGE       TO AVERAGE       PORTFOLIO
    END OF PERIOD   SALES CHARGE)(A)      (000'S)       NET ASSETS(B)     NET ASSETS(B)      NET ASSETS(B)(C)   TURNOVER(A)
    -------------   ----------------   --------------   -------------   ------------------   ----------------   -----------
       $12.00             9.63%(e)        $ 7,052           1.36%(e)           (0.10)%(e)          2.03%           40.18%
        11.66             6.89              9,447           1.57               (0.28)              2.16             5.14
        11.11            11.10              6,680           1.99               (0.78)              2.36            13.98

        11.52             7.13(e)          10,160           1.36(e)             0.53(e)            1.87            38.83
        11.41             6.19             13,181           1.45                0.35               1.98             4.86
        10.90             9.00              7,530           1.97               (0.26)              2.33            10.07

        10.41             4.42(e)           5,791           1.35(e)             1.39(e)            2.03            37.78
        10.53             4.25              8,620           1.58                0.84               2.18             6.30
        10.40             4.27              5,698           2.04                0.36               2.40            12.32

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Notes to Financial Statements -- May 31, 2006

1. ORGANIZATION
Performance Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Delaware business trust on March 11, 1992 and currently consists of eleven separate portfolios: The Money Market Fund, The U.S. Treasury Money Market Fund, The Short Term Government Income Fund, The Intermediate Term Income Fund, The Large Cap Equity Fund, The Mid Cap Equity Fund, The Leaders Equity Fund, The Strategic Dividend Fund, The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio, and The Performance Advisor Conservative Portfolio (individually a "Fund", collectively the "Funds"). The U.S. Treasury Money Market Fund has not yet commenced operations; accordingly, it is not covered by this report. Each Fund has three classes of shares, Institutional Class Shares, Class A Shares, and Class B Shares, except for The Short Term Government Income Fund and The Strategic Dividend Fund, which offer Institutional Class Shares and Class A Shares only, and the three Performance Advisor Funds, which offer Class C Shares only. Each class of shares in the Funds has identical rights and privileges except with respect to service organization and distribution fees paid by each respective class, voting matters affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:
Bonds and other fixed income securities (including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a straight-line basis to the maturity of the security.

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities traded on NASDAQ are valued at the "Official Closing Price" as reported by NASDAQ. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Investments in open-end investment companies, including Fund of Funds, are valued at their respective net asset values as reported by such companies.

Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued) -- May 31, 2006

REPURCHASE AGREEMENTS:
The Funds may purchase instruments from financial institutions, such as banks and broker-dealers that Trustmark Investment Advisers, Inc. ("Trustmark") deems to present minimal credit risk under guidelines adopted by the Board of Trustees, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller, under a repurchase agreement, is required to maintain the value of the collateral held pursuant to the agreement with a value equal to the repurchase price (including accrued interest). Default by the seller would, however, expose the relevant Funds to a possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreements. Accordingly, the Funds could receive less than the carrying value upon the sale of the underlying collateral securities. Collateral subject to repurchase agreements are held by the Funds' custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:
During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Securities gains and losses are calculated on the identified cost basis. Distributions received from real estate investment trusts ("REIT"), which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

EXPENSE ALLOCATION:
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

DIVIDENDS TO SHAREHOLDERS:
The Money Market Fund, The Short Term Government Income Fund and The Intermediate Term Income Fund declare net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed monthly in the case of The Large Cap Equity Fund, The Mid Cap Equity Fund, The Leaders Equity Fund, The Strategic Dividend Fund, The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio, and The Performance Advisor Conservative Portfolio. Net realized gains for the Funds, if any, are distributed at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued) -- May 31, 2006

3. RELATED PARTY TRANSACTIONS

ADVISOR AND CUSTODIAN:
Trustmark acts as Advisor to the Funds. Trustmark is entitled to receive a fee, accrued daily and paid monthly, based on average daily net assets of each Fund. The Strategic Dividend Fund is sub-advised by Orleans Capital Management, which receives a fee, payable by the Advisor. For the year ended May 31, 2006, the advisory fee rates were as follows:

                                                                ADVISORY FEE RATE
                                                                -----------------
The Money Market Fund.......................................          0.30%
The Short Term Government Income Fund.......................          0.40%
The Intermediate Term Income Fund...........................          0.50%
The Large Cap Equity Fund...................................          0.60%
The Mid Cap Equity Fund.....................................          0.75%
The Leaders Equity Fund.....................................          1.00%
The Strategic Dividend Fund.................................          0.75%
The Performance Advisor Growth Portfolio....................          0.25%
The Performance Advisor Moderate Portfolio..................          0.25%
The Performance Advisor Conservative Portfolio..............          0.25%

Trustmark National Bank serves as Custodian of the Funds' cash and securities. For these services, Trustmark National Bank is entitled to a fee accrued daily and paid monthly, at an annual rate of 0.04% based on average daily net assets of each Fund.

ADMINISTRATION:
BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Funds are affiliated, serves the Trust as administrator. Such officers and trustees are not paid any fees directly by the Funds for serving as officers and trustees of the Funds. In accordance with the terms of the Administration Agreement, BISYS is entitled to a fee, accrued daily and paid monthly as follows:

                                                                     RATE                 RATE
FUND                                                            6/1/05-9/30/05      10/1/05-05/31/06
----                                                            --------------      ----------------
The Money Market Fund.......................................        0.07%                0.06%
The Short Term Government Income Fund.......................        0.07%                0.07%
The Intermediate Term Income Fund...........................        0.07%                0.06%
The Large Cap Equity Fund...................................        0.07%                0.07%
The Mid Cap Equity Fund.....................................        0.07%                0.07%
The Leaders Equity Fund.....................................        0.07%                0.06%
The Strategic Dividend Fund.................................        0.07%                0.06%
The Performance Advisor Growth Portfolio....................        0.07%                0.05%
The Performance Advisor Moderate Portfolio..................        0.07%                0.05%
The Performance Advisor Conservative Portfolio..............        0.07%                0.05%

Under a Compliance Services Agreement between the Funds and BISYS (the "CCO Agreement"), BISYS makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds incurred $101,859 for the year ended May 31, 2006, plus certain out of pocket expenses. BISYS pays the salary and other compensation earned by any such individuals as employees of BISYS.

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued) -- May 31, 2006

DISTRIBUTION PLAN:
Performance Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of the The BISYS Group, Inc., serves as the distribution agent of the Funds. As Distributor, BISYS receives a fixed annual fee. The Trust has adopted a compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Funds to the Distributor at an annual rate not to exceed 0.35% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

The Distributor is entitled to receive commissions on sales of shares of the Funds. For the year ended May 31, 2006, the Distributor received $44,362 from commissions earned on sales of the Funds of which $4,189 was re-allowed to Trustmark and the Distributor (affiliated broker/dealers).

SERVICE ORGANIZATION:
The Trust, except for the Performance Advisor Growth Portfolio, Performance Advisor Moderate Portfolio, and Performance Advisor Conservative Portfolio has entered into a Service Organization Agreement with its shareholder servicing agents (which currently consists of Trustmark National Bank) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee up to 0.08% on qualified assets of each Fund's Class A, Class B and Institutional Shares (except the Institutional Shares of the Performance Money Market Fund) that is computed daily and paid monthly. The Funds Class A and Class B Shares, except for the Large Cap Equity Fund Class A Shares, do not currently have assets with any shareholder servicing agents subject to the Agreement. The Performance Strategic Dividend Fund currently does not have assets with any shareholder servicing agents subject to the Agreement.

ACCOUNTING AND TRANSFER AGENCY:
BISYS provides accounting and transfer agency services for the Funds. For these services to the Funds, BISYS receives an annual fee accrued daily and paid monthly. As Fund Accountant for the Funds, BISYS receives a fixed annual fee and reimbursement of certain expenses. As Transfer Agent for the Funds, BISYS receives a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses.

FEE REDUCTIONS:
The Advisor, Administrator, Custodian and the Distributor reduced fees as stated in the Statements of Operations. The Advisor has also agreed to contractually limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses of The Leaders Equity Fund and The Strategic Dividend Fund. Each class has its own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                                    EXPENSE
FUND                                                                CLASS          LIMITATION
----                                                            -------------      ----------
The Leaders Equity Fund.....................................    Institutional        1.25%
The Leaders Equity Fund.....................................                A        1.50%
The Leaders Equity Fund.....................................                B        2.25%
The Strategic Dividend Fund.................................    Institutional        0.95%
The Strategic Dividend Fund.................................                A        1.20%

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued) -- May 31, 2006

The Funds have entered into an expense limitation agreement with the Advisor, in which they have agreed to pay or repay fees that were waived or reimbursed by the Advisor for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. The Advisor is contractually limiting fees & expenses at least until September 30, 2006. As of May 31, 2006, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective fund.

                                                                  AMOUNT
                                                                WAIVED OR
                                                                REIMBURSED      EXPIRES
                                                                ----------      -------
The Leaders Equity Fund.....................................     $106,189        2008
                                                                  109,986        2009
The Strategic Dividend Fund.................................       43,665        2008
                                                                   62,280        2009

The Distributor made a one time reimbursement of certain prior years distribution fees to The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio, and The Performance Advisor Conservative Portfolio, as disclosed in the Statements of Operations, during the year ended May 31, 2006. The reimbursement represented fees accrued and paid by the Funds in prior years in accordance with the Plan, but not paid out by the Distributor.

The Funds invested in affiliated securities, subject to compliance with conditions set forth in an order received by the Trust from the Securities and Exchange Commission. A summary of the Funds' investments in affiliated securities for the year ended May 31, 2006 is noted below:

                                              BEGINNING                                     ENDING
                                               BALANCE                                     BALANCE      DIVIDENDS
FUND                                           5/31/05       PURCHASES        SALES        5/31/06      RECEIVED
----                                          ----------    -----------    -----------    ----------    ---------
THE SHORT-TERM GOVERNMENT INCOME FUND,
  INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................  $4,129,111    $53,769,960    $54,023,075    $3,875,996    $ 95,227
THE INTERMEDIATE TERM INCOME FUND,
  INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................   1,347,884     26,404,736     27,698,292        54,328      26,590
THE LARGE CAP EQUITY FUND, INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................   2,044,892     43,064,325     42,820,391     2,288,826      72,430
THE MID CAP EQUITY FUND, INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................   3,805,354     38,685,241     41,662,805       827,790     105,413
THE LEADERS EQUITY FUND, INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................     871,984     18,910,534     17,629,989     2,152,529      37,824
THE STRATEGIC DIVIDEND FUND, INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................     857,275     16,349,022     16,280,432       925,865      38,302
THE PERFORMANCE ADVISOR GROWTH PORTFOLIO,
  INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................     226,357      1,932,206      2,103,947        54,616       5,001
  The Short-Term Government Income Fund,
    Institutional Class.....................   2,187,985        817,174      1,681,241     1,339,650      66,482
  The Intermediate Term Income Fund,
    Institutional Class.....................     470,131        474,467        948,582         1,366       2,230
  The Large Cap Equity Fund, Institutional
    Class...................................   2,321,295        681,057      1,166,274     1,764,847      34,723
  The Mid Cap Equity Fund, Institutional
    Class...................................   2,824,171        674,657      1,090,784     2,130,169         170
  The Leaders Equity Fund, Institutional
    Class...................................   1,410,382        535,000        535,557     1,412,945          --
  The Strategic Dividend Fund, Institutional
    Class...................................          --        542,347        190,938       359,499      12,055

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued) -- May 31, 2006

                                              BEGINNING                                     ENDING
                                               BALANCE                                     BALANCE      DIVIDENDS
FUND                                           5/31/05       PURCHASES        SALES        5/31/06      RECEIVED
----                                          ----------    -----------    -----------    ----------    ---------
THE PERFORMANCE ADVISOR MODERATE PORTFOLIO,
  INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................     203,153      2,504,277      2,543,566       163,863       6,448
  The Short-Term Government Income Fund,
    Institutional Class.....................   3,784,830      1,702,302      2,071,656     3,416,743     123,904
  The Intermediate Term Income Fund,
    Institutional Class.....................   1,958,112         50,901      2,021,934         5,159      42,286
  The Large Cap Equity Fund, Institutional
    Class...................................   2,595,364        425,824      1,477,048     1,505,083      27,812
  The Mid Cap Equity Fund, Institutional
    Class...................................   3,311,395        543,854      1,058,515     2,523,573         199
  The Leaders Equity Fund, Institutional
    Class...................................   1,317,254         70,000        416,079     1,002,795          --
  The Strategic Dividend Fund, Institutional
    Class...................................          --      2,041,864        556,386     1,518,681      40,741
THE PERFORMANCE ADVISOR CONSERVATIVE
  PORTFOLIO, INVESTMENTS IN:
  The Money Market Fund, Institutional
    Class...................................     492,274      1,489,744      1,699,702       282,316      15,912
  The Short-Term Government Income Fund,
    Institutional Class.....................   3,423,741        646,656      1,780,805     2,299,723     106,407
  The Intermediate Term Income Fund,
    Institutional Class.....................   1,666,713         82,601        856,281       862,138      59,032
  The Large Cap Equity Fund, Institutional
    Class...................................   2,147,243        173,193      1,748,856       572,877      14,553
  The Mid Cap Equity Fund, Institutional
    Class...................................     880,730        151,931        367,803       575,051          53
  The Strategic Dividend Fund, Institutional
    Class...................................          --      1,832,165        693,210     1,162,290      31,156

4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding U.S. Government securities and short-term securities) for the year ended May 31, 2006, were as follows:

                                                                 PURCHASES          SALES
                                                                -----------      -----------
The Short Term Government Income Fund.......................    $ 3,030,700      $ 2,251,500
The Intermediate Term Income Fund...........................             --       10,281,202
The Large Cap Equity Fund...................................     67,339,663       91,812,147
The Mid Cap Equity Fund.....................................     78,050,089       79,440,714
The Leaders Equity Fund.....................................     70,545,562       68,612,456
The Strategic Dividend Fund.................................     13,713,961        2,413,612
The Performance Advisor Growth Portfolio....................      3,724,703        6,110,000
The Performance Advisor Moderate Portfolio..................      4,834,746        7,965,439
The Performance Advisor Conservative Portfolio..............      2,886,546        5,505,000

Purchases and sales of U.S. Government securities for the year ended May 31, 2006, were as follows:

                                                                 PURCHASES          SALES
                                                                -----------      -----------
The Short Term Government Income Fund.......................    $56,454,148      $31,378,715
The Intermediate Term Income Fund...........................        908,438        9,712,065

5. FEDERAL INCOME TAXES
Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued) -- May 31, 2006

distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

At May 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, was as follows:

                                                                        TAX              TAX          NET UNREALIZED
                                                                     UNREALIZED       UNREALIZED       APPRECIATION
                                                      TAX COST      APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                      --------      ------------    --------------    --------------
The Short Term Government Income Fund.............  $110,204,263    $        --      $(1,868,040)      $(1,868,040)
The Intermediate Term Income Fund.................    47,956,401        832,039         (920,916)          (88,877)
The Large Cap Equity Fund.........................    62,310,289     19,436,335         (723,132)       18,713,203
The Mid Cap Equity Fund...........................    83,741,126     23,016,649       (2,277,319)       20,739,330
The Leaders Equity Fund...........................    47,555,150      7,479,468       (1,216,779)        6,262,689
The Strategic Dividend Fund.......................    31,808,950      2,850,182       (1,096,645)        1,753,537
The Performance Advisor Growth Portfolio..........     6,901,822        309,450         (148,180)          161,270
The Performance Advisor Moderate Portfolio........     9,980,053        305,422         (149,578)          155,844
The Performance Advisor Conservative Portfolio....     5,824,009         53,387         (123,001)          (69,614)

The tax character of dividends paid during the fiscal year ended May 31, 2006, was as follows:

                                              DISTRIBUTIONS PAID FROM
                                              -----------------------
                                                                NET                             TAX            TOTAL
                                             ORDINARY        LONG TERM      TOTAL TAXABLE    RETURN OF     DISTRIBUTIONS
                                              INCOME       CAPITAL GAINS    DISTRIBUTIONS     CAPITAL         PAID(1)
                                             --------      -------------    -------------    ---------     -------------
The Money Market Fund.....................  $17,291,393     $        --      $17,291,393      $     --      $17,291,393
The Short Term Government Income Fund.....    3,247,800              --        3,247,800            --        3,247,800
The Intermediate Term Income Fund.........    2,972,618              --        2,972,618            --        2,972,618
The Large Cap Equity Fund.................    1,268,149      11,767,101       13,035,250            --       13,035,250
The Mid Cap Equity Fund...................      535,728      13,282,728       13,818,456            --       13,818,456
The Leaders Equity Fund...................           --              --               --            --               --
The Strategic Dividend Fund...............      806,664          18,378          825,042       100,749          925,791
The Performance Advisor Growth
  Portfolio...............................       99,653         516,462          616,115            --          616,115
The Performance Advisor Moderate
  Portfolio...............................      156,665         613,069          769,734            --          769,734
The Performance Advisor Conservative
  Portfolio...............................      195,753         276,591          472,344            --          472,344

The tax character of dividends paid during the fiscal year ended May 31, 2005 was as follows:

                                                DISTRIBUTIONS PAID FROM
                                                -----------------------
                                                                 NET                             TAX            TOTAL
                                               ORDINARY       LONG TERM      TOTAL TAXABLE    RETURN OF     DISTRIBUTIONS
                                                INCOME      CAPITAL GAINS    DISTRIBUTIONS     CAPITAL         PAID(1)
                                               --------     -------------    -------------    ---------     -------------
The Money Market Fund.......................  $7,163,475     $        --      $ 7,163,475       $  --        $ 7,163,475
The Short Term Government Income Fund.......   2,322,438              --        2,322,438          --          2,322,438
The Intermediate Term Income Fund...........   3,616,704              --        3,616,704          --          3,616,704
The Large Cap Equity Fund...................     928,330      12,597,753       13,526,083          --         13,526,083
The Mid Cap Equity Fund.....................     127,468      10,507,626       10,635,094          --         10,635,094
The Leaders Equity Fund.....................          --              --               --          --                 --
The Strategic Dividend Fund.................     224,632              --          224,632          --            224,632
The Performance Advisor Growth Portfolio....      36,575         111,933          148,508          --            148,508
The Performance Advisor Moderate
  Portfolio.................................      94,948          62,045          156,993          --            156,993
The Performance Advisor Conservative
  Portfolio.................................     112,054          78,360          190,414          --            190,414

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued) -- May 31, 2006

As of May 31, 2006, the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                                                          TOTAL
                       UNDISTRIBUTED   UNDISTRIBUTED                                ACCUMULATED       UNREALIZED       ACCUMULATED
                         ORDINARY        LONG-TERM     ACCUMULATED   DISTRIBUTION   CAPITAL AND      APPRECIATION       EARNINGS
                          INCOME       CAPITAL GAINS    EARNINGS       PAYABLE      OTHER LOSSES   (DEPRECIATION)(2)    (DEFICIT)
                       -------------   -------------   -----------   ------------   ------------   -----------------   -----------
The Money Market
  Fund...............   $1,981,812      $        --    $ 1,981,812   $(1,981,812)   $    (9,403)      $        --      $    (9,403)
The Short Term
  Government Income
  Fund...............      151,068               --        151,068      (124,148)    (1,948,231)       (1,868,040)      (3,789,351)
The Intermediate Term
  Income Fund........      131,179               --        131,179      (120,199)    (2,826,742)          (88,877)      (2,904,639)
The Large Cap Equity
  Fund...............       48,906       16,865,153     16,914,059            --             --        18,713,203       35,627,262
The Mid Cap Equity
  Fund...............           --       11,136,076     11,136,076            --             --        20,739,330       31,875,406
The Leaders Equity
  Fund...............           --        2,989,362      2,989,362            --             --         6,262,689        9,252,051
The Strategic
  Dividend Fund......           --               --             --        (1,694)      (109,936)        1,753,537        1,641,907
The Performance
  Advisor Growth
  Portfolio..........      358,581          845,752      1,204,333            --             --           161,270        1,365,603
The Performance
  Advisor Moderate
  Portfolio..........      695,374          337,784      1,033,158            --             --           155,844        1,189,002
The Performance
  Advisor
  Conservative
  Portfolio..........      127,549          173,479        301,028          (300)            --           (69,614)         231,114

---------------

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and differences related to partnership investments.

As of May 31, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                                                                AMOUNT      EXPIRES
                                                              ----------    -------
The Money Market Fund.......................................  $      410     2011
                                                                     156     2012
                                                                     137     2013
                                                                   4,658     2014
The Short Term Government Income Fund.......................     210,095     2008
                                                                 723,544     2009
                                                                  86,910     2012
                                                                  20,905     2013
                                                                 597,680     2014
The Intermediate Term Income Fund...........................   2,826,742     2009
The Strategic Dividend Fund.................................     108,068     2014

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued) -- May 31, 2006

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending May 31, 2007:

                                                              POST-OCTOBER
                                                                 LOSSES
                                                              ------------
The Money Market Fund.......................................    $  4,042
The Short Term Government Income Fund.......................     309,097
The Strategic Dividend Fund.................................       1,868

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Performance Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, the Short Term Government Income Fund, the Intermediate Term Income Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Strategic Dividend Fund, the Performance Advisor Growth Portfolio, the Performance Advisor Moderate Portfolio and the Performance Advisor Conservative Portfolio (ten separate portfolios constituting Performance Funds Trust, hereinafter collectively referred to as the "Trust") at May 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
July 28, 2006

PERFORMANCE FUNDS TRUST

ADDITIONAL INFORMATION (UNAUDITED)

The Money Market Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2006.

U.S. Government Agency Obligations.........      66.1%
Financial Services.........................      20.6%
Energy.....................................       3.9%
Consumer Goods & Services..................       3.6%
Retail.....................................       2.5%
Repurchase Agreement.......................       2.2%
Mississippi................................       1.3%
Other Assets/Liabilities...................      -0.2%
                                               ------
      TOTAL................................     100.0%
                                               ======

The Short Term Government Income Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2006.

Federal Home Loan Bank.....................     32.6%
Federal National Mortgage Association......     23.5%
Federal Home Loan Mortgage Corporation.....     20.6%
U.S. Government Agency Mortgages...........     14.1%
Investment Companies.......................      3.6%
Financial Services.........................      2.7%
Federal Farm Credit Bank...................      2.2%
Other Assets/Liabilities...................      0.7%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Intermediate Term Income Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2006.

U.S. Government Agency Obligations.........     72.3%
Financial Services.........................      9.4%
Food Products & Services...................      4.3%
Telecommunications.........................      2.6%
Beverages..................................      2.2%
Electric & Electronic Equipment............      2.2%
Railroads..................................      2.2%
Utilities..................................      1.1%
Aerospace/Defense..........................      1.0%
Retail.....................................      1.0%
Consumer Non-Durable.......................      0.6%
Chemicals..................................      0.5%
Other Assets/Liabilities...................      0.5%
Investment Companies.......................      0.1%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Large Cap Equity Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2006.

Financial Services.........................    17.2%
Oil/Gas....................................     8.7%
U.S. Government Agency Obligations.........     7.4%
Diversified................................     6.7%
Computer Software..........................     6.4%
Construction...............................     6.1%
Energy.....................................     5.6%
Aerospace/Defense..........................     3.8%
The Large Cap Equity Fund, continued
Commercial Services........................     3.7%
Railroads..................................     3.7%
Retail.....................................     3.7%
Insurance..................................     3.1%
Investment Companies.......................     2.8%
Telecommunications.........................     2.7%
Electronics................................     2.4%
Consumer Goods & Services..................     2.0%
Machinery..................................     1.7%
Health Care................................     1.6%
Transportation & Shipping..................     1.6%
Chemicals..................................     1.3%
Agricultural Products......................     1.0%
Analytical Instruments.....................     1.0%
Beverages..................................     1.0%
Automotive.................................     0.9%
Restaurants................................     0.9%
Waste Management...........................     0.9%
Real Estate Investment Trusts..............     0.7%
Wholesale Distribution.....................     0.7%
Mining.....................................     0.6%
Other Assets/Liabilities...................     0.1%
                                               -----
      TOTAL................................   100.0%
                                               =====

The Mid Cap Equity Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2006.

Energy.....................................     16.5%
Insurance..................................      8.3%
Capital Goods..............................      8.1%
Consumer Goods & Services..................      6.9%
Diversified................................      5.4%
Retail.....................................      5.4%
Technology.................................      5.2%
Electronics................................      5.0%
Financial Services.........................      4.7%
Business Equipment & Services..............      3.4%
Health Care................................      3.3%
Real Estate Investment Trusts..............      3.1%
Oil/Gas....................................      3.0%
U.S. Government Agency Obligations.........      2.9%
Depositary Receipts........................      2.6%
Machinery..................................      2.5%
Computer Software..........................      1.9%
Transportation.............................      1.9%
Rental & Leasing...........................      1.8%
Telecommunications.........................      1.8%
Transportation & Shipping..................      1.5%
Commercial Services........................      1.1%
Wholesale Distribution.....................      1.1%
Chemicals..................................      1.0%
Automotive.................................      0.8%
Investment Companies.......................      0.8%
                                               ------
      TOTAL................................    100.0%
                                               ======

PERFORMANCE FUNDS TRUST

ADDITIONAL INFORMATION, CONTINUED (UNAUDITED)

The Leaders Equity Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2006.

Diversified................................      9.9%
Computer Software..........................      9.1%
Oil/Gas....................................      9.1%
Financial Services.........................      7.5%
Telecommunications.........................      5.9%
Insurance..................................      5.5%
Retail.....................................      5.5%
Machinery..................................      4.2%
Commercial Services........................      4.1%
Health Care................................      4.0%
Investment Companies.......................      4.0%
Capital Goods..............................      3.7%
Semiconductors.............................      3.4%
Energy.....................................      2.8%
Aerospace/Defense..........................      2.2%
Business Equipment & Services..............      2.1%
Transportation & Shipping..................      2.1%
Beverages..................................      2.0%
Railroads..................................      2.0%
Technology.................................      2.0%
Chemicals..................................      1.9%
Restaurants................................      1.9%
Utilities..................................      1.8%
Automotive.................................      1.7%
Consumer Goods & Services..................      1.7%
Other Assets/Liabilities...................     -0.1%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Strategic Dividend Fund Invested, as a percentage of net assets, in the following industries, as of May 31, 2006.

Energy.....................................     19.8%
Financial Services.........................     17.5%
Utilities..................................     12.0%
Real Estate Investment Trusts..............     11.3%
Health Care................................      6.4%
Investment Companies.......................      5.8%
Railroads..................................      4.1%
Consumer Goods & Services..................      3.8%
Diversified................................      3.5%
Chemicals..................................      3.1%
Telecommunications.........................      2.9%
Paper Products.............................      1.9%
Insurance..................................      1.6%
Raw Materials..............................      1.5%
Business Equipment & Services..............      1.4%
Machinery..................................      1.1%
Capital Goods..............................      0.9%
Transportation.............................      0.8%
Exchanged Traded Funds.....................      0.4%
Other Assets/Liabilities...................      0.2%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Performance Advisor Growth Portfolio invested, as a percentage of net assets, in the following funds, as of May 31, 2006.

Performance Mid Cap Equity Fund............     30.2%
Performance Large Cap Equity Fund..........     25.0%
Performance Leaders Equity Fund............     20.0%
Performance Short Term Income Fund.........     19.0%
Performance Strategic Dividend Fund........      5.1%
Performance Money Market Fund..............      0.9%
Other Assets/Liabilities...................     -0.2%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Performance Advisor Moderate Portfolio invested, as a percentage of net assets, in the following funds, as of May 31, 2006.

Performance Short Term Income Fund.........     33.6%
Performance Mid Cap Equity Fund............     24.8%
Performance Strategic Dividend Fund........     14.9%
Performance Large Cap Equity Fund..........     14.8%
Performance Leaders Equity Fund............      9.9%
Performance Money Market Fund..............      1.6%
Performance Intermediate Term Income
  Fund.....................................      0.1%
Other Assets/Liabilities...................      0.3%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Performance Advisor Conservative Portfolio invested, as a percentage of net assets, in the following funds, as of May 31, 2006.

Performance Short Term Income Fund.........     39.6%
Performance Strategic Dividend Fund........     20.1%
Performance Intermediate Term Income
  Fund.....................................     14.9%
Performance Large Cap Equity Fund..........      9.9%
Performance Mid Cap Equity Fund............      9.9%
Performance Money Market Fund..............      4.9%
Other Assets/Liabilities...................      0.7%
                                               ------
      TOTAL................................    100.0%
                                               ======

PERFORMANCE FUNDS TRUST
Expense Comparison (Unaudited)

As a shareholder of the Performance Funds Trust, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Performance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 through May 31, 2006.

ACTUAL RETURNS
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                  BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*     DURING PERIOD**
                                                   12/1/05          5/31/06       12/1/05-5/31/06    12/1/05-5/31/06
                                                -------------    -------------    ---------------    ---------------
The Money Market Fund -- Institutional
  Class.......................................    $1,000.00        $1,020.30          $ 2.37              0.47%
The Money Market Fund -- Class A..............     1,000.00         1,019.00            3.62              0.72%
The Money Market Fund -- Class B..............     1,000.00         1,015.20            7.39              1.47%
The Short Term Government Income Fund --
  Institutional Class.........................     1,000.00         1,011.70            3.71              0.74%
The Short Term Government Income Fund -- Class
  A...........................................     1,000.00         1,009.80            4.61              0.92%
The Intermediate Term Income
  Fund -- Institutional Class.................     1,000.00         1,004.10            4.35              0.87%
The Intermediate Term Income Fund -- Class
  A...........................................     1,000.00         1,002.30            5.19              1.04%
The Intermediate Term Income Fund -- Class
  B...........................................     1,000.00           999.50            8.92              1.79%
The Large Cap Equity Fund -- Institutional
  Class.......................................     1,000.00         1,030.60            5.21              1.03%
The Large Cap Equity Fund -- Class A..........     1,000.00         1,029.80            6.12              1.21%
The Large Cap Equity Fund -- Class B..........     1,000.00         1,025.60            9.90              1.96%
The Mid Cap Equity Fund -- Institutional
  Class.......................................     1,000.00         1,030.70            5.77              1.14%
The Mid Cap Equity Fund -- Class A............     1,000.00         1,029.40            6.68              1.32%
The Mid Cap Equity Fund -- Class B............     1,000.00         1,026.20           10.46              2.07%
The Leaders Equity Fund -- Institutional
  Class.......................................     1,000.00         1,062.10            6.43              1.25%
The Leaders Equity Fund -- Class A............     1,000.00         1,061.70            7.76              1.51%
The Leaders Equity Fund -- Class B............     1,000.00         1,057.40           11.59              2.26%
The Strategic Dividend Fund -- Institutional
  Class.......................................     1,000.00         1,048.50            4.34              0.85%
The Strategic Dividend Fund -- Class A........     1,000.00         1,047.40            5.41              1.06%
The Performance Advisor Growth
  Portfolio -- Class C........................     1,000.00         1,026.80            7.78              1.54%
The Performance Advisor Moderate
  Portfolio -- Class C........................     1,000.00         1,023.00            7.62              1.51%
The Performance Advisor Conservative
  Portfolio -- Class C........................     1,000.00         1,015.20            7.69              1.53%

---------------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

PERFORMANCE FUNDS TRUST
Expense Comparison (continued) (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below provides information about hypothetical account values and hypothetical expenses based on each Performance Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please, note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*     DURING PERIOD**
                                                   12/1/05          5/31/06       12/1/05-5/31/06    12/1/05-5/31/06
                                                -------------    -------------    ---------------    ---------------
The Money Market Fund -- Institutional
  Class.......................................    $1,000.00        $1,022.59          $ 2.37              0.47%
The Money Market Fund -- Class A..............     1,000.00         1,021.34            3.63              0.72%
The Money Market Fund -- Class B..............     1,000.00         1,017.60            7.39              1.47%
The Short Term Government Income Fund --
  Institutional Class.........................     1,000.00         1,021.24            3.73              0.74%
The Short Term Government Income Fund -- Class
  A...........................................     1,000.00         1,020.34            4.63              0.92%
The Intermediate Term Income
  Fund -- Institutional Class.................     1,000.00         1,020.59            4.38              0.87%
The Intermediate Term Income Fund -- Class
  A...........................................     1,000.00         1,019.75            5.24              1.04%
The Intermediate Term Income Fund -- Class
  B...........................................     1,000.00         1,016.01            9.00              1.79%
The Large Cap Equity Fund -- Institutional
  Class.......................................     1,000.00         1,019.80            5.19              1.03%
The Large Cap Equity Fund -- Class A..........     1,000.00         1,018.90            6.09              1.21%
The Large Cap Equity Fund -- Class B..........     1,000.00         1,015.16            9.85              1.96%
The Mid Cap Equity Fund -- Institutional
  Class.......................................     1,000.00         1,019.25            5.74              1.14%
The Mid Cap Equity Fund -- Class A............     1,000.00         1,018.35            6.64              1.32%
The Mid Cap Equity Fund -- Class B............     1,000.00         1,014.61           10.40              2.07%
The Leaders Equity Fund -- Institutional
  Class.......................................     1,000.00         1,018.70            6.29              1.25%
The Leaders Equity Fund -- Class A............     1,000.00         1,017.40            7.59              1.51%
The Leaders Equity Fund -- Class B............     1,000.00         1,013.66           11.35              2.26%
The Strategic Dividend Fund -- Institutional
  Class.......................................     1,000.00         1,020.69            4.28              0.85%
The Strategic Dividend Fund -- Class A........     1,000.00         1,019.65            5.34              1.06%
The Performance Advisor Growth
  Portfolio -- Class C........................     1,000.00         1,017.25            7.75              1.54%
The Performance Advisor Moderate
  Portfolio -- Class C........................     1,000.00         1,017.40            7.59              1.51%
The Performance Advisor Conservative
  Portfolio -- Class C........................     1,000.00         1,017.30            7.70              1.53%

---------------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

PERFORMANCE FUNDS TRUST

ANNUAL APPROVAL OF INVESTMENT ADVISORY CONTRACT AND SUPPLEMENTS BETWEEN TRUSTMARK AND THE TRUST (UNAUDITED)

The Board of Trustees of the Trust determined on February 21, 2006 whether to renew the Trust's investment advisory contract with Trustmark (the "Contract"). Prior to making its determination, the Board received detailed information from Trustmark relating to its consideration of the Contract, including, among other things, (i) performance data of each Fund and its peer groups (ii) data concerning the fees and expenses of each Fund compared to Lipper peer groups and, with respect to each Fund except for the Money Market Fund, Morningstar peer groups, (iii) performance data of each Fund compared to relative indices,
(iv) the financial statements of Trustmark and (v) Trustmark's memorandum to the Board addressing specific information requested by the Board's independent counsel. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board's duties and responsibilities in considering the renewal of the Contract.

In reaching its decision to renew the Contract, the Board, including a majority of the Trustees who are not interested persons under the 1940 Act (the "Independent Trustees"), considered, among other things: (i) the nature, extent and quality of Trustmark's services provided to the Fund; (ii) each Fund's performance compared to its relative index, (iii) the reasonableness of the overall compensation; (iv) Lipper information, and with respect to each Fund except for the Money Market Fund, Morningstar information comparing each Fund's performance, advisory fee and expense ratio to that of its peer group (v) Trustmark's financial information; (vi) any compensation and other possible benefits to Trustmark, including soft dollars, arising from its advisory and other relationships with the Trust; and (vii) the extent to which economies of scale would be realized as the Trust grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

During the course of its deliberations, the Board, including a majority of the Independent Trustees, reached the following conclusions, among others, regarding Trustmark and the Contract: with respect to the Short Term Government Income Fund, the Fund underperformed its Lipper Peer Group average for the year ended December 31, 2005, that the Fund's actual total expense ratios were above their Lipper Peer Group average, and that the contractual and actual advisory fees were at or below their Peer Group average; with respect to the Intermediate Term Income Fund, the Fund underperformed its Lipper Peer Group average for the year ended December 31, 2005, that the Fund's actual total expense ratios were above the average for the Lipper Peer Group, and that the contractual (except for the Institutional shares' contractual advisory fee) and actual advisory fees were below their Lipper Peer Group average; with respect to the Strategic Dividend Fund, the Fund underperformed its Lipper Peer Group average for the year ended December 31, 2005, that the Fund's actual total expense ratios were below the Lipper Peer Group average, and that the contractual advisory fee was above, and its actual advisory fee was below, the Lipper Peer Group average; with respect to the Large Cap Equity Fund, the Fund outperformed its Lipper Peer Group average for the year ended December 31, 2005, that its actual total expense ratios for Class A and B shares were below, and for the Institutional shares was above, the Lipper Peer Group average, and that the contractual and actual advisory fees were less than the Lipper Peer Group average; with respect to the Mid Cap Equity Fund, the Fund outperformed its Lipper Peer Group average for the year ended December 31, 2005, that the actual total expense ratios of the A and B shares were below, and the Institutional shares was above, the Lipper Peer Group average, and that the contractual and actual advisory fees were below the Lipper Peer Group average; with respect to the Leaders Equity Fund, the Fund outperformed its Lipper Peer Group average for the year ended December 31, 2005, that its actual total expense ratios for the Institutional and Class B shares were above, and for the Class A shares was below, its Lipper Peer Group average, and the contractual and actual advisory fees (except for the Class A shares) were above the Lipper Peer Group average; with respect to the Performance Advisor Growth Fund, Performance Advisor Moderate Fund and Performance Advisor Conservative Fund, the Funds outperformed their Lipper Peer Group average for the year ended December 31, 2005, that the actual expense ratios were sometimes more and less than those in the Lipper Peer Group average, and that the contractual advisory fees were more, and the actual advisory fees were less, than those in the Lipper Peer Group average; with respect to the Money Market Fund, the Fund underperformed its Lipper Peer Group average for the year ended December 31, 2005, that its actual total expense ratio was at or below the Lipper Peer Group average, and that its contractual and actual advisory fees were below its Peer Group average. The Board reviewed information relating to the non-Money Market Fund assets invested in the Money Market Fund

PERFORMANCE FUNDS TRUST

ANNUAL APPROVAL OF INVESTMENT ADVISORY CONTRACT AND SUPPLEMENTS BETWEEN TRUSTMARK AND THE TRUST, CONTINUED (UNAUDITED)

and the corresponding amounts of advisory fees received by Trustmark in connection with the affiliated Money Market Fund exemptive order issued to the Trust by the Securities and Exchange Commission.

The Board discussed the other compensation or possible benefits to Trustmark, including soft dollars and compensation payable by the Funds to Trustmark's affiliate for custodian services. The Board also discussed the feasibility of reduced advisory fees at breakpoint levels of larger assets of the Funds. It was noted that the fund complex size was not sufficiently large enough to warrant consideration of breakpoints in advisory fees at this time.

The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the Contract were fair and reasonable with respect to the services that Trustmark provides and in light of the other factors described above that the Board deemed relevant. No single factor was considered in isolation or to be determinative of the decision of the Board to approve the Contract. Based on the factors considered, the Board, including all of the Independent Trustees, concluded that it was appropriate to renew the Contract.

PERFORMANCE FUNDS TRUST

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the fiscal year ended May 31, 2006, the Funds declared long-term dividends of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

                                                              15% CAPITAL GAINS
                                                              -----------------
The Large Cap Equity Fund...................................     $11,767,101
The Mid Cap Equity Fund.....................................      13,282,728
The Strategic Dividend Fund.................................          18,378
The Performance Advisor Growth Portfolio....................         516,462
The Performance Advisor Moderate Portfolio..................         613,069
The Performance Advisor Conservative Portfolio..............         276,591

For corporate shareholders, the percentage of the total ordinary income dividends paid during the year ended May 31, 2006, that qualify for the corporate dividend received deduction, are as follows:

                                                                DISTRIBUTIONS
                                                              RECEIVED DEDUCTION
                                                              ------------------
The Large Cap Equity Fund...................................        100.00%
The Mid Cap Equity Fund.....................................        100.00%
The Strategic Dividend Fund.................................        100.00%
The Performance Advisor Growth Portfolio....................         10.25%
The Performance Advisor Moderate Portfolio..................         10.31%
The Performance Advisor Conservative Portfolio..............         14.32%

For individual shareholders, the amount of the total ordinary income dividends paid during the year ended May 31, 2006, that qualify for a maximum 15% tax rate, are as follows:

                                                              QUALIFIED DIVIDEND INCOME
                                                              -------------------------
The Large Cap Equity Fund...................................         $1,136,744
The Mid Cap Equity Fund.....................................            751,117
The Strategic Dividend Fund.................................            951,472
The Performance Advisor Growth Portfolio....................             46,948
The Performance Advisor Moderate Portfolio..................             68,753
The Performance Advisor Conservative Portfolio..............             45,762

For the fiscal year ended May 31, 2006, certain dividends paid by The Performance Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

OTHER INFORMATION (UNAUDITED)
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-PERFORM (737-3676) and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-PERFORM (737-3676) and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Performance Funds file their complete schedule of portfolio holdings ("Schedule of Portfolio Investments") with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year, periods ending August 31 and February 28, on Form N-Q. Schedules of Portfolio Investments are available without charge, upon request, (i) by calling 1-800-PERFORM (737-3676); (ii) by visiting the SEC's website at http://www.sec.gov; and (iii) by visiting the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PERFORMANCE FUNDS TRUST

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The names of the Trustees, their addresses, ages, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below. The Statement of Additional Information includes additional information about the Trustees, and is available, without charge, upon request, by calling 1-800-PERFORM.

Trustees

                                                                                          NUMBER OF
                                            TERM OF                                     PORTFOLIOS IN       OTHER
                           POSITION(S)    OFFICE AND                                    FUND COMPLEX    DIRECTORSHIPS
                            HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE      THE TRUST     TIME SERVED        DURING PAST 5 YEARS           TRUSTEE         TRUSTEE
----------------------     -----------   -------------  ------------------------------  -------------   -------------
NON-INTERESTED TRUSTEES
James H. Daughdrill,           Trustee   Indefinite     President and Chief Executive        11         N/A
III,*                                    1/05 to        Officer, The Walker Companies,
Age 50                                   present        1991-present.
2829 Lakeland Drive
Suite 1600
Jackson, MS 39232

Joe J. Powell III*             Trustee   Indefinite     Founder, Director and                11         N/A
Age 53,                                  11/02 to       President, Maximum Information
417 Glenway Drive                        present        Technology, Inc., 2000 to
Jackson, MS 30602                                       present; Executive Vice
                                                        President, First American
                                                        National Bank 1995-2000.

Walter P. Neely, Ph.D.,*   Trustee and   Indefinite     Professor and Consultant,            11         N/A
CFA,                          Chairman   5/92 to        Millsaps College, Jackson,
Age 61,                                  present        Mississippi, since 1980.
1701 North State Street,
Jackson, MS 39210

Shirley F. Olson,*             Trustee   Indefinite     Consultant, The Olson                11         N/A
Age: 58,                                 1/05           Consulting Group LLC,
70 St. Andrews Place,                                   1997-present.
Jackson, MS 39211

INTERESTED TRUSTEE
Walter B. Grimm,(1)            Trustee   Indefinite     Formerly, Senior Vice                11         **
Age: 60,                                 9/98 to        President of BISYS Fund
5425 Stockton Ct.                        present        Services--employed from 6/92
Powell, OH 43065                                        to 9/05

PERFORMANCE FUNDS TRUST

INFORMATION ABOUT TRUSTEES AND OFFICERS, CONTINUED (UNAUDITED)

Principal Officers

                        POSITION(S) HELD WITH     TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE TRUST          LENGTH OF TIME SERVED           DURING PAST 5 YEARS
----------------------  ----------------------   ---------------------   ------------------------------------
Duane Dewey, Age: 47,   President of the Trust    Indefinite, 8/05 to    President, Trustmark Wealth
1701 Lakeland Drive                               present                Management Group 2003 to present;
Jackson, MS 39216                                                        Managing Director/Senior Vice
                                                                         President, Provident Financial
                                                                         Advisors, 1997 to 2003

Curtis Barnes,          Secretary of the Trust    Indefinite, 5/99 to    Vice President, Legal Services,
Age 52,                                           present                BISYS Fund Services--employee since
100 Summer Street,                                                       May 1995
suite 1500,
Boston, Ma 01867

Chris Sabato,           Treasurer of the Trust    Indefinite, 2/04 to    Vice President, Fund Administration,
Age 37,                                           present                BISYS Fund Services--Employee since
3435 Stelzer Road,                                                       February 1993.
Columbus, OH

Teresa Dollar           Vice President of the     Indefinite, 11/04 to   First Vice President, Trustmark
Age: 41                 Trust                     present                National Bank
1701 Lakeland Drive
Jackson, MS 39216

Alaina Metz             Assistant Secretary       Indefinite, 11/96 to   Vice President, BISYS Fund Services
Age: 39                                           present                (2002-present); Chief Administration
3435 Stelzer Rd.                                                         Officer, BISYS Fund Services
Columbus, OH 43219                                                       (1995-2002)

George Stevens          Chief Compliance          One year, 9/05 to      From September 1996 to present,
Age 55,                 Officer of the Trust      present                employee of BISYS Fund Services;
3435 Stelzer Road,      and Anti-Money                                   currently, Vice President
Columbus, OH            Laundering Officer

---------------

 * Member of the Audit Committee and Nominating Committee.

** Mr. Grimm also serves as a director or trustee of the following fund groups:
   American Performance Funds, Legacy Funds, The Coventry Group, and Coventry Funds Trust.

(1) Mr. Grimm may be deemed to be an "interested person," as defined by the 1940 Act, because of his former employment with BISYS Fund Services.

[PERFORMANCE FUNDS LOGO]

INVESTMENT ADVISOR

Trustmark Investment Advisors, Inc.
248 East Capitol Street
Jackson, Mississippi 39201

ADMINISTRATOR AND TRANSFER AGENT

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR

Performance Funds Distributor, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Drinker Biddle & Reath LLP
One Logan Square 18(th) and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE PERFORMANCE FAMILY OF MUTUAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE TRUST'S SHARES IS AUTHORIZED ONLY IN CASE OF A CONCURRENT OR PRIOR DELIVERY OF THE TRUST'S CURRENT PROSPECTUS.

PRFAR 05/06

[PERFORMANCE FUNDS LOGO]

PERFORMANCE FUNDS TRUST
A FAMILY OF MUTUAL FUNDS

ANNUAL REPORT
MAY 31, 2006

SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, TRUSTMARK NATIONAL BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE TRUST INVOLVE INVESTMENT RISK,
INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT
INDICATIVE OF FUTURE RESULTS.

ITEM 2. CODE OF ETHICS.

      (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

      (b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial experts are Walter P. Neeley, Joe J. Powell III and James H. Daughdrill , who is "independent" for purposes of this
Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                  2006                   2005
                                  ----                   ----
(a) Audit Fees                  $116,500               $111,500
(b) Audit-Related Fees            $ 0                    $ 0
(c) Tax Fees                     $34,400                $31,500
(d) All Other Fees                $ 0                    $ 0

[DISCLOSE THE AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES DESCRIBED IN PARAGRAPH (c)(7) OF RULE 2-01 OF REGULATION S-X.]

[(e) IF ANY OF THE SERVICES WERE NOT PRE-APPROVED, BUT OTHERWISE APPROVED BY THE AUDIT COMMITTEE, DISCLOSE THE PERCENTAGE OF EACH CATEGORY ABOVE.]

[(f) IF GREATER THAN 50 PERCENT, DISCLOSE THE PERCENTAGE OF HOURS EXPENDED ON THE PRINCIPAL ACCOUNTANT'S ENGAGEMENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR THAT WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.]

[(g) DISCLOSE THE AGGREGATE NON-AUDIT FEES BILLED BY THE REGISTRANT'S ACCOUNTANT FOR SERVICES RENDERED TO THE REGISTRANT, AND RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUB-ADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROLWITH THE ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT FOR EACH OFTHE LAST TWO FISCAL YEARS OF THE REGISTRANT.]

[(h) DISCLOSE WHETHER THE REGISTRANT'S AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS CONSIDERED WHETHER THE PROVISION OF NONAUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(II) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.]

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(a) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Performance Funds Trust
            --------------------------------------------------------------------
By (Signature and Title)   /s/ Duane A. Dewey
                        --------------------------------------------------------
                               Duane A. Dewey, President
Date    August 9, 2006
    ----------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Duane A. Dewey
                        --------------------------------------------------------
                               Duane A. Dewey, President

Date    August 9, 2006
    ----------------------------------------------------

By (Signature and Title)   /s/ Christopher E. Sabato
                        --------------------------------------------------------
                               Christopher E. Sabato, Treasurer
Date    August 9, 2006
    ----------------------------------------------------


INCLUDE A CODE OF ETHICS OR AMENDMENT TO A CODE OF ETHICS FILED UNDER ITEM 12(a)
          OF FORM N-CSR IN A SINGLE EDGAR EXHIBIT NAMED EX-99.CODE ETH.
    ALL SECTION 302 CERTIFICATIONS SHOULD BE INCLUDED IN ONE EDGAR EX-99.CERT EXHIBIT DOCUMENT AND ALL SECTION 906 CERTIFICATIONS SHOULD BE INCLUDED IN A
          SEPARATE EDGAR EX-99.906CERT EXHIBIT DOCUMENT TO FORM N-CSR.
                  [DON'T INCLUDE THIS LANGUAGE IN THE FILING.]